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-------------------------------------------       ----------------       ------------------------------
   Month  ARM 2/28  ARM 3/27 & 5/25  Fixed         Month   % Loss        Month      1m LR       6m LR
-------------------------------------------       ----------------       ------------------------------

       1    7.25         7.25          4               1        4            1      5.1400      5.2400          12m lag
       2    8.5          8.17         6.27             6     5.75            2      5.1423      5.2941          100% severity
       3    9.75          9.1         8.55            12     6.25            3      5.2136      5.3111
       4   11.06         10.08       10.82            18       13            4      5.2791      5.3169
       5   13.02         11.65       13.09            24    10.25            5      5.2316      5.3112
       6   16.32         14.37       15.36            30       10            6      5.2606      5.3072
       7   18.16         15.79       17.64            36      9.5            7      5.2855      5.2941
       8   20.05         17.24       19.91            42        9            8      5.2421      5.2761
       9   23.16         19.72       22.18            48        9            9      5.2474       5.263
      10   25.05         21.15       24.45            54     7.75           10      5.2512      5.2476
      11   30.15         25.28       26.73            60     5.75           11      5.2075      5.2323
      12    32.5         27.07         29             66      5.5           12      5.1857      5.2213
      13   33.79         27.99         29             72     4.25           13      5.1784      5.2141
                                                  ----------------
      14   34.22         28.2          29          Total      100           14      5.1678      5.2075
      15   34.92         28.55         29                                   15      5.1592      5.2043
      16   35.06         28.75         29                                   16      5.1514      5.2032
      17   34.19         28.94         29                                   17      5.1445      5.2037
      18   37.49         29.14         29                                   18      5.1413      5.2077
      19     40           30           29                                   19      5.1417      5.2129
      20     55           30           29                                   20      5.1469      5.2203
      21     55           30           29                                   21      5.1529      5.2278
      22     55           30           29                                   22      5.1584      5.2365
      23     55          30.93         29                                   23       5.166       5.246
      24     55           33           29                                   24      5.1737      5.2548
      25     55           40           29                                   25      5.1832      5.2649
      26     55           40           29                                   26      5.1928      5.2753
      27     55           40           29                                   27      5.2026      5.2878
      28     55           40           29                                   28      5.2113      5.3008
      29     55           40           29                                   29      5.2195      5.3121
      30     55           55           29                                   30      5.2315      5.3249
      31     35           55           29                                   31      5.2466      5.3364
      32     35           55           29                                   32      5.2642      5.3479
      33     35           55           29                                   33       5.278      5.3578
      34     35           55           29                                   34      5.2855      5.3678
      35     35           55           29                                   35      5.2925      5.3785
      36     35           55           29                                   36         5.3      5.3883
      37     35           55           29                                   37      5.3114      5.3994
      38     35           55           29                                   38      5.3239      5.4106
      39     35           55           29                                   39      5.3354      5.4234
      40     35           55           29                                   40      5.3442      5.4359
      41     35           35           29                                   41      5.3517      5.4458
      42     35           35           29                                   42      5.3637      5.4563
      43     35           35           29                                   43      5.3793       5.465
      44     35           35           29                                   44      5.3968      5.4738
      45     35           35           29                                   45      5.4079      5.4819
      46     35           35           29                                   46        5.41      5.4917
-------------------------------------------
                                                                            47       5.411      5.5044
                                                                            48      5.4158       5.518
                                                                            49      5.4289      5.5337
                                                                            50      5.4462      5.5482
                                                                            51      5.4637       5.562
                                                                            52      5.4796      5.5736
                                                                            53      5.4933      5.5816
                                                                            54      5.5061      5.5894
                                                                            55      5.5161      5.5941
                                                                            56       5.525      5.5978
                                                                            57      5.5313       5.599
                                                                            58      5.5338      5.5995
                                                                            59      5.5366      5.6004
                                                                            60      5.5357      5.5994
                                                                            61      5.5353      5.5993
                                                                            62      5.5341      5.5984
                                                                            63      5.5339      5.5987
                                                                            64      5.5333      5.5986
                                                                            65      5.5326       5.598
                                                                            66      5.5328      5.5989
                                                                            67      5.5325      5.5992
                                                                            68      5.5332      5.6007
                                                                            69      5.5337      5.6016
                                                                            70      5.5337      5.6034
                                                                            71      5.5357      5.6065
                                                                            72      5.5368      5.6086
                                                                            73      5.5391      5.6121
                                                                            74      5.5409      5.6152
                                                                            75      5.5441      5.6197
                                                                            76      5.5473      5.6243
                                                                            77      5.5505       5.628
                                                                            78      5.5551      5.6341
                                                                            79      5.5594        5.64
                                                                            80      5.5651      5.6473
                                                                            81      5.5711      5.6541
                                                                            82      5.5761      5.6618
                                                                            83      5.5843      5.6705
                                                                            84      5.5915      5.6778
                                                                            85      5.5996      5.6858
                                                                            86      5.6068      5.6928
                                                                            87      5.6147      5.7006
                                                                            88      5.6222      5.7079
                                                                            89       5.629      5.7134
                                                                            90      5.6365      5.7208
                                                                            91      5.6431      5.7271
                                                                            92      5.6504      5.7342
                                                                            93      5.6572      5.7402
                                                                            94      5.6622      5.7465
                                                                            95      5.6697      5.7537
                                                                            96      5.6754      5.7592
                                                                            97      5.6819      5.7653
                                                                            98      5.6873      5.7703
                                                                            99      5.6934       5.776
                                                                           100       5.699      5.7811
                                                                           101      5.7038      5.7844
                                                                           102      5.7092      5.7894
                                                                           103      5.7136      5.7932
                                                                           104      5.7186      5.7977
                                                                           105       5.723       5.801
                                                                           106      5.7256      5.8046
                                                                           107      5.7306       5.809
                                                                           108      5.7337      5.8115
                                                                           109      5.7375      5.8145
                                                                           110        5.74      5.8163
                                                                           111      5.7432      5.8187
                                                                           112      5.7456      5.8204
                                                                           113      5.7472      5.8207
                                                                           114      5.7494       5.822
                                                                           115      5.7504      5.8221
                                                                           116      5.7519      5.8228
                                                                           117      5.7526      5.8224
                                                                           118       5.752      5.8223
                                                                           119      5.7528      5.8231
                                                                           120       5.752      5.8227
                                                                           121      5.7522      5.8233
                                                                           122      5.7517      5.8232
                                                                           123      5.7522      5.8242
                                                                           124      5.7524       5.825
                                                                           125      5.7524      5.8245
                                                                           126      5.7535      5.8261
                                                                           127      5.7538       5.827
                                                                           128      5.7553       5.829
                                                                           129      5.7565      5.8303
                                                                           130      5.7565      5.8324
                                                                           131      5.7595      5.8361
                                                                           132      5.7609      5.8381
                                                                           133      5.7635      5.8414
                                                                           134      5.7653       5.844
                                                                           135      5.7684      5.8478
                                                                           136      5.7713      5.8515
                                                                           137       5.774      5.8539
                                                                           138      5.7778      5.8586
                                                                           139       5.781      5.8626
                                                                           140      5.7855      5.8679
                                                                           141      5.7898      5.8723
                                                                           142      5.7928      5.8773
                                                                           143      5.7989      5.8836
                                                                           144      5.8036       5.888
                                                                           145      5.8091      5.8933
                                                                           146      5.8135      5.8974
                                                                           147      5.8187      5.9023
                                                                           148      5.8233      5.9067
                                                                           149      5.8273      5.9093
                                                                           150       5.832      5.9137
                                                                           151      5.8357       5.917
                                                                           152      5.8401       5.921
                                                                           153      5.8439      5.9239
                                                                           154       5.846      5.9272
                                                                           155      5.8507      5.9315
                                                                           156      5.8534      5.9339
                                                                           157       5.857      5.9369
                                                                           158      5.8593      5.9388
                                                                           159      5.8624      5.9415
                                                                           160      5.8649      5.9434
                                                                           161      5.8667      5.9441
                                                                           162      5.8691      5.9461
                                                                           163      5.8704      5.9468
                                                                           164      5.8725      5.9482
                                                                           165      5.8738      5.9485
                                                                           166      5.8739      5.9489
                                                                           167      5.8756        5.95
                                                                           168      5.8757      5.9494
                                                                           169      5.8765      5.9495
                                                                           170      5.8761      5.9483
                                                                           171      5.8763      5.9478
                                                                           172      5.8758      5.9465
                                                                           173      5.8745      5.9435
                                                                           174      5.8738       5.942
                                                                           175      5.8719      5.9392
                                                                           176      5.8707      5.9372
                                                                           177      5.8686      5.9339
                                                                           178      5.8648      5.9309
                                                                           179      5.8636      5.9295
                                                                           180      5.8601       5.926
                                                                           181      5.8576      5.9235
                                                                           182      5.8542      5.9201
                                                                           183      5.8517      5.9176
                                                                           184      5.8488      5.9147
                                                                           185      5.8454      5.9105
                                                                           186      5.8431      5.9082
                                                                           187      5.8398       5.905
                                                                           188      5.8376      5.9027
                                                                           189      5.8348      5.8995
                                                                           190      5.8308      5.8968
                                                                           191      5.8297      5.8957
                                                                           192      5.8266      5.8926
                                                                           193      5.8245      5.8905
                                                                           194      5.8214      5.8875
                                                                           195      5.8194      5.8855
                                                                           196      5.8168      5.8829
                                                                           197      5.8139      5.8791
                                                                           198      5.8119      5.8772
                                                                           199       5.809      5.8743
                                                                           200      5.8071      5.8723
                                                                           201      5.8047      5.8695
                                                                           202       5.801      5.8671
                                                                           203      5.8002      5.8663
                                                                           204      5.7974      5.8635
                                                                           205      5.7956      5.8617
                                                                           206      5.7928      5.8589
                                                                           207      5.7911      5.8571
                                                                           208      5.7888      5.8548
                                                                           209      5.7861      5.8517
                                                                           210      5.7844      5.8499
                                                                           211      5.7817      5.8472
                                                                           212        5.78      5.8455
                                                                           213      5.7778      5.8428
                                                                           214      5.7747      5.8406
                                                                           215      5.7736      5.8394
                                                                           216       5.771      5.8367
                                                                           217      5.7693       5.835
                                                                           218      5.7667      5.8324
                                                                           219       5.765      5.8307
                                                                           220      5.7629      5.8285
                                                                           221      5.7603      5.8249
                                                                           222      5.7586      5.8232
                                                                           223      5.7561      5.8206
                                                                           224      5.7544      5.8189
                                                                           225      5.7522      5.8162
                                                                           226      5.7488       5.814
                                                                           227      5.7481      5.8132
                                                                           228      5.7455      5.8105
                                                                           229      5.7438      5.8087
                                                                           230      5.7412       5.806
                                                                           231      5.7394      5.8042
                                                                           232      5.7372      5.8019
                                                                           233      5.7346      5.7983
                                                                           234      5.7328      5.7964
                                                                           235      5.7301      5.7936
                                                                           236      5.7283      5.7917
                                                                           237       5.726      5.7889
                                                                           238      5.7224      5.7865
                                                                           239      5.7215      5.7856
                                                                           240      5.7187      5.7828
                                                                           241      5.7168       5.781
                                                                           242      5.7141      5.7782
                                                                           243      5.7123      5.7765
                                                                           244        5.71      5.7742
                                                                           245      5.7074      5.7708
                                                                           246      5.7057      5.7691
                                                                           247      5.7031      5.7665
                                                                           248      5.7014      5.7649
                                                                           249      5.6993      5.7624
                                                                           250       5.696      5.7603
                                                                           251      5.6954      5.7597
                                                                           252       5.693      5.7573
                                                                           253      5.6914      5.7558
                                                                           254       5.689      5.7534
                                                                           255      5.6876      5.7519
                                                                           256      5.6856        5.75
                                                                           257      5.6833      5.7473
                                                                           258      5.6819      5.7459
                                                                           259      5.6796      5.7436
                                                                           260      5.6782      5.7422
                                                                           261      5.6764        5.74
                                                                           262      5.6738      5.7382
                                                                           263      5.6729      5.7374
                                                                           264      5.6708      5.7352
                                                                           265      5.6695      5.7339
                                                                           266      5.6673      5.7317
                                                                           267      5.6661      5.7305
                                                                           268      5.6644      5.7288
                                                                           269      5.6623      5.7258
                                                                           270      5.6611      5.7246
                                                                           271       5.659      5.7225
                                                                           272      5.6578      5.7214
                                                                           273      5.6562      5.7193
                                                                           274      5.6533      5.7177
                                                                           275      5.6531      5.7175
                                                                           276      5.6511      5.7154
                                                                           277        5.65      5.7143
                                                                           278       5.648      5.7123
                                                                           279      5.6469      5.7112
                                                                           280      5.6453      5.7096
                                                                           281      5.6434      5.7067
                                                                           282      5.6423      5.7056
                                                                           283      5.6403      5.7036
                                                                           284      5.6392      5.7025
                                                                           285      5.6377      5.7006
                                                                           286      5.6349       5.699
                                                                           287      5.6348      5.6989
                                                                           288      5.6329      5.6969
                                                                           289      5.6318      5.6958
                                                                           290      5.6299      5.6938
                                                                           291      5.6288      5.6927
                                                                           292      5.6273      5.6912
                                                                           293      5.6254      5.6883
                                                                           294      5.6243      5.6872
                                                                           295      5.6224      5.6852
                                                                           296      5.6213      5.6841
                                                                           297      5.6198      5.6821
                                                                           298       5.617      5.6805
                                                                           299      5.6168      5.6804
                                                                           300      5.6149      5.6783
                                                                           301      5.6138      5.6772
                                                                           302      5.6118      5.6751
                                                                           303      5.6107       5.674
                                                                           304      5.6091      5.6723
                                                                           305      5.6071      5.6698
                                                                           306       5.606      5.6686
                                                                           307      5.6039      5.6665
                                                                           308      5.6028      5.6653
                                                                           309      5.6011      5.6632
                                                                           310      5.5987      5.6614
                                                                           311      5.5979      5.6606
                                                                           312      5.5958      5.6584
                                                                           313      5.5946      5.6571
                                                                           314      5.5925      5.6549
                                                                           315      5.5912      5.6535
                                                                           316      5.5894      5.6517
                                                                           317      5.5872      5.6486
                                                                           318      5.5859      5.6471
                                                                           319      5.5837      5.6448
                                                                           320      5.5823      5.6433
                                                                           321      5.5804      5.6409
                                                                           322      5.5773      5.6389
                                                                           323      5.5768      5.6382
                                                                           324      5.5744      5.6358
                                                                           325      5.5729      5.6341
                                                                           326      5.5705      5.6316
                                                                           327      5.5689      5.6298
                                                                           328      5.5668      5.6276
                                                                           329      5.5643      5.6242
                                                                           330      5.5626      5.6223
                                                                           331        5.56      5.6196
                                                                           332      5.5583      5.6177
                                                                           333       5.556      5.6149
                                                                           334      5.5525      5.6124
                                                                           335      5.5516      5.6113
                                                                           336      5.5488      5.6083
                                                                           337      5.5468      5.6062
                                                                           338       5.544      5.6031
                                                                           339      5.5419      5.6008
                                                                           340      5.5393      5.5981
                                                                           341      5.5363      5.5941
                                                                           342      5.5341      5.5916
                                                                           343      5.5309      5.5883
                                                                           344      5.5286      5.5857
                                                                           345      5.5257      5.5823
                                                                           346      5.5217      5.5791
                                                                           347      5.5201      5.5773
                                                                           348      5.5167      5.5736
                                                                           349       5.514      5.5707
                                                                           350      5.5105      5.5669
                                                                           351      5.5077      5.5639
                                                                           352      5.5044      5.5603
                                                                           353      5.5006      5.5558
                                                                           354      5.4976      5.5525
                                                                           355      5.4936      5.5483
                                                                           356      5.4905      5.5449
                                                                           357      5.4867      5.5405
                                                                           358      5.4822      5.5365
                                                                           359      5.4792      5.5335
                                                                           360      5.4749      5.5292
                                                                           361      5.4714      5.5258
                                                                         ------
                                                                                    5.4672      5.5216

Asset Backed Certificates
IXIS 2006-HE2
                  1

                   % LOSS OF "BB" CLASS PRINC

                                              --------------------------------------------------------------------------------------
TRIGGERS FAIL                                                                                 Libor forward +200
% WRITEDOWN                                                                             100%
                                                                                              Prepay Ramp
------------------------------------------------------------------------------------------------------------------------------------

                           1% cum loss                                                 0.00%

                           2% cum loss                                                 0.00%
S&P Loss Ramp
                           3% cum loss                                                 0.00%

                           4% cum loss                                                 0.00%
------------------------------------------------------------------------------------------------------------------------------------

                   % LOSS OF "BB" CLASS PRINC

                                              --------------------------------------------------------------------------------------
TRIGGERS PASS
% WRITEDOWN

------------------------------------------------------------------------------------------------------------------------------------
                           1% cum loss                                                 0.00%

                           2% cum loss                                                 0.00%
S&P Loss Ramp
                           3% cum loss                                                 0.00%

                           4% cum loss                                                16.40%
------------------------------------------------------------------------------------------------------------------------------------

                   BREAKEVEN RUNS

                                              --------------------------------------------------------------------------------------
TRIGGERS FAIL
100% LS - 12M LAG

------------------------------------------------------------------------------------------------------------------------------------
                                1st $ Loss CDR                                          2.64

                       Cumulative Loss to Pool                                          5.95

                                           WAL                                         12.08

                          Period of 1st $ Loss                                           133

                                  Princ Window                                       119-362

                             Gap in Princ(Y/N)                                             N
------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),

(2) no representation that these materials are accurate or complete and may not be updated or

(3) these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-121914) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean
Witter Asia Limited (together with their affiliates, hereinafter "Morgan
Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report.
Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
`Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

PAGE>

ALADDIN                                                            IXIS 2006-HE2

50% SEVERITY                       TRIGGERS FAIL
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------

B2             9.11    19.14    20.78   9.02   19.03    20.92    8.07    17.73    21.84
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
B2             8.68    11.02    13.11   8.61   10.95    13.13    7.67     9.96    13.49
---------------------------------------------------------------------------------------

40% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
B2            11.40    17.63    19.25  11.28   17.53    19.34   10.05    16.37    20.37
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
B2            10.91    10.57    12.46  10.82   10.51    12.48   9.64     9.60     12.88
---------------------------------------------------------------------------------------

60% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
B2             7.59    20.31    21.89   7.51   20.17     22.02   6.74   18.75     22.84
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
B2             7.21    11.34    13.58   7.15   11.26     13.60   6.37   10.22     13.91
---------------------------------------------------------------------------------------

THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
NON-RESEARCH PERSONNEL. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

ALADDIN                                                            IXIS 2006-HE2

50% SEVERITY         TRIGGERS FAIL
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------

M6            10.59    21.07    18.89  10.50   20.97    19.01    9.45     19.68   19.90
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M6            11.01    13.31    11.80  10.95   13.26    11.83    9.94     12.30   12.15
---------------------------------------------------------------------------------------

40% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M6            13.41    19.37    17.21  13.29   19.29    17.29   11.92     18.16   18.26
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M6            14.00    12.77    11.06  13.92   12.72    11.08   12.64     11.85   11.43
---------------------------------------------------------------------------------------

60% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M6             8.76    22.39    20.17   8.67   22.25    20.24    7.83    20.84    21.08
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M6             9.08    13.71    12.35   9.02   13.64    12.36    8.20    12.63    12.67
---------------------------------------------------------------------------------------

THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
NON-RESEARCH PERSONNEL. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

ALADDIN                                                            IXIS 2006-HE2

50% SEVERITY         TRIGGERS FAIL
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------

M5            11.46    22.11    18.09  11.37   22.02    18.21   10.27    20.74    19.10
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M5            12.42    14.60    11.26  12.36   14.55    11.29   11.32    13.62    11.60
---------------------------------------------------------------------------------------

40% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M5            14.62    20.31    16.32  14.51   20.24    16.42   13.05    19.13    17.35
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M5            15.91    14.00    10.45  15.83   13.95    10.47   14.50     13.11   10.81
---------------------------------------------------------------------------------------

60% SEVERITY
12 MONTH LAG

50% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M5             9.43    23.49    19.44   9.34   23.37    19.51    8.46     21.96   20.34
---------------------------------------------------------------------------------------

100% PPC
---------------------------------------------------------------------------------------
              Flat                     FWD                     FWD+200
              CDR    Cum Loss   WAL    CDR    Cum Loss  WAL    CDR      Cum Loss  WAL
              -------------------------------------------------------------------------
M5            10.19    15.04    11.84  10.13   14.97    11.85    9.29     13.98   12.16
---------------------------------------------------------------------------------------

THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
NON-RESEARCH PERSONNEL. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to:

(1)   these materials not constituting an offer (or a solicitation of an offer),

(2)   no representation that these materials are accurate or complete and may not be updated or

(3)   these materials possibly being confidential

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC file no. 333-121914) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting Edgar on the Sec web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

TERM SHEET DISCLAIMER

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean
Witter Asia Limited (together with their affiliates, hereinafter "Morgan
Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report.
Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to by of any offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, the securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent financial advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
`Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority's rules). For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

Asset Backed Certificates
IXIS 2006-HE2

                                        To Call
---------------------------------------------------------------------------------------
Security M-1
Scenario PXCALL
Avg Life: 4.9538  Total Interest: 9,438,247.92
                                                                              Total
 Per      Date        Balance       Principal      Interest      Coupon       Cash
---------------------------------------------------------------------------------------

    0   5/25/2006  34,500,000.00              0              0        -1              0
    1   6/25/2006  34,500,000.00           0.00     161,613.33      5.44     161,613.33
    2   7/25/2006  34,500,000.00           0.00     156,400.00      5.44     156,400.00
    3   8/25/2006  34,500,000.00           0.00     161,613.33      5.44     161,613.33
    4   9/25/2006  34,500,000.00           0.00     161,613.33      5.44     161,613.33
    5  10/25/2006  34,500,000.00           0.00     156,400.00      5.44     156,400.00
    6  11/25/2006  34,500,000.00           0.00     161,613.33      5.44     161,613.33
    7  12/25/2006  34,500,000.00           0.00     156,400.00      5.44     156,400.00
    8   1/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
    9   2/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   10   3/25/2007  34,500,000.00           0.00     145,973.33      5.44     145,973.33
   11   4/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   12   5/25/2007  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   13   6/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   14   7/25/2007  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   15   8/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   16   9/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   17  10/25/2007  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   18  11/25/2007  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   19  12/25/2007  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   20   1/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   21   2/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   22   3/25/2008  34,500,000.00           0.00     151,186.67      5.44     151,186.67
   23   4/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   24   5/25/2008  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   25   6/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   26   7/25/2008  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   27   8/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   28   9/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   29  10/25/2008  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   30  11/25/2008  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   31  12/25/2008  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   32   1/25/2009  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   33   2/25/2009  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   34   3/25/2009  34,500,000.00           0.00     145,973.33      5.44     145,973.33
   35   4/25/2009  34,500,000.00           0.00     161,613.33      5.44     161,613.33
   36   5/25/2009  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   37   6/25/2009  34,500,000.00              0     161,613.33      5.44     161,613.33
   38   7/25/2009  34,500,000.00              0     156,400.00      5.44     156,400.00
   39   8/25/2009  34,500,000.00              0     161,613.33      5.44     161,613.33
   40   9/25/2009  34,500,000.00              0     161,613.33      5.44     161,613.33
   41  10/25/2009  34,500,000.00           0.00     156,400.00      5.44     156,400.00
   42  11/25/2009  34,255,214.24     244,785.76     161,613.33      5.44     406,399.10
   43  12/25/2009  28,395,127.89   5,860,086.35     155,290.30      5.44   6,015,376.65
   44   1/25/2010  22,691,770.01   5,703,357.88     133,015.40      5.44   5,836,373.28
   45   2/25/2010  20,628,531.83   2,063,238.17     106,298.34      5.44   2,169,536.51
   46   3/25/2010  20,076,287.13     552,244.71      87,281.61      5.44     639,526.32
   47   4/25/2010  19,538,810.59     537,476.54      94,046.25      5.44     631,522.79
   48   5/25/2010  19,015,707.18     523,103.41      88,575.94      5.44     611,679.35
   49   6/25/2010  18,506,592.43     509,114.74      89,078.02      5.44     598,192.77
   50   7/25/2010  18,011,092.19     495,500.24      83,896.55      5.44     579,396.79
   51   8/25/2010  17,528,842.30     482,249.89      84,371.96      5.44     566,621.85
   52   9/25/2010  17,059,488.36     469,353.94      82,112.89      5.44     551,466.83
   53  10/25/2010  16,602,685.44     456,802.91      77,336.35      5.44     534,139.26
   54  11/25/2010  16,158,097.88     444,587.56      77,774.36      5.44     522,361.92
   55  12/25/2010  15,725,345.25     432,752.63      73,250.04      5.44     506,002.67
   56   1/25/2011  15,304,105.65     421,239.60      73,664.51      5.44     494,904.11
   57   2/25/2011  14,892,448.14     411,657.51      71,691.23      5.44     483,348.74
   58   3/25/2011  14,491,715.49     400,732.65      63,011.60      5.44     463,744.25
   59   4/25/2011  14,101,609.91     390,105.58      67,885.64      5.44     457,991.22
   60   5/25/2011  13,721,850.97     379,758.94      63,927.30      5.44     443,686.24
   61   6/25/2011  13,352,284.17     369,566.79      64,279.25      5.44     433,846.04
   62   7/25/2011  12,992,639.01     359,645.16      60,530.35      5.44     420,175.51
   63   8/25/2011  12,642,646.18     349,992.83      60,863.30      5.44     410,856.13
   64   9/25/2011  12,302,047.41     340,598.77      59,223.77      5.44     399,822.54
   65  10/25/2011  11,970,590.58     331,456.84      55,769.28      5.44     387,226.12
   66  11/25/2011  11,648,030.73     322,559.84      56,075.57      5.44     378,635.41
   67  12/25/2011  11,334,129.05     313,901.68      52,804.41      5.44     366,706.08
   68   1/25/2012  11,028,653.44     305,475.62      53,094.10      5.44     358,569.72
   69   2/25/2012  10,731,378.02     297,275.42      51,663.11      5.44     348,938.53
   70   3/25/2012  10,442,082.97     289,295.05      47,027.28      5.44     336,322.33
   71   4/25/2012  10,160,554.38     281,528.59      48,915.36      5.44     330,443.95
   72   5/25/2012   9,886,584.15     273,970.23      46,061.18      5.44     320,031.41
   73   6/25/2012   9,619,969.60     266,614.55      46,313.15      5.44     312,927.70
   74   7/25/2012   9,360,513.56     259,456.05      43,610.53      5.44     303,066.58
   75   8/25/2012   9,108,024.13     252,489.43      43,848.81      5.44     296,338.24
   76   9/25/2012   8,862,314.56     245,709.57      42,666.03      5.44     288,375.60
   77  10/25/2012   8,623,203.12     239,111.44      40,175.83      5.44     279,287.27
   78  11/25/2012   8,390,512.93     232,690.19      40,394.92      5.44     273,085.10
   79  12/25/2012   8,164,071.87     226,441.06      38,036.99      5.44     264,478.05
   80   1/25/2013   7,943,712.41     220,359.46      38,244.14      5.44     258,603.60
   81   2/25/2013   7,729,271.53     214,440.88      37,211.88      5.44     251,652.76
   82   3/25/2013   7,520,590.58     208,680.96      32,703.41      5.44     241,384.37
   83   4/25/2013   7,317,515.13     203,075.45      35,229.79      5.44     238,305.24
   84   5/25/2013   7,119,894.92     197,620.21      33,172.74      5.44     230,792.94
   85   6/25/2013   6,927,583.71     192,311.21      33,352.75      5.44     225,663.96
   86   7/25/2013           0.00   6,927,583.71      31,405.05      5.44   6,958,988.75
Total                             34,500,000.00   9,438,247.92            43,938,247.92

                                       To Call
--------------------------------------------------------------------------------------
Security M-2
Scenario PXCALL
Avg Life: 4.8928  Total Interest: 8,677,979.62
                                                                             Total
 Per      Date        Balance       Principal      Interest     Coupon       Cash
---------------------------------------------------------------------------------------

    0   5/25/2006  32,000,000.00              0              0        -1              0
    1   6/25/2006  32,000,000.00           0.00     150,453.33      5.46     150,453.33
    2   7/25/2006  32,000,000.00           0.00     145,600.00      5.46     145,600.00
    3   8/25/2006  32,000,000.00           0.00     150,453.33      5.46     150,453.33
    4   9/25/2006  32,000,000.00           0.00     150,453.33      5.46     150,453.33
    5  10/25/2006  32,000,000.00           0.00     145,600.00      5.46     145,600.00
    6  11/25/2006  32,000,000.00           0.00     150,453.33      5.46     150,453.33
    7  12/25/2006  32,000,000.00           0.00     145,600.00      5.46     145,600.00
    8   1/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
    9   2/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   10   3/25/2007  32,000,000.00           0.00     135,893.33      5.46     135,893.33
   11   4/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   12   5/25/2007  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   13   6/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   14   7/25/2007  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   15   8/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   16   9/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   17  10/25/2007  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   18  11/25/2007  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   19  12/25/2007  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   20   1/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   21   2/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   22   3/25/2008  32,000,000.00           0.00     140,746.67      5.46     140,746.67
   23   4/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   24   5/25/2008  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   25   6/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   26   7/25/2008  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   27   8/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   28   9/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   29  10/25/2008  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   30  11/25/2008  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   31  12/25/2008  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   32   1/25/2009  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   33   2/25/2009  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   34   3/25/2009  32,000,000.00           0.00     135,893.33      5.46     135,893.33
   35   4/25/2009  32,000,000.00           0.00     150,453.33      5.46     150,453.33
   36   5/25/2009  32,000,000.00           0.00     145,600.00      5.46     145,600.00
   37   6/25/2009  32,000,000.00              0     150,453.33      5.46     150,453.33
   38   7/25/2009  32,000,000.00              0     145,600.00      5.46     145,600.00
   39   8/25/2009  32,000,000.00              0     150,453.33      5.46     150,453.33
   40   9/25/2009  32,000,000.00              0     150,453.33      5.46     150,453.33
   41  10/25/2009  27,103,680.67   4,896,319.33     145,600.00      5.46   5,041,919.33
   42  11/25/2009  20,756,397.98   6,347,282.69     127,432.47      5.46   6,474,715.16
   43  12/25/2009  20,200,774.98     555,623.00      94,441.61      5.46     650,064.61
   44   1/25/2010  19,660,012.16     540,762.82      94,977.31      5.46     635,740.13
   45   2/25/2010  19,133,710.69     526,301.47      92,434.82      5.46     618,736.30
   46   3/25/2010  18,621,483.71     512,226.97      81,254.49      5.46     593,481.47
   47   4/25/2010  18,122,954.75     498,528.97      87,552.01      5.46     586,080.97
   48   5/25/2010  17,637,757.38     485,197.37      82,459.44      5.46     567,656.81
   49   6/25/2010  17,165,535.01     472,222.37      82,926.86      5.46     555,149.23
   50   7/25/2010  16,705,940.58     459,594.43      78,103.18      5.46     537,697.61
   51   8/25/2010  16,258,636.34     447,304.25      78,545.76      5.46     525,850.01
   52   9/25/2010  15,823,293.55     435,342.79      76,442.69      5.46     511,785.48
   53  10/25/2010  15,399,592.30     423,701.25      71,995.99      5.46     495,697.24
   54  11/25/2010  14,987,221.22     412,371.07      72,403.75      5.46     484,774.82
   55  12/25/2010  14,585,827.48     401,393.74      68,191.86      5.46     469,585.60
   56   1/25/2011  14,195,112.49     390,714.99      68,577.70      5.46     459,292.69
   57   2/25/2011  13,813,285.23     381,827.26      66,740.69      5.46     448,567.94
   58   3/25/2011  13,441,591.18     371,694.05      58,660.42      5.46     430,354.47
   59   4/25/2011  13,079,754.12     361,837.06      63,197.88      5.46     425,034.94
   60   5/25/2011  12,727,513.94     352,240.18      59,512.88      5.46     411,753.06
   61   6/25/2011  12,384,727.35     342,786.59      59,840.53      5.46     402,627.12
   62   7/25/2011  12,051,143.43     333,583.92      56,350.51      5.46     389,934.42
   63   8/25/2011  11,726,512.40     324,631.03      56,660.46      5.46     381,291.49
   64   9/25/2011  11,410,594.70     315,917.70      55,134.15      5.46     371,051.85
   65  10/25/2011  11,103,156.48     307,438.23      51,918.21      5.46     359,356.43
   66  11/25/2011  10,803,970.53     299,185.94      52,203.34      5.46     351,389.28
   67  12/25/2011  10,512,815.35     291,155.18      49,158.07      5.46     340,313.25
   68   1/25/2012  10,229,475.65     283,339.70      49,427.75      5.46     332,767.46
   69   2/25/2012   9,953,741.93     275,733.72      48,095.58      5.46     323,829.30
   70   3/25/2012   9,685,410.29     268,331.64      43,779.87      5.46     312,111.51
   71   4/25/2012   9,424,282.32     261,127.97      45,537.57      5.46     306,665.54
   72   5/25/2012   9,170,165.01     254,117.31      42,880.48      5.46     296,997.80
   73   6/25/2012   8,922,870.36     247,294.66      43,115.06      5.46     290,409.71
   74   7/25/2012   8,682,215.47     240,654.88      40,599.06      5.46     281,253.94
   75   8/25/2012   8,448,022.38     234,193.09      40,820.88      5.46     275,013.98
   76   9/25/2012   8,220,117.85     227,904.52      39,719.79      5.46     267,624.31
   77  10/25/2012   7,998,333.33     221,784.53      37,401.54      5.46     259,186.06
   78  11/25/2012   7,782,504.75     215,828.58      37,605.50      5.46     253,434.08
   79  12/25/2012   7,572,472.46     210,032.29      35,410.40      5.46     245,442.69
   80   1/25/2013   7,368,081.08     204,391.38      35,603.24      5.46     239,994.62
   81   2/25/2013   7,169,179.39     198,901.68      34,642.26      5.46     233,543.94
   82   3/25/2013   6,975,620.24     193,559.15      30,445.12      5.46     224,004.27
   83   4/25/2013   6,787,260.41     188,359.84      32,797.04      5.46     221,156.88
   84   5/25/2013   6,603,960.50     183,299.90      30,882.03      5.46     214,181.94
   85   6/25/2013   6,425,584.89     178,375.62      31,049.62      5.46     209,425.24
   86   7/25/2013           0.00   6,425,584.89      29,236.41      5.46   6,454,821.30
Total                             32,000,000.00   8,677,979.62            40,677,979.62

THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
NON-RESEARCH PERSONNEL. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
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Asset Backed Certificates
IXIS 2006-HE2

      ------------------------------------------------------------------------------------------------------
      Period  Date        M-1 balance    M-1 cashcap  M-2 balance    M-2 cashcap  M-3 balance    M-3 cashcap
      ------------------------------------------------------------------------------------------------------

           0   5/25/2006  34,500,000.00           --  32,000,000.00           --  18,500,000.00           --           150 PPC
           1   6/25/2006  34,500,000.00        18.28  32,000,000.00        18.28  18,500,000.00        18.28 *Prefund  20% libor
           2   7/25/2006  34,500,000.00        19.58  32,000,000.00        19.58  18,500,000.00        19.58 *Prefund  No Loss
           3   8/25/2006  34,500,000.00        20.83  32,000,000.00        20.83  18,500,000.00        20.83 *Prefund  To Call
           4   9/25/2006  34,500,000.00        22.61  32,000,000.00        22.69  18,500,000.00        22.81
           5  10/25/2006  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
           6  11/25/2006  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
           7  12/25/2006  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
           8   1/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
           9   2/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          10   3/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          11   4/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          12   5/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          13   6/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          14   7/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          15   8/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          16   9/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          17  10/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          18  11/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          19  12/25/2007  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          20   1/25/2008  34,500,000.00        20.30  32,000,000.00        20.32  18,500,000.00        20.35
          21   2/25/2008  34,500,000.00        19.76  32,000,000.00        19.76  18,500,000.00        19.77
          22   3/25/2008  34,500,000.00        16.75  32,000,000.00        16.75  18,500,000.00        16.75
          23   4/25/2008  34,500,000.00        13.50  32,000,000.00        13.50  18,500,000.00        13.50
          24   5/25/2008  34,500,000.00        13.00  32,000,000.00        13.00  18,500,000.00        13.00
          25   6/25/2008  34,500,000.00        12.29  32,000,000.00        12.29  18,500,000.00        12.29
          26   7/25/2008  34,500,000.00        12.41  32,000,000.00        12.41  18,500,000.00        12.41
          27   8/25/2008  34,500,000.00        12.36  32,000,000.00        12.36  18,500,000.00        12.36
          28   9/25/2008  34,500,000.00        12.90  32,000,000.00        12.90  18,500,000.00        12.90
          29  10/25/2008  34,500,000.00        13.36  32,000,000.00        13.36  18,500,000.00        13.36
          30  11/25/2008  34,500,000.00        13.13  32,000,000.00        13.13  18,500,000.00        13.13
          31  12/25/2008  34,500,000.00        13.51  32,000,000.00        13.51  18,500,000.00        13.51
          32   1/25/2009  34,500,000.00        13.03  32,000,000.00        13.03  18,500,000.00        13.03
          33   2/25/2009  34,500,000.00        13.10  32,000,000.00        13.10  18,500,000.00        13.10
          34   3/25/2009  34,500,000.00        14.41  32,000,000.00        14.41  18,500,000.00        14.41
          35   4/25/2009  34,500,000.00        13.20  32,000,000.00        13.20  18,500,000.00        13.20
          36   5/25/2009  34,500,000.00        13.55  32,000,000.00        13.55  18,500,000.00        13.55
          37   6/25/2009  34,500,000.00       121.51  32,000,000.00        13.31  18,500,000.00        13.31
          38   7/25/2009  34,500,000.00        37.67  32,000,000.00        95.70  18,500,000.00        14.03
          39   8/25/2009  34,500,000.00        20.30  32,000,000.00        15.95  18,500,000.00        13.89
          40   9/25/2009  34,500,000.00        20.30  32,000,000.00        16.80  18,500,000.00        14.47
          41  10/25/2009  34,500,000.00        20.30  32,000,000.00        18.00  18,500,000.00        15.04
          42  11/25/2009  34,500,000.00        20.30  32,000,000.00        16.24  18,500,000.00        14.73
          43  12/25/2009  34,500,000.00        20.30  32,000,000.00        17.20  18,500,000.00        15.20
          44   1/25/2010  34,500,000.00        20.30  32,000,000.00        15.38  18,500,000.00        14.84
          45   2/25/2010  34,500,000.00        20.30  32,000,000.00        15.10  18,500,000.00        14.94
          46   3/25/2010  34,500,000.00        20.30  32,000,000.00        19.62  18,500,000.00        16.53
          47   4/25/2010  34,500,000.00        15.53  32,000,000.00        14.80  18,500,000.00        14.87
          48   5/25/2010  34,500,000.00        15.40  32,000,000.00        15.27  18,394,010.45        15.33
          49   6/25/2010  34,500,000.00        14.86  32,000,000.00        14.89  14,328,009.88        14.96
          50   7/25/2010  34,500,000.00        15.48  32,000,000.00        15.33  10,438,797.69        15.43
          51   8/25/2010  34,500,000.00        14.93  32,000,000.00        14.95  6,718,650.61         15.11
          52   9/25/2010  34,500,000.00        15.00  31,410,703.24        15.01  3,749,677.10         15.29
          53  10/25/2010             --        15.64             --        15.47             --        16.02
          54  11/25/2010             --           --             --           --             --           --
          55  12/25/2010             --           --             --           --             --           --
          56   1/25/2011             --           --             --           --             --           --
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Asset Backed Certificates
IXIS 2006-HE2

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

--------------------------------------------------------------------------------
                                     STATIC
--------------------------------------------------------------------------------
Per   Date         Coll_Bal         XS_Interest    1mLIBOR    6mLIBOR  XS as %
--------------------------------------------------------------------------------

  1    6/25/2006   999,999,999.92     756,007.35   5.14000    5.2400      0.91% *Prefund
  2    7/25/2006   978,674,938.03   1,111,058.64   5.14000    5.2400      1.36% *Prefund
  3    8/25/2006   956,336,362.79   1,420,249.08   5.14000    5.2400      1.78% *Prefund
  4    9/25/2006   933,005,346.03   1,751,468.14   5.14000    5.2400      2.25%
  5   10/25/2006   908,702,334.40   1,719,773.60   5.14000    5.2400      2.27%
  6   11/25/2006   884,961,447.59   1,661,617.13   5.14000    5.2400      2.25%
  7   12/25/2006   861,767,050.03   1,634,845.95   5.14000    5.2400      2.28%
  8    1/25/2007   839,104,240.24   1,577,624.87   5.14000    5.2400      2.26%
  9    2/25/2007   816,959,193.29   1,537,833.17   5.14000    5.2400      2.26%
 10    3/25/2007   795,318,454.78   1,560,060.36   5.14000    5.2400      2.35%
 11    4/25/2007   774,169,013.40   1,456,943.54   5.14000    5.2400      2.26%
 12    5/25/2007   753,501,424.77   1,440,649.90   5.14000    5.2400      2.29%
 13    6/25/2007   733,304,394.13   1,378,785.09   5.14000    5.2400      2.26%
 14    7/25/2007   713,591,627.35   1,366,647.44   5.14000    5.2400      2.30%
 15    8/25/2007   694,388,984.87   1,305,153.50   5.14000    5.2400      2.26%
 16    9/25/2007   675,693,114.41   1,269,239.09   5.14000    5.2400      2.25%
 17   10/25/2007   657,496,490.39   1,261,010.65   5.14000    5.2400      2.30%
 18   11/25/2007   639,788,791.78   1,200,169.38   5.14000    5.2400      2.25%
 19   12/25/2007   622,557,370.82   1,195,110.96   5.14000    5.2400      2.30%
 20    1/25/2008   605,789,506.42   1,158,136.03   5.14000    5.2400      2.29%
 21    2/25/2008   589,476,149.37   1,353,514.64   5.14000    5.2400      2.76%
 22    3/25/2008   573,602,269.79   1,909,007.47   5.14000    5.2400      3.99%
 23    4/25/2008   558,209,447.64   1,839,485.39   5.14000    5.2400      3.95%
 24    5/25/2008   543,236,673.62   1,909,545.39   5.14000    5.2400      4.22%
 25    6/25/2008   528,669,297.27   1,826,906.28   5.14000    5.2400      4.15%
 26    7/25/2008   514,496,322.75   1,850,941.89   5.14000    5.2400      4.32%
 27    8/25/2008   500,703,653.32   1,826,960.29   5.14000    5.2400      4.38%
 28    9/25/2008   487,280,493.61   1,907,379.17   5.14000    5.2400      4.70%
 29   10/25/2008   474,226,625.92   1,955,297.14   5.14000    5.2400      4.95%
 30   11/25/2008   461,524,145.93   1,858,758.94   5.14000    5.2400      4.83%
 31   12/25/2008   449,162,458.53   1,878,415.51   5.14000    5.2400      5.02%
 32    1/25/2009   437,132,421.03   1,777,045.80   5.14000    5.2400      4.88%
 33    2/25/2009   425,424,448.63   1,747,582.02   5.14000    5.2400      4.93%
 34    3/25/2009   414,029,831.08   1,908,063.60   5.14000    5.2400      5.53%
 35    4/25/2009   402,944,968.84   1,706,901.70   5.14000    5.2400      5.08%
 36    5/25/2009   392,157,962.20   1,720,206.33   5.14000    5.2400      5.26%
 37    6/25/2009   381,659,920.72   6,509,295.36   5.14000    5.2400     20.47%
 38    7/25/2009   371,443,101.85   2,000,278.18   5.14000    5.2400      6.46%
 39    8/25/2009   361,499,630.55   1,905,752.41   5.14000    5.2400      6.33%
 40    9/25/2009   351,822,123.10   1,865,761.54   5.14000    5.2400      6.36%
 41   10/25/2009   342,404,436.03   1,870,789.39   5.14000    5.2400      6.56%
 42   11/25/2009   333,238,973.48   1,775,560.58   5.14000    5.2400      6.39%
 43   12/25/2009   324,318,718.47   1,774,797.20   5.14000    5.2400      6.57%
 44    1/25/2010   315,637,109.06   1,683,400.20   5.14000    5.2400      6.40%
 45    2/25/2010   307,187,689.98   1,640,027.74   5.14000    5.2400      6.41%
 46    3/25/2010   298,964,229.46   1,722,026.71   5.14000    5.2400      6.91%
 47    4/25/2010   290,960,682.99   1,552,876.78   5.14000    5.2400      6.40%
 48    5/25/2010   283,171,167.91   1,550,823.90   5.14000    5.2400      6.57%
 49    6/25/2010   275,589,959.05   1,470,072.62   5.14000    5.2400      6.40%
 50    7/25/2010   268,211,484.53   1,468,072.52   5.14000    5.2400      6.57%
 51    8/25/2010   261,030,321.61   1,391,546.98   5.14000    5.2400      6.40%
 52    9/25/2010   254,041,192.75   1,353,858.84   5.14000    5.2400      6.40%
 53   10/25/2010   247,238,961.67   1,352,088.44   5.14000    5.2400      6.56%
 54   11/25/2010   240,618,629.61   1,281,758.77   5.14000    5.2400      6.39%
 55   12/25/2010   234,175,331.60   1,281,741.20   5.14000    5.2400      6.57%
 56    1/25/2011   227,903,554.37   1,213,755.84   5.14000    5.2400      6.39%
 57    2/25/2011   221,798,632.63   1,181,798.30   5.14000    5.2400      6.39%
 58    3/25/2011   215,832,581.74   1,246,453.10   5.14000    5.2400      6.93%
 59    4/25/2011   210,024,862.22   1,119,255.81   5.14000    5.2400      6.39%
 60    5/25/2011   204,371,158.11   1,119,271.46   5.14000    5.2400      6.57%
 61    6/25/2011   198,867,405.29   1,059,301.10   5.14000    5.2400      6.39%
 62    7/25/2011   193,511,364.81   1,059,450.85   5.14000    5.2400      6.57%
 63    8/25/2011   188,299,116.13   1,002,616.44   5.14000    5.2400      6.39%
 64    9/25/2011   183,226,756.26     975,326.65   5.14000    5.2400      6.39%
 65   10/25/2011   178,290,542.20     975,206.41   5.14000    5.2400      6.56%
 66   11/25/2011   173,486,819.91     923,086.90   5.14000    5.2400      6.38%
 67   12/25/2011   168,812,039.58     923,181.97   5.14000    5.2400      6.56%
 68    1/25/2012   164,262,739.89     873,790.69   5.14000    5.2400      6.38%
 69    2/25/2012   159,835,557.02     850,132.57   5.14000    5.2400      6.38%
 70    3/25/2012   155,527,217.65     873,317.39   5.14000    5.2400      6.74%
 71    4/25/2012   151,334,535.80     804,707.34   5.14000    5.2400      6.38%
 72    5/25/2012   147,254,411.29     804,796.25   5.14000    5.2400      6.56%
 73    6/25/2012   143,283,828.29     761,711.84   5.14000    5.2400      6.38%
 74    7/25/2012   139,419,849.30     761,785.74   5.14000    5.2400      6.56%
 75    8/25/2012   135,659,616.74     720,994.04   5.14000    5.2400      6.38%
 76    9/25/2012   132,000,349.63     582,149.38   5.14000    5.2400      5.29%
 77   10/25/2012   128,439,341.43     570,587.01   5.14000    5.2400      5.33%
 78   11/25/2012   124,973,958.22     537,423.88   5.14000    5.2400      5.16%
 79   12/25/2012   121,601,636.67     541,681.98   5.14000    5.2400      5.35%
 80    1/25/2013   118,319,882.14     510,341.58   5.14000    5.2400      5.18%
 81    2/25/2013   115,126,266.84     497,347.11   5.14000    5.2400      5.18%
 82    3/25/2013   112,018,428.03     534,158.85   5.14000    5.2400      5.72%
 83    4/25/2013   108,994,066.30     472,402.87   5.14000    5.2400      5.20%
 84    5/25/2013   106,050,943.86     475,985.34   5.14000    5.2400      5.39%
 85    6/25/2013   103,186,882.86     448,789.62   5.14000    5.2400      5.22%
 86    7/25/2013   100,399,763.84     452,126.32   5.14000    5.2400      5.40%
 87    8/25/2013    97,687,524.12     403,926.54   5.14000    5.2400      4.96%
 88    9/25/2013    95,048,156.27     393,949.26   5.14000    5.2400      4.97%
 89   10/25/2013    92,479,706.69     398,347.50   5.14000    5.2400      5.17%
 90   11/25/2013    89,980,274.10     374,797.67   5.14000    5.2400      5.00%
 91   12/25/2013    87,548,008.18     378,897.48   5.14000    5.2400      5.19%
 92    1/25/2014    85,181,108.16     356,638.36   5.14000    5.2400      5.02%
 93    2/25/2014    82,877,821.57     347,871.55   5.14000    5.2400      5.04%
 94    3/25/2014    80,636,442.85     375,789.08   5.14000    5.2400      5.59%
 95    4/25/2014    78,455,312.16     331,043.75   5.14000    5.2400      5.06%
 96    5/25/2014    76,332,814.14     334,410.36   5.14000    5.2400      5.26%
 97    6/25/2014    74,267,376.69     315,115.20   5.14000    5.2400      5.09%
 98    7/25/2014    72,257,469.85     318,242.17   5.14000    5.2400      5.29%
 99    8/25/2014    70,301,604.66     300,038.00   5.14000    5.2400      5.12%
100    9/25/2014    68,398,332.03     292,804.40   5.14000    5.2400      5.14%
101   10/25/2014    66,546,241.70     295,595.37   5.14000    5.2400      5.33%
102   11/25/2014    64,743,961.22     278,919.97   5.14000    5.2400      5.17%
103   12/25/2014    62,990,154.89     281,404.01   5.14000    5.2400      5.36%
104    1/25/2015    61,283,522.79     265,522.40   5.14000    5.2400      5.20%
105    2/25/2015    59,622,799.85     259,066.82   5.14000    5.2400      5.21%
106    3/25/2015    58,006,754.87     278,106.42   5.14000    5.2400      5.75%
107    4/25/2015    56,434,189.67     246,675.94   5.14000    5.2400      5.25%
108    5/25/2015    54,903,938.14     248,669.47   5.14000    5.2400      5.44%
109    6/25/2015    53,414,865.43     234,947.90   5.14000    5.2400      5.28%
110    7/25/2015    51,965,867.08     236,784.23   5.14000    5.2400      5.47%
111    8/25/2015    50,555,868.25     223,847.39   5.14000    5.2400      5.31%
112    9/25/2015    49,183,822.85     218,517.74   5.14000    5.2400      5.33%
113   10/25/2015    47,848,712.87     220,116.96   5.14000    5.2400      5.52%
114   11/25/2015    46,549,531.48     208,262.02   5.14000    5.2400      5.37%
115   12/25/2015    45,285,330.00     209,725.95   5.14000    5.2400      5.56%
116    1/25/2016    44,055,170.05     198,555.35   5.14000    5.2400      5.41%
117    2/25/2016    42,858,138.43     193,898.71   5.14000    5.2400      5.43%
118    3/25/2016    41,693,347.52     200,977.49   5.14000    5.2400      5.78%
119    4/25/2016    40,559,955.93     184,961.34   5.14000    5.2400      5.47%
120    5/25/2016    39,457,099.14     186,117.60   5.14000    5.2400      5.66%
121    6/25/2016    38,383,957.85     176,473.44   5.14000    5.2400      5.52%
122    7/25/2016    37,339,734.73     177,439.64   5.14000    5.2400      5.70%
123    8/25/2016    36,323,652.12     168,306.88   5.14000    5.2400      5.56%
124    9/25/2016    35,334,954.89     164,389.22   5.14000    5.2400      5.58%
125   10/25/2016    34,372,908.14     165,212.51   5.14000    5.2400      5.77%
126   11/25/2016    33,436,796.67     156,870.31   5.14000    5.2400      5.63%
127   12/25/2016    32,525,924.43     157,604.60   5.14000    5.2400      5.81%
128    1/25/2017    31,639,614.01     149,754.53   5.14000    5.2400      5.68%
129    2/25/2017    30,777,206.18     146,330.05   5.14000    5.2400      5.71%
130    3/25/2017    29,938,059.34     154,788.63   5.14000    5.2400      6.20%
131    4/25/2017    29,121,549.11     139,751.78   5.14000    5.2400      5.76%
132    5/25/2017    28,327,067.82     140,272.23   5.14000    5.2400      5.94%
133    6/25/2017    27,554,024.08     133,526.47   5.14000    5.2400      5.82%
134    7/25/2017    26,801,842.36     133,974.84   5.14000    5.2400      6.00%
135    8/25/2017    26,069,962.55     127,634.46   5.14000    5.2400      5.88%
136    9/25/2017    25,357,839.52     124,803.26   5.14000    5.2400      5.91%
137   10/25/2017    24,664,942.79     125,145.87   5.14000    5.2400      6.09%
138   11/25/2017    23,990,756.07     119,369.97   5.14000    5.2400      5.97%
139   12/25/2017    23,334,776.90     119,650.27   5.14000    5.2400      6.15%
140    1/25/2018    22,696,516.29     114,228.52   5.14000    5.2400      6.04%
141    2/25/2018    22,075,498.35     111,757.35   5.14000    5.2400      6.08%
142    3/25/2018    21,471,259.97     117,123.77   5.14000    5.2400      6.55%
143    4/25/2018    20,883,350.40     107,000.56   5.14000    5.2400      6.15%
144    5/25/2018    20,311,331.00     107,128.93   5.14000    5.2400      6.33%
145    6/25/2018    19,754,774.89     102,499.50   5.14000    5.2400      6.23%
146    7/25/2018    19,213,266.62     102,577.73   5.14000    5.2400      6.41%
147    8/25/2018    18,686,401.86      98,235.73   5.14000    5.2400      6.31%
148    9/25/2018    18,173,787.13      96,187.75   5.14000    5.2400      6.35%
149   10/25/2018    17,675,039.51      96,191.18   5.14000    5.2400      6.53%
150   11/25/2018    17,189,786.31      92,257.86   5.14000    5.2400      6.44%
151   12/25/2018    16,717,664.85      92,218.14   5.14000    5.2400      6.62%
152    1/25/2019    16,258,322.17      88,539.51   5.14000    5.2400      6.53%
153    2/25/2019    15,811,414.75      86,756.12   5.14000    5.2400      6.58%
154    3/25/2019    15,376,608.31      89,925.00   5.14000    5.2400      7.02%
155    4/25/2019    14,953,577.51      83,330.47   5.14000    5.2400      6.69%
156    5/25/2019    14,542,005.71      83,189.47   5.14000    5.2400      6.86%
157    6/25/2019    14,141,584.81      80,086.02   5.14000    5.2400      6.80%
158    7/25/2019    13,752,014.92      79,909.82   5.14000    5.2400      6.97%
159    8/25/2019    13,373,004.21      77,016.49   5.14000    5.2400      6.91%
160    9/25/2019    13,004,268.67      75,544.36   5.14000    5.2400      6.97%
161   10/25/2019    12,645,531.91      75,320.17   5.14000    5.2400      7.15%
162   11/25/2019    12,296,524.94      72,731.83   5.14000    5.2400      7.10%
163   12/25/2019    11,956,985.98      72,485.27   5.14000    5.2400      7.27%
164    1/25/2020    11,626,660.27      70,080.18   5.14000    5.2400      7.23%
165    2/25/2020    11,305,299.90      68,808.54   5.14000    5.2400      7.30%
166    3/25/2020    10,992,663.58      69,462.73   5.14000    5.2400      7.58%
167    4/25/2020    10,688,516.49      66,368.77   5.14000    5.2400      7.45%
168    5/25/2020    10,392,630.13      66,049.62   5.14000    5.2400      7.63%
169    6/25/2020    10,104,782.11      64,060.86   5.14000    5.2400      7.61%
170    7/25/2020     9,824,756.00      63,715.36   5.14000    5.2400      7.78%
171    8/25/2020     9,552,341.19      61,877.74   5.14000    5.2400      7.77%
172    9/25/2020     9,287,332.70      60,830.87   5.14000    5.2400      7.86%
173   10/25/2020     9,029,531.06      60,448.49   5.14000    5.2400      8.03%
174   11/25/2020     8,778,742.15      58,822.51   5.14000    5.2400      8.04%
175   12/25/2020     8,534,777.04      58,417.19   5.14000    5.2400      8.21%
176    1/25/2021     8,294,815.92      56,915.02   5.14000    5.2400      8.23%
177    2/25/2021     7,650,683.61      54,337.43   5.14000    5.2400      8.52%
178    3/25/2021     7,406,581.45      54,512.15   5.14000    5.2400      8.83%
179    4/25/2021     7,169,339.99      52,435.10   5.14000    5.2400      8.78%
180    5/25/2021     6,938,811.37      51,829.38   5.14000    5.2400      8.96%
181    6/25/2021     6,743,871.18      50,755.04   5.14000    5.2400      9.03%
182    7/25/2021     6,554,317.57      50,253.21   5.14000    5.2400      9.20%
183    8/25/2021     6,369,985.21      49,281.68   5.14000    5.2400      9.28%
184    9/25/2021     6,190,725.34      48,575.58   5.14000    5.2400      9.42%
185   10/25/2021     6,016,399.99      48,049.48   5.14000    5.2400      9.58%
186   11/25/2021     5,846,874.90      47,221.74   5.14000    5.2400      9.69%
187   12/25/2021     5,682,019.45      46,680.55   5.14000    5.2400      9.86%
188    1/25/2022     5,521,706.54      45,942.21   5.14000    5.2400      9.98%
189    2/25/2022     5,365,812.53      45,329.04   5.14000    5.2400     10.14%
190    3/25/2022     5,214,217.11      44,834.35   5.14000    5.2400     10.32%
191    4/25/2022     5,066,803.22     120,696.50   5.14000    5.2400     28.59%
192    5/25/2022     4,923,456.97     182,605.19   5.14000    5.2400     44.51%
193    6/25/2022     4,784,067.56     177,526.79   5.14000    5.2400     44.53%
194    7/25/2022     4,648,527.19     172,587.38   5.14000    5.2400     44.55%
195    8/25/2022     4,516,730.94     167,783.21   5.14000    5.2400     44.58%
196    9/25/2022     4,388,576.78     163,110.59   5.14000    5.2400     44.60%
197   10/25/2022     4,263,965.42     158,565.95   5.14000    5.2400     44.62%
198   11/25/2022     4,142,800.24     154,145.83   5.14000    5.2400     44.65%
199   12/25/2022     4,024,987.26     149,846.84   5.14000    5.2400     44.67%
200    1/25/2023     3,910,435.04     145,665.69   5.14000    5.2400     44.70%
201    2/25/2023     3,799,054.60     141,599.18   5.14000    5.2400     44.73%
202    3/25/2023     3,690,759.39     137,644.19   5.14000    5.2400     44.75%
203    4/25/2023     3,585,465.20     133,797.71   5.14000    5.2400     44.78%
204    5/25/2023     3,483,090.08     130,056.77   5.14000    5.2400     44.81%
205    6/25/2023     3,383,554.32     126,418.52   5.14000    5.2400     44.84%
206    7/25/2023     3,286,780.38     122,880.16   5.14000    5.2400     44.86%
207    8/25/2023     3,192,692.78     119,438.97   5.14000    5.2400     44.89%
208    9/25/2023     3,101,218.13     116,092.32   5.14000    5.2400     44.92%
209   10/25/2023     3,012,285.00     112,837.63   5.14000    5.2400     44.95%
210   11/25/2023     2,925,823.91     109,672.40   5.14000    5.2400     44.98%
211   12/25/2023     2,841,767.26     106,594.20   5.14000    5.2400     45.01%
212    1/25/2024     2,760,049.28     103,600.67   5.14000    5.2400     45.04%
213    2/25/2024     2,680,605.98     100,689.50   5.14000    5.2400     45.07%
214    3/25/2024     2,603,375.11      97,858.44   5.14000    5.2400     45.11%
215    4/25/2024     2,528,296.12      95,105.32   5.14000    5.2400     45.14%
216    5/25/2024     2,455,310.08      92,428.02   5.14000    5.2400     45.17%
217    6/25/2024     2,384,359.66      89,824.47   5.14000    5.2400     45.21%
218    7/25/2024     2,315,389.12      87,292.66   5.14000    5.2400     45.24%
219    8/25/2024     2,248,344.18      84,830.65   5.14000    5.2400     45.28%
220    9/25/2024     2,183,172.08      82,436.52   5.14000    5.2400     45.31%
221   10/25/2024     2,119,821.46      80,108.43   5.14000    5.2400     45.35%
222   11/25/2024     2,058,242.37      77,844.58   5.14000    5.2400     45.39%
223   12/25/2024     1,998,386.21      75,643.22   5.14000    5.2400     45.42%
224    1/25/2025     1,940,205.71      73,502.65   5.14000    5.2400     45.46%
225    2/25/2025     1,883,654.87      71,421.21   5.14000    5.2400     45.50%
226    3/25/2025     1,828,688.94      69,397.28   5.14000    5.2400     45.54%
227    4/25/2025     1,775,264.40      67,429.30   5.14000    5.2400     45.58%
228    5/25/2025     1,723,338.90      65,515.74   5.14000    5.2400     45.62%
229    6/25/2025     1,672,871.24      63,655.12   5.14000    5.2400     45.66%
230    7/25/2025     1,623,821.36      61,845.99   5.14000    5.2400     45.70%
231    8/25/2025     1,576,150.25      60,086.95   5.14000    5.2400     45.75%
232    9/25/2025     1,529,820.00      58,376.62   5.14000    5.2400     45.79%
233   10/25/2025     1,484,793.71      56,713.69   5.14000    5.2400     45.84%
234   11/25/2025     1,441,035.48      55,096.84   5.14000    5.2400     45.88%
235   12/25/2025     1,398,510.41      53,502.92   5.14000    5.2400     45.91%
236    1/25/2026     1,357,206.45      51,973.90   5.14000    5.2400     45.95%
237    2/25/2026     1,317,069.44      50,463.88   5.14000    5.2400     45.98%
238    3/25/2026     1,278,090.68      49,017.96   5.14000    5.2400     46.02%
239    4/25/2026     1,240,216.22      47,613.81   5.14000    5.2400     46.07%
240    5/25/2026     1,203,414.01      46,238.76   5.14000    5.2400     46.11%
241    6/25/2026     1,167,664.39      44,913.02   5.14000    5.2400     46.16%
242    7/25/2026     1,132,927.30      43,624.15   5.14000    5.2400     46.21%
243    8/25/2026     1,099,174.78      42,371.16   5.14000    5.2400     46.26%
244    9/25/2026     1,066,379.62      41,153.77   5.14000    5.2400     46.31%
245   10/25/2026     1,034,514.65      39,970.28   5.14000    5.2400     46.36%
246   11/25/2026     1,003,554.17      38,819.77   5.14000    5.2400     46.42%
247   12/25/2026       973,473.16      37,701.33   5.14000    5.2400     46.47%
248    1/25/2027       944,247.28      36,614.08   5.14000    5.2400     46.53%
249    2/25/2027       915,852.87      35,557.17   5.14000    5.2400     46.59%
250    3/25/2027       888,266.91      34,529.77   5.14000    5.2400     46.65%
251    4/25/2027       861,467.01      33,531.07   5.14000    5.2400     46.71%
252    5/25/2027       835,431.38      32,560.27   5.14000    5.2400     46.77%
253    6/25/2027       810,138.83      31,616.62   5.14000    5.2400     46.83%
254    7/25/2027       785,568.76      30,699.37   5.14000    5.2400     46.89%
255    8/25/2027       761,701.12      29,807.79   5.14000    5.2400     46.96%
256    9/25/2027       738,516.41      28,941.18   5.14000    5.2400     47.03%
257   10/25/2027       715,995.67      28,098.86   5.14000    5.2400     47.09%
258   11/25/2027       694,120.45      27,280.15   5.14000    5.2400     47.16%
259   12/25/2027       672,872.81      26,484.40   5.14000    5.2400     47.23%
260    1/25/2028       652,235.30      25,710.99   5.14000    5.2400     47.30%
261    2/25/2028       632,190.94      24,959.30   5.14000    5.2400     47.38%
262    3/25/2028       612,723.22      24,228.73   5.14000    5.2400     47.45%
263    4/25/2028       593,816.09      23,518.71   5.14000    5.2400     47.53%
264    5/25/2028       575,453.92      22,828.66   5.14000    5.2400     47.60%
265    6/25/2028       557,621.53      22,158.03   5.14000    5.2400     47.68%
266    7/25/2028       540,304.14      21,506.30   5.14000    5.2400     47.76%
267    8/25/2028       523,487.38      20,872.93   5.14000    5.2400     47.85%
268    9/25/2028       507,157.28      20,257.43   5.14000    5.2400     47.93%
269   10/25/2028       491,300.24      19,659.30   5.14000    5.2400     48.02%
270   11/25/2028       475,903.04      19,078.06   5.14000    5.2400     48.11%
271   12/25/2028       460,952.82      18,513.24   5.14000    5.2400     48.20%
272    1/25/2029       446,437.08      17,964.40   5.14000    5.2400     48.29%
273    2/25/2029       432,343.66      17,431.08   5.14000    5.2400     48.38%
274    3/25/2029       418,660.72      16,912.87   5.14000    5.2400     48.48%
275    4/25/2029       405,376.77      16,409.35   5.14000    5.2400     48.58%
276    5/25/2029       392,480.62      15,920.10   5.14000    5.2400     48.68%
277    6/25/2029       379,961.39      15,444.73   5.14000    5.2400     48.78%
278    7/25/2029       367,808.50      14,982.87   5.14000    5.2400     48.88%
279    8/25/2029       356,011.65      14,534.12   5.14000    5.2400     48.99%
280    9/25/2029       344,560.84      14,098.15   5.14000    5.2400     49.10%
281   10/25/2029       333,446.34      13,674.58   5.14000    5.2400     49.21%
282   11/25/2029       322,658.69      13,263.07   5.14000    5.2400     49.33%
283   12/25/2029       312,188.68      12,863.30   5.14000    5.2400     49.44%
284    1/25/2030       302,027.35      12,474.93   5.14000    5.2400     49.56%
285    2/25/2030       292,166.02      12,097.65   5.14000    5.2400     49.69%
286    3/25/2030       282,596.21      11,731.15   5.14000    5.2400     49.81%
287    4/25/2030       273,309.69      11,375.13   5.14000    5.2400     49.94%
288    5/25/2030       264,298.46      11,029.30   5.14000    5.2400     50.08%
289    6/25/2030       255,554.74      10,693.38   5.14000    5.2400     50.21%
290    7/25/2030       247,070.95      10,367.09   5.14000    5.2400     50.35%
291    8/25/2030       238,839.75      10,050.16   5.14000    5.2400     50.49%
292    9/25/2030       230,853.97       9,742.34   5.14000    5.2400     50.64%
293   10/25/2030       223,106.66       9,443.37   5.14000    5.2400     50.79%
294   11/25/2030       215,591.05       9,153.00   5.14000    5.2400     50.95%
295   12/25/2030       208,300.56       8,870.99   5.14000    5.2400     51.10%
296    1/25/2031       201,228.79       8,597.11   5.14000    5.2400     51.27%
297    2/25/2031       194,369.53       8,331.14   5.14000    5.2400     51.43%
298    3/25/2031       187,716.72       8,072.85   5.14000    5.2400     51.61%
299    4/25/2031       181,264.49       7,822.03   5.14000    5.2400     51.78%
300    5/25/2031       175,007.12       7,578.46   5.14000    5.2400     51.96%
301    6/25/2031       168,939.05       7,341.96   5.14000    5.2400     52.15%
302    7/25/2031       163,054.88       7,112.31   5.14000    5.2400     52.34%
303    8/25/2031       157,349.34       6,889.33   5.14000    5.2400     52.54%
304    9/25/2031       151,817.34       6,672.83   5.14000    5.2400     52.74%
305   10/25/2031       146,453.90       6,462.63   5.14000    5.2400     52.95%
306   11/25/2031       141,254.19       6,258.55   5.14000    5.2400     53.17%
307   12/25/2031       136,213.52       6,060.43   5.14000    5.2400     53.39%
308    1/25/2032       131,327.33       5,868.08   5.14000    5.2400     53.62%
309    2/25/2032       126,591.17       5,681.36   5.14000    5.2400     53.86%
310    3/25/2032       122,000.74       5,500.10   5.14000    5.2400     54.10%
311    4/25/2032       117,551.83       5,324.16   5.14000    5.2400     54.35%
312    5/25/2032       113,240.38       5,153.37   5.14000    5.2400     54.61%
313    6/25/2032       109,062.41       4,987.60   5.14000    5.2400     54.88%
314    7/25/2032       105,014.08       4,826.70   5.14000    5.2400     55.15%
315    8/25/2032       101,091.63       4,670.54   5.14000    5.2400     55.44%
316    9/25/2032        97,291.43       4,518.98   5.14000    5.2400     55.74%
317   10/25/2032        93,609.94       4,371.90   5.14000    5.2400     56.04%
318   11/25/2032        90,043.72       4,229.16   5.14000    5.2400     56.36%
319   12/25/2032        86,589.41       4,090.65   5.14000    5.2400     56.69%
320    1/25/2033        83,243.78       3,956.24   5.14000    5.2400     57.03%
321    2/25/2033        80,003.66       3,825.82   5.14000    5.2400     57.38%
322    3/25/2033        76,865.98       3,699.28   5.14000    5.2400     57.75%
323    4/25/2033        73,827.75       3,576.50   5.14000    5.2400     58.13%
324    5/25/2033        70,886.08       3,457.38   5.14000    5.2400     58.53%
325    6/25/2033        68,038.14       3,341.82   5.14000    5.2400     58.94%
326    7/25/2033        65,281.19       3,229.71   5.14000    5.2400     59.37%
327    8/25/2033        62,612.56       3,120.96   5.14000    5.2400     59.81%
328    9/25/2033        60,029.67       3,015.47   5.14000    5.2400     60.28%
329   10/25/2033        57,530.00       2,913.15   5.14000    5.2400     60.76%
330   11/25/2033        55,111.11       2,813.90   5.14000    5.2400     61.27%
331   12/25/2033        52,770.61       2,717.65   5.14000    5.2400     61.80%
332    1/25/2034        50,506.20       2,624.30   5.14000    5.2400     62.35%
333    2/25/2034        48,315.63       2,533.77   5.14000    5.2400     62.93%
334    3/25/2034        46,196.72       2,445.98   5.14000    5.2400     63.54%
335    4/25/2034        44,147.36       2,360.86   5.14000    5.2400     64.17%
336    5/25/2034        42,165.47       2,278.32   5.14000    5.2400     64.84%
337    6/25/2034        40,249.06       2,198.30   5.14000    5.2400     65.54%
338    7/25/2034        38,396.18       2,120.72   5.14000    5.2400     66.28%
339    8/25/2034        36,604.95       2,045.50   5.14000    5.2400     67.06%
340    9/25/2034        34,873.52       1,972.59   5.14000    5.2400     67.88%
341   10/25/2034        33,200.11       1,901.92   5.14000    5.2400     68.74%
342   11/25/2034        31,582.99       1,833.42   5.14000    5.2400     69.66%
343   12/25/2034        30,020.47       1,767.03   5.14000    5.2400     70.63%
344    1/25/2035        28,510.91       1,702.69   5.14000    5.2400     71.66%
345    2/25/2035        27,052.73       1,640.33   5.14000    5.2400     72.76%
346    3/25/2035        25,644.38       1,579.91   5.14000    5.2400     73.93%
347    4/25/2035        24,284.35       1,521.37   5.14000    5.2400     75.18%
348    5/25/2035        22,971.19       1,464.64   5.14000    5.2400     76.51%
349    6/25/2035        21,703.49       1,409.69   5.14000    5.2400     77.94%
350    7/25/2035        20,479.86       1,356.45   5.14000    5.2400     79.48%
351    8/25/2035        19,298.97       1,304.89   5.14000    5.2400     81.14%
352    9/25/2035        18,159.52       1,254.94   5.14000    5.2400     82.93%
353   10/25/2035        17,060.24       1,206.25   5.14000    5.2400     84.85%
354   11/25/2035        16,000.23       1,159.40   5.14000    5.2400     86.95%
355   12/25/2035        14,977.99        1107.43   5.14000    5.2400     88.72%
356    1/25/2036        13,998.96        1049.02   5.14000    5.2400     89.92%
357    2/25/2036        13,069.93        6507.67   5.14000    5.2400    597.49%
358    3/25/2036         6,674.28        4617.55   5.14000    5.2400    830.21%
359    4/25/2036         2,111.40        1061.22   5.14000    5.2400    603.14%
360    5/25/2036         1,067.67         754.44   5.14000    5.2400    847.95%
361    6/25/2036           322.16         306.01   5.14000    5.2400   1139.84%
362    7/25/2036            18.71          18.84   5.14000    5.2400   1208.34%

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Asset Backed Certificates
IXIS 2006-HE2

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

---------------------------------------------------------------------------------------------
                                          FORWARD
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Per     Date       Coll_Bal          XS_Interest     1mLIBOR    6mLIBOR     XS as %
---------------------------------------------------------------------------------------------

  1     6/25/2006  999,999,999.92      756,007.35    5.14000    5.2400        0.91%  *Prefund
  2     7/25/2006  978,674,938.03    1,110,803.24    5.14230    5.2941        1.36%  *Prefund
  3     8/25/2006  956,336,362.79    1,414,662.45    5.21360    5.3111        1.78%  *Prefund
  4     9/25/2006  933,005,346.03    1,746,394.86    5.27910    5.3169        2.25%
  5    10/25/2006  908,702,334.40    1,715,569.37    5.23160    5.3112        2.27%
  6    11/25/2006  884,961,447.59    1,654,672.13    5.26060    5.3072        2.24%
  7    12/25/2006  861,767,050.03    1,625,418.72    5.28550    5.2941        2.26%
  8     1/25/2007  839,104,240.24    1,569,839.65    5.24210    5.2761        2.25%
  9     2/25/2007  816,959,193.29    1,528,676.18    5.24740    5.2630        2.25%
 10     3/25/2007  795,318,455.84    1,550,754.25    5.25120    5.2476        2.34%
 11     4/25/2007  774,169,015.50    1,450,233.62    5.20750    5.2323        2.25%
 12     5/25/2007  753,501,427.83    1,435,982.89    5.18570    5.2213        2.29%
 13     6/25/2007  733,304,398.04    1,374,520.13    5.17840    5.2141        2.25%
 14     7/25/2007  713,591,632.06    1,363,493.77    5.16780    5.2075        2.29%
 15     8/25/2007  694,388,986.90    1,302,757.52    5.15920    5.2043        2.25%
 16     9/25/2007  675,693,108.72    1,267,736.17    5.15140    5.2032        2.25%
 17    10/25/2007  657,496,476.77    1,260,369.57    5.14450    5.2037        2.30%
 18    11/25/2007  639,788,770.09    1,199,916.64    5.14130    5.2077        2.25%
 19    12/25/2007  622,557,341.25    1,194,806.72    5.14170    5.2129        2.30%
 20     1/25/2008  605,789,469.39    1,157,009.27    5.14690    5.2203        2.29%
 21     2/25/2008  589,476,106.45    1,350,622.51    5.15290    5.2278        2.75%
 22     3/25/2008  573,602,221.36    1,903,552.22    5.15840    5.2365        3.98%
 23     4/25/2008  558,209,394.39    1,829,777.56    5.16600    5.2460        3.93%
 24     5/25/2008  543,236,616.48    1,897,088.28    5.17370    5.2548        4.19%
 25     6/25/2008  528,669,236.99    1,810,390.05    5.18320    5.2649        4.11%
 26     7/25/2008  514,496,259.52    1,832,010.31    5.19280    5.2753        4.27%
 27     8/25/2008  500,703,619.38    1,804,930.43    5.20260    5.2878        4.33%
 28     9/25/2008  487,280,505.82    1,893,034.23    5.21130    5.3008        4.66%
 29    10/25/2008  474,227,514.05    1,941,823.04    5.21950    5.3121        4.91%
 30    11/25/2008  461,526,013.44    1,841,911.06    5.23150    5.3249        4.79%
 31    12/25/2008  449,165,346.32    1,859,455.66    5.24660    5.3364        4.97%
 32     1/25/2009  437,136,377.93    1,752,086.44    5.26420    5.3479        4.81%
 33     2/25/2009  425,429,482.84    1,725,788.99    5.27800    5.3578        4.87%
 34     3/25/2009  414,035,907.05    1,898,177.20    5.28550    5.3678        5.50%
 35     4/25/2009  402,952,829.04    1,692,874.08    5.29250    5.3785        5.04%
 36     5/25/2009  392,167,636.75    1,707,051.96    5.30000    5.3883        5.22%
 37     6/25/2009  381,671,374.82    6,491,783.11    5.31140    5.3994       20.41%
 38     7/25/2009  371,456,299.86    1,981,605.17    5.32390    5.4106        6.40%
 39     8/25/2009  361,514,525.61    1,886,279.91    5.33540    5.4234        6.26%
 40     9/25/2009  351,838,640.39    1,854,763.58    5.34420    5.4359        6.33%
 41    10/25/2009  342,423,377.55    1,862,512.45    5.35170    5.4458        6.53%
 42    11/25/2009  333,260,355.52    1,763,663.18    5.36370    5.4563        6.35%
 43    12/25/2009  324,342,480.81    1,762,004.96    5.37930    5.4650        6.52%
 44     1/25/2010  315,663,190.30    1,665,279.29    5.39680    5.4738        6.33%
 45     2/25/2010  307,216,004.06    1,623,328.97    5.40790    5.4819        6.34%
 46     3/25/2010  298,994,664.31    1,717,851.13    5.41000    5.4917        6.89%
 47     4/25/2010  290,993,672.07    1,544,491.29    5.41100    5.5044        6.37%
 48     5/25/2010  283,206,669.66    1,544,401.45    5.41580    5.5180        6.54%
 49     6/25/2010  275,627,880.45    1,459,671.00    5.42890    5.5337        6.35%
 50     7/25/2010  268,251,740.34    1,456,838.01    5.44620    5.5482        6.52%
 51     8/25/2010  261,072,817.13    1,378,416.67    5.46370    5.5620        6.34%
 52     9/25/2010  254,085,809.28    1,345,746.04    5.47960    5.5736        6.36%
 53    10/25/2010  247,286,268.86    1,345,562.13    5.49330    5.5816        6.53%
 54    11/25/2010  240,668,574.31    1,267,898.90    5.50610    5.5894        6.32%
 55    12/25/2010  234,227,804.40    1,269,121.73    5.51610    5.5941        6.50%
 56     1/25/2011  227,958,441.67    1,197,746.73    5.52500    5.5978        6.31%
 57     2/25/2011  221,855,844.30    1,166,351.15    5.53130    5.5990        6.31%
 58     3/25/2011  215,893,468.03    1,239,977.71    5.53380    5.5995        6.89%
 59     4/25/2011  210,089,516.29    1,106,188.62    5.53660    5.6004        6.32%
 60     5/25/2011  204,439,490.52    1,108,969.23    5.53570    5.5994        6.51%
 61     6/25/2011  198,939,309.43    1,047,265.96    5.53530    5.5993        6.32%
 62     7/25/2011  193,586,628.41    1,049,998.68    5.53410    5.5984        6.51%
 63     8/25/2011  188,377,533.92      991,446.93    5.53390    5.5987        6.32%
 64     9/25/2011  183,308,127.72      964,521.05    5.53330    5.5986        6.31%
 65    10/25/2011  178,374,671.66      966,636.73    5.53260    5.5980        6.50%
 66    11/25/2011  173,573,520.59      912,884.38    5.53280    5.5989        6.31%
 67    12/25/2011  168,901,134.71      915,082.53    5.53250    5.5992        6.50%
 68     1/25/2012  164,354,060.10      864,135.46    5.53320    5.6007        6.31%
 69     2/25/2012  159,928,947.31      840,750.25    5.53370    5.6016        6.31%
 70     3/25/2012  155,622,531.36      867,774.76    5.53370    5.6034        6.69%
 71     4/25/2012  151,431,651.41      795,976.59    5.53570    5.6065        6.31%
 72     5/25/2012  147,353,193.10      797,814.98    5.53680    5.6086        6.50%
 73     6/25/2012  143,384,143.32      753,171.03    5.53910    5.6121        6.30%
 74     7/25/2012  139,521,568.37      754,826.05    5.54090    5.6152        6.49%
 75     8/25/2012  135,762,616.16      712,793.09    5.54410    5.6197        6.30%
 76     9/25/2012  132,104,556.18      578,858.79    5.54730    5.6243        5.26%
 77    10/25/2012  128,544,742.65      564,894.01    5.55050    5.6280        5.27%
 78    11/25/2012  125,080,453.84      530,205.57    5.55510    5.6341        5.09%
 79    12/25/2012  121,709,123.94      535,756.11    5.55940    5.6400        5.28%
 80     1/25/2013  118,428,258.44      502,815.37    5.56510    5.6473        5.09%
 81     2/25/2013  115,235,434.41      490,144.54    5.57110    5.6541        5.10%
 82     3/25/2013  112,128,366.91      532,256.14    5.57610    5.6618        5.70%
 83     4/25/2013  109,104,843.32      466,469.93    5.58430    5.6705        5.13%
 84     5/25/2013  106,162,488.11      471,122.48    5.59150    5.6778        5.33%
 85     6/25/2013  103,299,111.45      442,321.43    5.59960    5.6858        5.14%
 86     7/25/2013  100,512,590.49      446,655.73    5.60680    5.6928        5.33%
 87     8/25/2013   97,800,864.75      397,504.94    5.61470    5.7006        4.88%
 88     9/25/2013   95,162,016.54      388,807.55    5.62220    5.7079        4.90%
 89    10/25/2013   92,594,175.18      394,472.38    5.62900    5.7134        5.11%
 90    11/25/2013   90,095,284.03      369,522.89    5.63650    5.7208        4.92%
 91    12/25/2013   87,663,481.95      374,638.87    5.64310    5.7271        5.13%
 92     1/25/2014   85,296,964.58      350,989.11    5.65040    5.7342        4.94%
 93     2/25/2014   82,993,981.94      342,503.10    5.65720    5.7402        4.95%
 94     3/25/2014   80,752,895.13      374,809.49    5.66220    5.7465        5.57%
 95     4/25/2014   78,572,104.50      326,711.30    5.66970    5.7537        4.99%
 96     5/25/2014   76,449,885.09      331,111.54    5.67540    5.7592        5.20%
 97     6/25/2014   74,384,655.60      310,613.61    5.68190    5.7653        5.01%
 98     7/25/2014   72,374,884.17      314,713.84    5.68730    5.7703        5.22%
 99     8/25/2014   70,419,083.76      295,710.40    5.69340    5.7760        5.04%
100     9/25/2014   68,515,858.61      289,227.21    5.69900    5.7811        5.07%
101    10/25/2014   66,663,845.60      293,101.73    5.70380    5.7844        5.28%
102    11/25/2014   64,861,583.93      275,404.05    5.70920    5.7894        5.10%
103    12/25/2014   63,107,733.02      278,837.48    5.71360    5.7932        5.30%
104     1/25/2015   61,400,992.03      261,966.70    5.71860    5.7977        5.12%
105     2/25/2015   59,740,098.28      255,702.79    5.72300    5.8010        5.14%
106     3/25/2015   58,123,853.64      277,933.37    5.72560    5.8046        5.74%
107     4/25/2015   56,551,087.95      243,905.82    5.73060    5.8090        5.18%
108     5/25/2015   55,020,585.72      246,803.26    5.73370    5.8115        5.38%
109     6/25/2015   53,531,208.64      232,255.24    5.73750    5.8145        5.21%
110     7/25/2015   52,081,852.63      234,956.51    5.74000    5.8163        5.41%
111     8/25/2015   50,671,444.71      221,371.59    5.74320    5.8187        5.24%
112     9/25/2015   49,298,960.16      216,373.58    5.74560    5.8204        5.27%
113    10/25/2015   47,963,397.18      218,836.48    5.74720    5.8207        5.48%
114    11/25/2015   46,663,718.66      206,304.07    5.74940    5.8220        5.31%
115    12/25/2015   45,398,975.79      208,569.55    5.75040    5.8221        5.51%
116     1/25/2016   44,168,231.25      196,771.42    5.75190    5.8228        5.35%
117     2/25/2016   42,970,573.94      192,234.90    5.75260    5.8224        5.37%
118     3/25/2016   41,805,121.61      200,764.07    5.75200    5.8223        5.76%
119     4/25/2016   40,671,034.81      183,555.54    5.75280    5.8231        5.42%
120     5/25/2016   39,567,448.17      185,450.26    5.75200    5.8227        5.62%
121     6/25/2016   38,493,543.73      175,309.31    5.75220    5.8233        5.47%
122     7/25/2016   37,448,526.22      176,960.19    5.75170    5.8232        5.67%
123     8/25/2016   36,431,619.84      167,354.17    5.75220    5.8242        5.51%
124     9/25/2016   35,442,073.03      163,562.34    5.75240    5.8250        5.54%
125    10/25/2016   34,479,155.69      165,001.36    5.75240    5.8245        5.74%
126    11/25/2016   33,542,149.87      156,208.90    5.75350    5.8261        5.59%
127    12/25/2016   32,630,361.40      157,516.13    5.75380    5.8270        5.79%
128     1/25/2017   31,743,114.28      149,234.48    5.75530    5.8290        5.64%
129     2/25/2017   30,879,751.03      145,899.47    5.75650    5.8303        5.67%
130     3/25/2017   30,039,635.86      155,856.44    5.75650    5.8324        6.23%
131     4/25/2017   29,222,151.97      139,532.83    5.75950    5.8361        5.73%
132     5/25/2017   28,426,684.63      140,536.98    5.76090    5.8381        5.93%
133     6/25/2017   27,652,642.21      133,409.24    5.76350    5.8414        5.79%
134     7/25/2017   26,899,449.95      134,304.25    5.76530    5.8440        5.99%
135     8/25/2017   26,166,548.79      127,657.70    5.76840    5.8478        5.85%
136     9/25/2017   25,453,405.76      125,023.82    5.77130    5.8515        5.89%
137    10/25/2017   24,759,504.07      125,792.18    5.77400    5.8539        6.10%
138    11/25/2017   24,084,306.27      119,677.79    5.77780    5.8586        5.96%
139    12/25/2017   23,427,309.20      120,331.35    5.78100    5.8626        6.16%
140     1/25/2018   22,788,023.85      114,575.84    5.78550    5.8679        6.03%
141     2/25/2018   22,165,975.25      112,192.54    5.78980    5.8723        6.07%
142     3/25/2018   21,560,714.32      118,723.90    5.79280    5.8773        6.61%
143     4/25/2018   20,971,805.54      107,690.35    5.79890    5.8836        6.16%
144     5/25/2018   20,398,786.29      108,137.44    5.80360    5.8880        6.36%
145     6/25/2018   19,841,227.33      103,217.20    5.80910    5.8933        6.24%
146     7/25/2018   19,298,712.78      103,593.87    5.81350    5.8974        6.44%
147     8/25/2018   18,770,838.67       99,055.29    5.81870    5.9023        6.33%
148     9/25/2018   18,257,226.22       97,204.73    5.82330    5.9067        6.39%
149    10/25/2018   17,757,506.30       97,515.76    5.82730    5.9093        6.59%
150    11/25/2018   17,271,280.72       93,346.33    5.83200    5.9137        6.49%
151    12/25/2018   16,798,185.16       93,573.46    5.83570    5.9170        6.68%
152     1/25/2019   16,337,866.20       89,671.20    5.84010    5.9210        6.59%
153     2/25/2019   15,889,980.79       87,955.83    5.84390    5.9239        6.64%
154     3/25/2019   15,454,203.88       91,920.77    5.84600    5.9272        7.14%
155     4/25/2019   15,030,218.39       84,712.06    5.85070    5.9315        6.76%
156     5/25/2019   14,617,693.20       84,809.36    5.85340    5.9339        6.96%
157     6/25/2019   14,216,318.82       81,528.84    5.85700    5.9369        6.88%
158     7/25/2019   13,825,795.26       81,573.61    5.85930    5.9388        7.08%
159     8/25/2019   13,445,831.01       78,550.07    5.86240    5.9415        7.01%
160     9/25/2019   13,076,148.75       77,179.24    5.86490    5.9434        7.08%
161    10/25/2019   12,716,477.66       77,164.35    5.86670    5.9441        7.28%
162    11/25/2019   12,366,538.15       74,439.18    5.86910    5.9461        7.22%
163    12/25/2019   12,026,068.04       74,381.17    5.87040    5.9468        7.42%
164     1/25/2020   11,694,812.61       71,851.51    5.87250    5.9482        7.37%
165     2/25/2020   11,372,524.32       70,622.74    5.87380    5.9485        7.45%
166     3/25/2020   11,058,964.38       71,602.97    5.87390    5.9489        7.77%
167     4/25/2020   10,753,899.56       68,274.00    5.87560    5.9500        7.62%
168     5/25/2020   10,457,098.72       68,112.30    5.87570    5.9494        7.82%
169     6/25/2020   10,168,339.33       66,032.97    5.87650    5.9495        7.79%
170     7/25/2020    9,887,405.28       65,832.11    5.87610    5.9483        7.99%
171     8/25/2020    9,614,086.20       63,915.00    5.87630    5.9478        7.98%
172     9/25/2020    9,348,177.29       62,893.43    5.87580    5.9465        8.07%
173    10/25/2020    9,089,478.27       62,633.65    5.87450    5.9435        8.27%
174    11/25/2020    8,837,796.05       60,944.06    5.87380    5.9420        8.28%
175    12/25/2020    8,592,942.37       60,652.94    5.87190    5.9392        8.47%
176     1/25/2021    8,352,097.75       59,099.32    5.87070    5.9372        8.49%
177     2/25/2021    7,707,087.35       56,796.69    5.86860    5.9339        8.84%
178     3/25/2021    7,462,109.54       57,149.51    5.86480    5.9309        9.19%
179     4/25/2021    7,223,991.07       54,927.42    5.86360    5.9295        9.12%
180     5/25/2021    6,992,591.18       54,407.63    5.86010    5.9260        9.34%
181     6/25/2021    6,796,786.28       53,302.15    5.85760    5.9235        9.41%
182     7/25/2021    6,606,375.03       52,858.45    5.85420    5.9201        9.60%
183     8/25/2021    6,421,192.35       51,848.49    5.85170    5.9176        9.69%
184     9/25/2021    6,241,086.47       51,122.36    5.84880    5.9147        9.83%
185    10/25/2021    6,065,916.33       50,631.55    5.84540    5.9105       10.02%
186    11/25/2021    5,895,553.61       49,786.60    5.84310    5.9082       10.13%
187    12/25/2021    5,729,868.70       49,279.47    5.83980    5.9050       10.32%
188     1/25/2022    5,568,734.89       48,531.13    5.83760    5.9027       10.46%
189     2/25/2022    5,412,028.75       47,915.98    5.83480    5.8995       10.62%
190     3/25/2022    5,259,626.95       47,435.54    5.83080    5.8968       10.82%
191     4/25/2022    5,111,409.41       79,454.66    5.82970    5.8957       18.65%
192     5/25/2022    4,967,268.34      186,163.51    5.82660    5.8926       44.97%
193     6/25/2022    4,827,093.48      180,997.73    5.82450    5.8905       45.00%
194     7/25/2022    4,690,777.33      175,973.55    5.82140    5.8875       45.02%
195     8/25/2022    4,558,215.04      171,080.37    5.81940    5.8855       45.04%
196     9/25/2022    4,429,302.55      166,310.04    5.81680    5.8829       45.06%
197    10/25/2022    4,303,938.46      161,682.25    5.81390    5.8791       45.08%
198    11/25/2022    4,182,029.86      157,184.66    5.81190    5.8772       45.10%
199    12/25/2022    4,063,483.34      152,810.52    5.80900    5.8743       45.13%
200     1/25/2023    3,948,207.61      148,556.65    5.80710    5.8723       45.15%
201     2/25/2023    3,836,113.75      144,413.10    5.80470    5.8695       45.17%
202     3/25/2023    3,727,113.12      140,372.67    5.80100    5.8671       45.20%
203     4/25/2023    3,621,119.38      136,456.14    5.80020    5.8663       45.22%
204     5/25/2023    3,518,054.56      132,649.00    5.79740    5.8635       45.25%
205     6/25/2023    3,417,839.22      128,946.64    5.79560    5.8617       45.27%
206     7/25/2023    3,320,395.90      125,346.02    5.79280    5.8589       45.30%
207     8/25/2023    3,225,649.12      121,840.28    5.79110    5.8571       45.33%
208     9/25/2023    3,133,524.04      118,423.94    5.78880    5.8548       45.35%
209    10/25/2023    3,043,947.75      115,108.69    5.78610    5.8517       45.38%
210    11/25/2023    2,956,853.15      111,886.64    5.78440    5.8499       45.41%
211    12/25/2023    2,872,172.94      108,753.25    5.78170    5.8472       45.44%
212     1/25/2024    2,789,841.36      105,706.25    5.78000    5.8455       45.47%
213     2/25/2024    2,709,794.40      102,739.21    5.77780    5.8428       45.50%
214     3/25/2024    2,631,968.35       99,847.19    5.77470    5.8406       45.52%
215     4/25/2024    2,556,301.13       97,042.65    5.77360    5.8394       45.55%
216     5/25/2024    2,482,736.38       94,316.63    5.77100    5.8367       45.59%
217     6/25/2024    2,411,216.91       91,665.86    5.76930    5.8350       45.62%
218     7/25/2024    2,341,686.96       89,088.19    5.76670    5.8324       45.65%
219     8/25/2024    2,274,092.19       86,578.91    5.76500    5.8307       45.69%
220     9/25/2024    2,208,378.75       84,134.06    5.76290    5.8285       45.72%
221    10/25/2024    2,144,494.11       81,761.46    5.76030    5.8249       45.75%
222    11/25/2024    2,082,390.00       79,455.77    5.75860    5.8232       45.79%
223    12/25/2024    2,022,017.99       77,213.77    5.75610    5.8206       45.82%
224     1/25/2025    1,963,330.77       75,033.80    5.75440    5.8189       45.86%
225     2/25/2025    1,906,282.27       72,911.39    5.75220    5.8162       45.90%
226     3/25/2025    1,850,826.62       70,842.90    5.74880    5.8140       45.93%
227     4/25/2025    1,796,919.06       68,837.20    5.74810    5.8132       45.97%
228     5/25/2025    1,744,519.16       66,887.80    5.74550    5.8105       46.01%
229     6/25/2025    1,693,585.79       64,992.42    5.74380    5.8087       46.05%
230     7/25/2025    1,644,078.81       63,149.52    5.74120    5.8060       46.09%
231     8/25/2025    1,595,959.13       61,355.86    5.73940    5.8042       46.13%
232     9/25/2025    1,549,188.01       59,608.55    5.73720    5.8019       46.17%
233    10/25/2025    1,503,727.62       57,912.87    5.73460    5.7983       46.22%
234    11/25/2025    1,459,543.25       56,265.22    5.73280    5.7964       46.26%
235    12/25/2025    1,416,600.09       54,641.35    5.73010    5.7936       46.29%
236     1/25/2026    1,374,886.03       53,083.33    5.72830    5.7917       46.33%
237     2/25/2026    1,334,346.84       51,543.23    5.72600    5.7889       46.35%
238     3/25/2026    1,294,972.90       50,064.58    5.72240    5.7865       46.39%
239     4/25/2026    1,256,709.26       48,632.62    5.72150    5.7856       46.44%
240     5/25/2026    1,219,525.33       47,231.20    5.71870    5.7828       46.48%
241     6/25/2026    1,183,401.49       45,879.88    5.71680    5.7810       46.52%
242     7/25/2026    1,148,297.61       44,566.18    5.71410    5.7782       46.57%
243     8/25/2026    1,114,185.61       43,287.81    5.71230    5.7765       46.62%
244     9/25/2026    1,081,037.65       42,043.45    5.71000    5.7742       46.67%
245    10/25/2026    1,048,825.86       40,835.96    5.70740    5.7708       46.72%
246    11/25/2026    1,017,525.36       39,662.84    5.70570    5.7691       46.78%
247    12/25/2026      987,111.20       38,522.43    5.70310    5.7665       46.83%
248     1/25/2027      957,558.97       37,413.90    5.70140    5.7649       46.89%
249     2/25/2027      928,844.92       36,335.15    5.69930    5.7624       46.94%
250     3/25/2027      900,945.39       35,284.36    5.69600    5.7603       47.00%
251     4/25/2027      873,837.30       34,265.38    5.69540    5.7597       47.06%
252     5/25/2027      847,499.80       33,275.28    5.69300    5.7573       47.12%
253     6/25/2027      821,911.69       32,312.89    5.69140    5.7558       47.18%
254     7/25/2027      797,052.27       31,377.43    5.68900    5.7534       47.24%
255     8/25/2027      772,901.41       30,467.46    5.68760    5.7519       47.30%
256     9/25/2027      749,439.17       29,581.64    5.68560    5.7500       47.37%
257    10/25/2027      726,646.12       28,721.88    5.68330    5.7473       47.43%
258    11/25/2027      704,504.29       27,886.63    5.68190    5.7459       47.50%
259    12/25/2027      682,995.74       27,074.80    5.67960    5.7436       47.57%
260     1/25/2028      662,102.94       26,285.79    5.67820    5.7422       47.64%
261     2/25/2028      641,808.82       25,518.29    5.67640    5.7400       47.71%
262     3/25/2028      622,096.45       24,771.10    5.67380    5.7382       47.78%
263     4/25/2028      602,949.33       24,046.27    5.67290    5.7374       47.86%
264     5/25/2028      584,352.36       23,342.08    5.67080    5.7352       47.93%
265     6/25/2028      566,290.31       22,657.72    5.66950    5.7339       48.01%
266     7/25/2028      548,748.34       21,992.63    5.66730    5.7317       48.09%
267     8/25/2028      531,711.98       21,345.88    5.66610    5.7305       48.17%
268     9/25/2028      515,166.96       20,716.53    5.66440    5.7288       48.26%
269    10/25/2028      499,099.34       20,105.67    5.66230    5.7258       48.34%
270    11/25/2028      483,496.19       19,512.32    5.66110    5.7246       48.43%
271    12/25/2028      468,344.64       18,935.73    5.65900    5.7225       48.52%
272     1/25/2029      453,632.10       18,375.47    5.65780    5.7214       48.61%
273     2/25/2029      439,346.34       17,830.65    5.65620    5.7193       48.70%
274     3/25/2029      425,475.23       17,300.46    5.65330    5.7177       48.79%
275     4/25/2029      412,006.95       16,786.16    5.65310    5.7175       48.89%
276     5/25/2029      398,930.63       16,286.58    5.65110    5.7154       48.99%
277     6/25/2029      386,235.37       15,801.17    5.65000    5.7143       49.09%
278     7/25/2029      373,910.51       15,329.54    5.64800    5.7123       49.20%
279     8/25/2029      361,945.68       14,871.09    5.64690    5.7112       49.30%
280     9/25/2029      350,330.68       14,425.17    5.64530    5.7096       49.41%
281    10/25/2029      339,055.53       13,992.33    5.64340    5.7067       49.52%
282    11/25/2029      328,110.91       13,571.99    5.64230    5.7056       49.64%
283    12/25/2029      317,487.61       13,163.61    5.64030    5.7036       49.75%
284     1/25/2030      307,176.60       12,766.90    5.63920    5.7025       49.87%
285     2/25/2030      297,169.11       12,381.27    5.63770    5.7006       50.00%
286     3/25/2030      287,456.47       12,006.13    5.63490    5.6990       50.12%
287     4/25/2030      278,030.22       11,642.26    5.63480    5.6989       50.25%
288     5/25/2030      268,882.56       11,288.90    5.63290    5.6969       50.38%
289     6/25/2030      260,005.66       10,945.65    5.63180    5.6958       50.52%
290     7/25/2030      251,391.91       10,612.24    5.62990    5.6938       50.66%
291     8/25/2030      243,033.87       10,288.26    5.62880    5.6927       50.80%
292     9/25/2030      234,924.25        9,973.26    5.62730    5.6912       50.94%
293    10/25/2030      227,055.92        9,667.54    5.62540    5.6883       51.09%
294    11/25/2030      219,422.18        9,370.73    5.62430    5.6872       51.25%
295    12/25/2030      212,016.45        9,082.47    5.62240    5.6852       51.41%
296     1/25/2031      204,832.25        8,802.51    5.62130    5.6841       51.57%
297     2/25/2031      197,863.33        8,530.49    5.61980    5.6821       51.74%
298     3/25/2031      191,103.49        8,265.97    5.61700    5.6805       51.90%
299     4/25/2031      184,546.65        8,009.44    5.61680    5.6804       52.08%
300     5/25/2031      178,187.26        7,760.40    5.61490    5.6783       52.26%
301     6/25/2031      172,019.70        7,518.58    5.61380    5.6772       52.45%
302     7/25/2031      166,038.54        7,283.76    5.61180    5.6751       52.64%
303     8/25/2031      160,238.45        7,055.67    5.61070    5.6740       52.84%
304     9/25/2031      154,614.23        6,833.98    5.60910    5.6723       53.04%
305    10/25/2031      149,160.77        6,618.90    5.60710    5.6698       53.25%
306    11/25/2031      143,873.30        6,410.15    5.60600    5.6686       53.46%
307    12/25/2031      138,747.10        6,207.49    5.60390    5.6665       53.69%
308     1/25/2032      133,777.55        6,010.75    5.60280    5.6653       53.92%
309     2/25/2032      128,960.19        5,819.67    5.60110    5.6632       54.15%
310     3/25/2032      124,290.58        5,633.93    5.59870    5.6614       54.39%
311     4/25/2032      119,764.41        5,453.85    5.59790    5.6606       54.65%
312     5/25/2032      115,377.67        5,279.11    5.59580    5.6584       54.91%
313     6/25/2032      111,126.37        5,109.49    5.59460    5.6571       55.17%
314     7/25/2032      107,006.63        4,944.85    5.59250    5.6549       55.45%
315     8/25/2032      103,014.66        4,785.01    5.59120    5.6535       55.74%
316     9/25/2032       99,146.73        4,629.70    5.58940    5.6517       56.03%
317    10/25/2032       95,399.19        4,479.09    5.58720    5.6486       56.34%
318    11/25/2032       91,768.65        4,332.99    5.58590    5.6471       56.66%
319    12/25/2032       88,251.74        4,191.21    5.58370    5.6448       56.99%
320     1/25/2033       84,845.19        4,053.64    5.58230    5.6433       57.33%
321     2/25/2033       81,545.78        3,920.09    5.58040    5.6409       57.69%
322     3/25/2033       78,350.37        3,790.32    5.57730    5.6389       58.05%
323     4/25/2033       75,255.88        3,664.57    5.57680    5.6382       58.43%
324     5/25/2033       72,259.46        3,542.61    5.57440    5.6358       58.83%
325     6/25/2033       69,358.26        3,424.29    5.57290    5.6341       59.25%
326     7/25/2033       66,549.53        3,309.51    5.57050    5.6316       59.68%
327     8/25/2033       63,830.55        3,198.12    5.56890    5.6298       60.12%
328     9/25/2033       61,198.68        3,089.94    5.56680    5.6276       60.59%
329    10/25/2033       58,651.32        2,985.09    5.56430    5.6242       61.07%
330    11/25/2033       56,186.05        2,883.45    5.56260    5.6223       61.58%
331    12/25/2033       53,800.48        2,784.86    5.56000    5.6196       62.12%
332     1/25/2034       51,492.27        2,689.25    5.55830    5.6177       62.67%
333     2/25/2034       49,259.15        2,596.50    5.55600    5.6149       63.25%
334     3/25/2034       47,098.88        2,506.42    5.55250    5.6124       63.86%
335     4/25/2034       45,009.26        2,419.17    5.55160    5.6113       64.50%
336     5/25/2034       42,988.26        2,334.61    5.54880    5.6083       65.17%
337     6/25/2034       41,033.88        2,252.63    5.54680    5.6062       65.88%
338     7/25/2034       39,144.14        2,173.15    5.54400    5.6031       66.62%
339     8/25/2034       37,317.12        2,096.07    5.54190    5.6008       67.40%
340     9/25/2034       35,550.96        2,021.25    5.53930    5.5981       68.23%
341    10/25/2034       33,843.78        1,948.79    5.53630    5.5941       69.10%
342    11/25/2034       32,193.89        1,878.59    5.53410    5.5916       70.02%
343    12/25/2034       30,599.57        1,810.54    5.53090    5.5883       71.00%
344     1/25/2035       29,059.18        1,744.61    5.52860    5.5857       72.04%
345     2/25/2035       27,571.10        1,680.70    5.52570    5.5823       73.15%
346     3/25/2035       26,133.76        1,618.66    5.52170    5.5791       74.33%
347     4/25/2035       24,745.57        1,558.61    5.52010    5.5773       75.58%
348     5/25/2035       23,405.12        1,500.47    5.51670    5.5736       76.93%
349     6/25/2035       22,110.97        1,444.14    5.51400    5.5707       78.38%
350     7/25/2035       20,861.72        1,389.57    5.51050    5.5669       79.93%
351     8/25/2035       19,656.02        1,336.71    5.50770    5.5639       81.61%
352     9/25/2035       18,492.55        1,285.42    5.50440    5.5603       83.41%
353    10/25/2035       17,369.99        1,235.48    5.50060    5.5558       85.35%
354    11/25/2035       16,287.43        1,187.44    5.49760    5.5525       87.49%
355    12/25/2035       15,243.37         1134.32    5.49360    5.5483       89.30%
356     1/25/2036       14,243.24         1074.27    5.49050    5.5449       90.51%
357     2/25/2036       13,294.33         6641.24    5.48670    5.5405      599.47%
358     3/25/2036         6770.12        4,685.18    5.48220    5.5365      830.45%
359     4/25/2036         2141.73        1,075.72    5.47920    5.5335      602.72%
360     5/25/2036         1084.17          767.48    5.47490    5.5292      849.48%
361     6/25/2036             326          309.92    5.47140    5.5258     1140.81%
362     7/25/2036           18.71           18.84    5.46720    5.5216     1208.34%

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Asset Backed Certificates
IXIS 2006-HE2

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

--------------------------------------------------------------------------------
                                  FORWARD + 100
--------------------------------------------------------------------------------
Per      Date         Coll_Bal      XS_Interest    1mLIBOR  6mLIBOR   XS as %
--------------------------------------------------------------------------------

  1    6/25/2006   999,999,999.92     756,007.35   5.14000   5.2400      0.91%  *Prefund
  2    7/25/2006   978,674,938.03     999,759.38   6.14230   6.2941      1.23%  *Prefund
  3    8/25/2006   956,336,362.79   1,338,757.10   6.21360   6.3111      1.68%  *Prefund
  4    9/25/2006   933,005,346.03   1,709,922.71   6.27910   6.3169      2.20%
  5   10/25/2006   908,702,334.40   1,669,671.68   6.23160   6.3112      2.20%
  6   11/25/2006   884,961,447.59   1,597,085.10   6.26060   6.3072      2.17%
  7   12/25/2006   861,767,050.03   1,560,626.80   6.28550   6.2941      2.17%
  8    1/25/2007   839,104,240.24   1,493,588.66   6.24210   6.2761      2.14%
  9    2/25/2007   816,959,193.29   1,443,423.74   6.24740   6.2630      2.12%
 10    3/25/2007   795,318,466.20   1,467,084.36   6.25120   6.2476      2.21%
 11    4/25/2007   774,169,036.50   1,350,791.60   6.20750   6.2323      2.09%
 12    5/25/2007   753,501,459.79   1,333,772.77   6.18570   6.2213      2.12%
 13    6/25/2007   733,304,441.29   1,263,326.75   6.17840   6.2141      2.07%
 14    7/25/2007   713,591,686.03   1,251,103.60   6.16780   6.2075      2.10%
 15    8/25/2007   694,389,062.04   1,182,963.03   6.15920   6.2043      2.04%
 16    9/25/2007   675,693,288.47   1,143,904.78   6.15140   6.2032      2.03%
 17   10/25/2007   657,496,762.70   1,137,100.62   6.14450   6.2037      2.08%
 18   11/25/2007   639,789,163.60   1,068,782.71   6.14130   6.2077      2.00%
 19   12/25/2007   622,557,842.72   1,063,218.68   6.14170   6.2129      2.05%
 20    1/25/2008   605,790,073.33   1,005,144.91   6.14690   6.2203      1.99%
 21    2/25/2008   589,476,882.85   1,134,327.52   6.15290   6.2278      2.31%
 22    3/25/2008   573,603,293.60   1,613,306.74   6.15840   6.2365      3.38%
 23    4/25/2008   558,210,761.70   1,461,502.53   6.16600   6.2460      3.14%
 24    5/25/2008   543,238,277.76   1,531,928.05   6.17370   6.2548      3.38%
 25    6/25/2008   528,671,185.65   1,432,167.19   6.18320   6.2649      3.25%
 26    7/25/2008   514,498,480.47   1,478,886.85   6.19280   6.2753      3.45%
 27    8/25/2008   500,706,811.77   1,453,447.08   6.20260   6.2878      3.48%
 28    9/25/2008   487,284,721.06   1,633,895.05   6.21130   6.3008      4.02%
 29   10/25/2008   474,240,116.64   1,714,308.75   6.21950   6.3121      4.34%
 30   11/25/2008   461,547,483.43   1,615,725.46   6.23150   6.3249      4.20%
 31   12/25/2008   449,195,771.79   1,655,713.41   6.24660   6.3364      4.42%
 32    1/25/2009   437,175,821.89   1,540,581.97   6.26420   6.3479      4.23%
 33    2/25/2009   425,477,501.91   1,577,537.07   6.27800   6.3578      4.45%
 34    3/25/2009   414,092,059.13   1,854,322.00   6.28550   6.3678      5.37%
 35    4/25/2009   403,020,886.16   1,638,400.04   6.29250   6.3785      4.88%
 36    5/25/2009   392,247,755.59   1,673,284.11   6.30000   6.3883      5.12%
 37    6/25/2009   381,763,283.01   6,451,408.96   6.31140   6.3994     20.28%
 38    7/25/2009   371,559,739.97   1,951,806.96   6.32390   6.4106      6.30%
 39    8/25/2009   361,628,916.96   1,847,938.67   6.33540   6.4234      6.13%
 40    9/25/2009   351,963,393.25   1,820,976.13   6.34420   6.4359      6.21%
 41   10/25/2009   342,558,126.84   1,838,824.85   6.35170   6.4458      6.44%
 42   11/25/2009   333,404,567.78   1,732,296.34   6.36370   6.4563      6.23%
 43   12/25/2009   324,495,636.73   1,739,827.98   6.37930   6.4650      6.43%
 44    1/25/2010   315,824,790.30   1,636,864.77   6.39680   6.4738      6.22%
 45    2/25/2010   307,385,548.22   1,597,834.11   6.40790   6.4819      6.24%
 46    3/25/2010   299,171,674.86   1,721,786.33   6.41000   6.4917      6.91%
 47    4/25/2010   291,178,103.79   1,529,980.80   6.41100   6.5044      6.31%
 48    5/25/2010   283,398,213.75   1,538,152.52   6.41580   6.5180      6.51%
 49    6/25/2010   275,826,125.73   1,447,098.45   6.42890   6.5337      6.30%
 50    7/25/2010   268,456,290.62   1,451,528.95   6.44620   6.5482      6.49%
 51    8/25/2010   261,283,257.63   1,367,619.28   6.46370   6.5620      6.28%
 52    9/25/2010   254,301,736.34   1,335,210.43   6.47960   6.5736      6.30%
 53   10/25/2010   247,507,182.47   1,341,591.44   6.49330   6.5816      6.50%
 54   11/25/2010   240,894,089.72   1,247,917.18   6.50610   6.5894      6.22%
 55   12/25/2010   234,457,564.95   1,255,937.73   6.51610   6.5941      6.43%
 56    1/25/2011   228,192,106.45   1,178,742.85   6.52500   6.5978      6.20%
 57    2/25/2011   222,093,177.75   1,147,679.11   6.53130   6.5990      6.20%
 58    3/25/2011   216,137,888.31   1,239,244.79   6.53380   6.5995      6.88%
 59    4/25/2011   210,340,785.07   1,088,479.20   6.53660   6.6004      6.21%
 60    5/25/2011   204,697,401.61   1,097,226.37   6.53570   6.5994      6.43%
 61    6/25/2011   199,203,659.47   1,030,468.03   6.53530   6.5993      6.21%
 62    7/25/2011   193,856,955.83   1,038,866.27   6.53410   6.5984      6.43%
 63    8/25/2011   188,653,395.85     975,522.61   6.53390   6.5987      6.21%
 64    9/25/2011   183,589,099.25     949,173.43   6.53330   6.5986      6.20%
 65   10/25/2011   178,660,360.25     956,513.28   6.53260   6.5980      6.42%
 66   11/25/2011   173,863,535.70     898,342.38   6.53280   6.5989      6.20%
 67   12/25/2011   169,195,101.28     905,502.85   6.53250   6.5992      6.42%
 68    1/25/2012   164,651,618.46     850,531.53   6.53320   6.6007      6.20%
 69    2/25/2012   160,229,772.54     827,517.05   6.53370   6.6016      6.20%
 70    3/25/2012   155,926,291.29     863,383.94   6.53370   6.6034      6.64%
 71    4/25/2012   151,738,027.39     783,509.41   6.53570   6.6065      6.20%
 72    5/25/2012   147,661,880.34     789,690.69   6.53680   6.6086      6.42%
 73    6/25/2012   143,694,850.84     741,375.96   6.53910   6.6121      6.19%
 74    7/25/2012   139,834,016.48     747,129.75   6.54090   6.6152      6.41%
 75    8/25/2012   136,076,537.29     701,615.01   6.54410   6.6197      6.19%
 76    9/25/2012   132,419,688.46     579,990.44   6.54730   6.6243      5.26%
 77   10/25/2012   128,860,826.66     557,829.64   6.55050   6.6280      5.19%
 78   11/25/2012   125,397,254.34     520,038.97   6.55510   6.6341      4.98%
 79   12/25/2012   122,026,418.61     529,268.18   6.55940   6.6400      5.20%
 80    1/25/2013   118,745,835.09     493,387.97   6.56510   6.6473      4.99%
 81    2/25/2013   115,553,090.86     481,073.52   6.57110   6.6541      5.00%
 82    3/25/2013   112,445,900.87     532,650.74   6.57610   6.6618      5.68%
 83    4/25/2013   109,422,048.79     458,086.68   6.58430   6.6705      5.02%
 84    5/25/2013   106,479,187.41     465,939.37   6.59150   6.6778      5.25%
 85    6/25/2013   103,615,138.68     434,584.85   6.59960   6.6858      5.03%
 86    7/25/2013   100,827,788.86     441,945.39   6.60680   6.6928      5.26%
 87    8/25/2013    98,115,085.87     390,294.79   6.61470   6.7006      4.77%
 88    9/25/2013    95,475,108.71     381,899.13   6.62220   6.7079      4.80%
 89   10/25/2013    92,905,981.75     390,350.13   6.62900   6.7134      5.04%
 90   11/25/2013    90,405,676.82     363,183.33   6.63650   6.7208      4.82%
 91   12/25/2013    87,972,342.39     370,932.88   6.64310   6.7271      5.06%
 92    1/25/2014    85,604,181.47     345,198.18   6.65040   6.7342      4.84%
 93    2/25/2014    83,299,450.65     336,973.12   6.65720   6.7402      4.85%
 94    3/25/2014    81,056,509.28     376,039.04   6.66220   6.7465      5.57%
 95    4/25/2014    78,873,754.86     321,686.13   6.66970   6.7537      4.89%
 96    5/25/2014    76,749,482.63     328,373.46   6.67540   6.7592      5.13%
 97    6/25/2014    74,682,118.97     306,062.45   6.68190   6.7653      4.92%
 98    7/25/2014    72,670,137.72     312,323.55   6.68730   6.7703      5.16%
 99    8/25/2014    70,712,057.06     291,610.73   6.69340   6.7760      4.95%
100    9/25/2014    68,806,479.94     285,348.30   6.69900   6.7811      4.98%
101   10/25/2014    66,952,041.23     291,207.07   6.70380   6.7844      5.22%
102   11/25/2014    65,147,296.03     271,942.05   6.70920   6.7894      5.01%
103   12/25/2014    63,390,909.39     277,273.84   6.71360   6.7932      5.25%
104    1/25/2015    61,681,584.85     258,925.65   6.71860   6.7977      5.04%
105    2/25/2015    60,018,063.68     252,852.75   6.72300   6.8010      5.06%
106    3/25/2015    58,399,147.92     279,868.57   6.72560   6.8046      5.75%
107    4/25/2015    56,823,667.21     241,424.56   6.73060   6.8090      5.10%
108    5/25/2015    55,290,415.73     245,943.12   6.73370   6.8115      5.34%
109    6/25/2015    53,798,259.43     230,121.35   6.73750   6.8145      5.13%
110    7/25/2015    52,346,097.53     234,352.13   6.74000   6.8163      5.37%
111    8/25/2015    50,932,860.09     219,568.32   6.74320   6.8187      5.17%
112    9/25/2015    49,557,523.08     214,733.44   6.74560   6.8204      5.20%
113   10/25/2015    48,219,085.39     218,598.00   6.74720   6.8207      5.44%
114   11/25/2015    46,916,516.33     204,970.16   6.74940   6.8220      5.24%
115   12/25/2015    45,648,869.95     208,556.35   6.75040   6.8221      5.48%
116    1/25/2016    44,415,211.36     195,727.66   6.75190   6.8228      5.29%
117    2/25/2016    43,214,631.70     191,330.88   6.75260   6.8224      5.31%
118    3/25/2016    42,046,250.46     202,140.66   6.75200   6.8223      5.77%
119    4/25/2016    40,909,230.17     182,920.52   6.75280   6.8231      5.37%
120    5/25/2016    39,802,707.67     185,953.34   6.75200   6.8227      5.61%
121    6/25/2016    38,725,866.90     174,947.78   6.75220   6.8233      5.42%
122    7/25/2016    37,677,914.32     177,669.26   6.75170   6.8232      5.66%
123    8/25/2016    36,658,075.76     167,234.48   6.75220   6.8242      5.47%
124    9/25/2016    35,665,601.04     163,559.13   6.75240   6.8250      5.50%
125   10/25/2016    34,699,761.18     165,975.20   6.75240   6.8245      5.74%
126   11/25/2016    33,759,840.13     156,429.13   6.75350   6.8261      5.56%
127   12/25/2016    32,845,145.05     158,655.07   6.75380   6.8270      5.80%
128    1/25/2017    31,955,001.23     149,666.68   6.75530   6.8290      5.62%
129    2/25/2017    31,088,752.35     146,437.18   6.75650   6.8303      5.65%
130    3/25/2017    30,245,763.38     158,706.47   6.75650   6.8324      6.30%
131    4/25/2017    29,425,417.83     140,267.04   6.75950   6.8361      5.72%
132    5/25/2017    28,627,102.84     142,056.85   6.76090   6.8381      5.95%
133    6/25/2017    27,850,228.02     134,329.15   6.76350   6.8414      5.79%
134    7/25/2017    27,094,219.56     135,961.40   6.76530   6.8440      6.02%
135    8/25/2017    26,358,519.30     128,754.33   6.76840   6.8478      5.86%
136    9/25/2017    25,642,594.07     126,207.83   6.77130   6.8515      5.91%
137   10/25/2017    24,945,926.33     127,645.53   6.77400   6.8539      6.14%
138   11/25/2017    24,267,981.60     121,024.49   6.77780   6.8586      5.98%
139   12/25/2017    23,608,257.71     122,304.89   6.78100   6.8626      6.22%
140    1/25/2018    22,966,266.36     116,076.57   6.78550   6.8679      6.07%
141    2/25/2018    22,341,533.21     113,771.11   6.78980   6.8723      6.11%
142    3/25/2018    21,733,608.56     121,862.41   6.79280   6.8773      6.73%
143    4/25/2018    21,142,055.73     109,413.48   6.79890   6.8836      6.21%
144    5/25/2018    20,566,414.95     110,390.78   6.80360   6.8880      6.44%
145    6/25/2018    20,006,257.92     105,075.05   6.80910   6.8933      6.30%
146    7/25/2018    19,461,169.25     105,946.83   6.81350   6.8974      6.53%
147    8/25/2018    18,930,745.42     101,043.38   6.81870   6.9023      6.41%
148    9/25/2018    18,414,606.83      99,256.14   6.82330   6.9067      6.47%
149   10/25/2018    17,912,383.13     100,013.20   6.82730   6.9093      6.70%
150   11/25/2018    17,423,678.86      95,516.08   6.83200   6.9137      6.58%
151   12/25/2018    16,948,130.32      96,158.38   6.83570   6.9170      6.81%
152    1/25/2019    16,485,384.37      91,953.04   6.84010   6.9210      6.69%
153    2/25/2019    16,035,098.22      90,292.09   6.84390   6.9239      6.76%
154    3/25/2019    15,596,946.28      95,269.64   6.84600   6.9272      7.33%
155    4/25/2019    15,170,610.75      87,154.52   6.85070   6.9315      6.89%
156    5/25/2019    14,755,761.97      87,597.11   6.85340   6.9339      7.12%
157    6/25/2019    14,352,090.81      84,069.69   6.85700   6.9369      7.03%
158    7/25/2019    13,959,297.43      84,434.28   6.85930   6.9388      7.26%
159    8/25/2019    13,577,090.37      81,184.68   6.86240   6.9415      7.18%
160    9/25/2019    13,205,191.92      79,859.58   6.86490   6.9434      7.26%
161   10/25/2019    12,843,330.71      80,128.85   6.86670   6.9441      7.49%
162   11/25/2019    12,491,228.09      77,202.13   6.86910   6.9461      7.42%
163   12/25/2019    12,148,622.01      77,406.13   6.87040   6.9468      7.65%
164    1/25/2020    11,815,257.73      74,696.53   6.87250   6.9482      7.59%
165    2/25/2020    11,490,887.69      73,507.35   6.87380   6.9485      7.68%
166    3/25/2020    11,175,272.88      74,910.91   6.87390   6.9489      8.04%
167    4/25/2020    10,868,179.87      71,234.84   6.87560   6.9500      7.87%
168    5/25/2020    10,569,377.66      71,284.40   6.87570   6.9494      8.09%
169    6/25/2020    10,278,643.71      69,065.89   6.87650   6.9495      8.06%
170    7/25/2020     9,995,761.77      69,057.82   6.87610   6.9483      8.29%
171    8/25/2020     9,720,521.39      67,016.34   6.87630   6.9478      8.27%
172    9/25/2020     9,452,717.63      66,027.58   6.87580   6.9465      8.38%
173   10/25/2020     9,192,150.16      65,934.62   6.87450   6.9435      8.61%
174   11/25/2020     8,938,625.72      64,141.48   6.87380   6.9420      8.61%
175   12/25/2020     8,691,955.83      64,001.03   6.87190   6.9392      8.84%
176    1/25/2021     8,449,320.85      62,359.13   6.87070   6.9372      8.86%
177    2/25/2021     7,802,545.75      60,441.06   6.86860   6.9339      9.30%
178    3/25/2021     7,555,828.91      61,101.39   6.86480   6.9309      9.70%
179    4/25/2021     7,315,997.27      58,659.76   6.86360   6.9295      9.62%
180    5/25/2021     7,082,909.40      58,256.19   6.86010   6.9260      9.87%
181    6/25/2021     6,885,441.39      57,092.68   6.85760   6.9235      9.95%
182    7/25/2021     6,693,391.71      56,726.95   6.85420   6.9201     10.17%
183    8/25/2021     6,506,595.04      55,669.23   6.85170   6.9176     10.27%
184    9/25/2021     6,324,899.59      54,957.14   6.84880   6.9147     10.43%
185   10/25/2021     6,148,164.38      54,526.93   6.84540   6.9105     10.64%
186   11/25/2021     5,976,260.50      53,649.20   6.84310   6.9082     10.77%
187   12/25/2021     5,809,057.99      53,191.98   6.83980   6.9050     10.99%
188    1/25/2022     5,646,429.91      52,420.09   6.83760   6.9027     11.14%
189    2/25/2022     5,488,252.60      51,817.32   6.83480   6.8995     11.33%
190    3/25/2022     5,334,402.65      51,416.26   6.83080   6.8968     11.57%
191    4/25/2022     5,184,760.03      50,647.92   6.82970   6.8957     11.72%
192    5/25/2022     5,039,216.32     152,451.66   6.82660   6.8926     36.30%
193    6/25/2022     4,897,660.98     186,602.67   6.82450   6.8905     45.72%
194    7/25/2022     4,759,986.24     181,441.61   6.82140   6.8875     45.74%
195    8/25/2022     4,626,087.02     176,414.59   6.81940   6.8855     45.76%
196    9/25/2022     4,495,859.11     171,513.25   6.81680   6.8829     45.78%
197   10/25/2022     4,369,201.06     166,758.12   6.81390   6.8791     45.80%
198   11/25/2022     4,246,019.51     162,136.36   6.81190   6.8772     45.82%
199   12/25/2022     4,126,220.75     157,641.07   6.80900   6.8743     45.85%
200    1/25/2023     4,009,713.22     153,268.98   6.80710   6.8723     45.87%
201    2/25/2023     3,896,407.77     149,009.80   6.80470   6.8695     45.89%
202    3/25/2023     3,786,215.60     144,856.15   6.80100   6.8671     45.91%
203    4/25/2023     3,679,050.30     140,829.67   6.80020   6.8663     45.93%
204    5/25/2023     3,574,833.44     136,915.30   6.79740   6.8635     45.96%
205    6/25/2023     3,473,485.29     133,108.30   6.79560   6.8617     45.99%
206    7/25/2023     3,374,928.17     129,405.58   6.79280   6.8589     46.01%
207    8/25/2023     3,279,086.33     125,800.03   6.79110   6.8571     46.04%
208    9/25/2023     3,185,884.75     122,286.02   6.78880   6.8548     46.06%
209   10/25/2023     3,095,250.41     118,875.78   6.78610   6.8517     46.09%
210   11/25/2023     3,007,115.84     115,561.10   6.78440   6.8499     46.12%
211   12/25/2023     2,921,413.45     112,337.32   6.78170   6.8472     46.14%
212    1/25/2024     2,838,077.27     109,202.12   6.78000   6.8455     46.17%
213    2/25/2024     2,757,043.03     106,148.83   6.77780   6.8428     46.20%
214    3/25/2024     2,678,246.85     103,172.39   6.77470   6.8406     46.23%
215    4/25/2024     2,601,626.52     100,285.81   6.77360   6.8394     46.26%
216    5/25/2024     2,527,125.31      97,479.77   6.77100   6.8367     46.29%
217    6/25/2024     2,454,685.78      94,750.93   6.76930   6.8350     46.32%
218    7/25/2024     2,384,251.96      92,097.06   6.76670   6.8324     46.35%
219    8/25/2024     2,315,769.26      89,513.31   6.76500   6.8307     46.38%
220    9/25/2024     2,249,183.63      86,995.60   6.76290   6.8285     46.41%
221   10/25/2024     2,184,442.42      84,552.12   6.76030   6.8249     46.45%
222   11/25/2024     2,121,497.03      82,177.31   6.75860   6.8232     46.48%
223   12/25/2024     2,060,298.82      79,867.85   6.75610   6.8206     46.52%
224    1/25/2025     2,000,800.23      77,622.07   6.75440   6.8189     46.55%
225    2/25/2025     1,942,954.98      75,435.30   6.75220   6.8162     46.59%
226    3/25/2025     1,886,717.02      73,303.82   6.74880   6.8140     46.62%
227    4/25/2025     1,832,041.44      71,236.91   6.74810   6.8132     46.66%
228    5/25/2025     1,778,887.53      69,227.81   6.74550   6.8105     46.70%
229    6/25/2025     1,727,213.92      67,274.17   6.74380   6.8087     46.74%
230    7/25/2025     1,676,980.27      65,374.42   6.74120   6.8060     46.78%
231    8/25/2025     1,628,147.29      63,525.19   6.73940   6.8042     46.82%
232    9/25/2025     1,580,676.03      61,723.53   6.73720   6.8019     46.86%
233   10/25/2025     1,534,528.53      59,974.96   6.73460   6.7983     46.90%
234   11/25/2025     1,489,669.83      58,275.74   6.73280   6.7964     46.94%
235   12/25/2025     1,446,064.90      56,601.55   6.73010   6.7936     46.97%
236    1/25/2026     1,403,701.45      54,994.43   6.72830   6.7917     47.01%
237    2/25/2026     1,362,525.03      53,406.32   6.72600   6.7889     47.04%
238    3/25/2026     1,322,525.87      51,880.68   6.72240   6.7865     47.07%
239    4/25/2026     1,283,648.86      50,403.07   6.72150   6.7856     47.12%
240    5/25/2026     1,245,863.19      48,957.11   6.71870   6.7828     47.15%
241    6/25/2026     1,209,149.02      47,562.34   6.71680   6.7810     47.20%
242    7/25/2026     1,173,466.06      46,206.24   6.71410   6.7782     47.25%
243    8/25/2026     1,138,786.04      44,886.44   6.71230   6.7765     47.30%
244    9/25/2026     1,105,080.95      43,601.55   6.71000   6.7742     47.35%
245   10/25/2026     1,072,322.76      42,354.63   6.70740   6.7708     47.40%
246   11/25/2026     1,040,486.41      41,143.06   6.70570   6.7691     47.45%
247   12/25/2026     1,009,546.76      39,965.14   6.70310   6.7665     47.50%
248    1/25/2027       979,479.24      38,820.00   6.70140   6.7649     47.56%
249    2/25/2027       950,259.91      37,705.47   6.69930   6.7624     47.61%
250    3/25/2027       921,864.96      36,619.69   6.69600   6.7603     47.67%
251    4/25/2027       894,271.18      35,566.69   6.69540   6.7597     47.73%
252    5/25/2027       867,457.52      34,543.40   6.69300   6.7573     47.79%
253    6/25/2027       841,402.62      33,548.63   6.69140   6.7558     47.85%
254    7/25/2027       816,085.63      32,581.58   6.68900   6.7534     47.91%
255    8/25/2027       791,486.24      31,640.75   6.68760   6.7519     47.97%
256    9/25/2027       767,584.39      30,724.77   6.68560   6.7500     48.03%
257   10/25/2027       744,360.50      29,835.63   6.68330   6.7473     48.10%
258   11/25/2027       721,796.43      28,971.75   6.68190   6.7459     48.17%
259   12/25/2027       699,874.11      28,131.98   6.67960   6.7436     48.23%
260    1/25/2028       678,575.84      27,315.72   6.67820   6.7422     48.31%
261    2/25/2028       657,884.41      26,521.59   6.67640   6.7400     48.38%
262    3/25/2028       637,782.78      25,748.36   6.67380   6.7382     48.45%
263    4/25/2028       618,254.29      24,998.21   6.67290   6.7374     48.52%
264    5/25/2028       599,283.69      24,269.31   6.67080   6.7352     48.60%
265    6/25/2028       580,855.64      23,560.86   6.66950   6.7339     48.67%
266    7/25/2028       562,955.14      22,872.27   6.66730   6.7317     48.75%
267    8/25/2028       545,567.60      22,202.56   6.66610   6.7305     48.84%
268    9/25/2028       528,678.62      21,550.78   6.66440   6.7288     48.92%
269   10/25/2028       512,274.14      20,918.07   6.66230   6.7258     49.00%
270   11/25/2028       496,341.10      20,303.43   6.66110   6.7246     49.09%
271   12/25/2028       480,866.50      19,706.06   6.65900   6.7225     49.18%
272    1/25/2029       465,837.63      19,125.53   6.65780   6.7214     49.27%
273    2/25/2029       451,242.13      18,560.93   6.65620   6.7193     49.36%
274    3/25/2029       437,067.76      18,011.39   6.65330   6.7177     49.45%
275    4/25/2029       423,302.58      17,478.28   6.65310   6.7175     49.55%
276    5/25/2029       409,935.63      16,960.35   6.65110   6.7154     49.65%
277    6/25/2029       396,955.86      16,457.04   6.65000   6.7143     49.75%
278    7/25/2029       384,352.51      15,967.96   6.64800   6.7123     49.85%
279    8/25/2029       372,115.10      15,492.46   6.64690   6.7112     49.96%
280    9/25/2029       360,233.31      15,029.90   6.64530   6.7096     50.07%
281   10/25/2029       348,697.08      14,580.85   6.64340   6.7067     50.18%
282   11/25/2029       337,496.98      14,144.70   6.64230   6.7056     50.29%
283   12/25/2029       326,623.68      13,720.91   6.64030   6.7036     50.41%
284    1/25/2030       316,068.05      13,309.17   6.63920   6.7025     50.53%
285    2/25/2030       305,821.23      12,908.86   6.63770   6.7006     50.65%
286    3/25/2030       295,874.45      12,519.39   6.63490   6.6990     50.78%
287    4/25/2030       286,219.14      12,141.58   6.63480   6.6989     50.90%
288    5/25/2030       276,847.41      11,774.61   6.63290   6.6969     51.04%
289    6/25/2030       267,751.36      11,418.11   6.63180   6.6958     51.17%
290    7/25/2030       258,923.25      11,071.76   6.62990   6.6938     51.31%
291    8/25/2030       250,355.57      10,735.16   6.62880   6.6927     51.46%
292    9/25/2030       242,040.94      10,407.84   6.62730   6.6912     51.60%
293   10/25/2030       233,972.13      10,090.13   6.62540   6.6883     51.75%
294   11/25/2030       226,142.37       9,781.63   6.62430   6.6872     51.91%
295   12/25/2030       218,544.97       9,481.96   6.62240   6.6852     52.06%
296    1/25/2031       211,173.41       9,190.89   6.62130   6.6841     52.23%
297    2/25/2031       204,021.31       8,908.02   6.61980   6.6821     52.39%
298    3/25/2031       197,082.40       8,632.90   6.61700   6.6805     52.56%
299    4/25/2031       190,350.55       8,366.07   6.61680   6.6804     52.74%
300    5/25/2031       183,820.10       8,106.99   6.61490   6.6783     52.92%
301    6/25/2031       177,485.37       7,855.37   6.61380   6.6772     53.11%
302    7/25/2031       171,340.83       7,611.00   6.61180   6.6751     53.30%
303    8/25/2031       165,381.11       7,373.60   6.61070   6.6740     53.50%
304    9/25/2031       159,600.91       7,142.83   6.60910   6.6723     53.71%
305   10/25/2031       153,995.06       6,918.90   6.60710   6.6698     53.92%
306   11/25/2031       148,558.72       6,701.54   6.60600   6.6686     54.13%
307   12/25/2031       143,287.09       6,490.47   6.60390   6.6665     54.36%
308    1/25/2032       138,175.50       6,285.54   6.60280   6.6653     54.59%
309    2/25/2032       133,219.40       6,086.47   6.60110   6.6632     54.83%
310    3/25/2032       128,414.31       5,892.94   6.59870   6.6614     55.07%
311    4/25/2032       123,755.82       5,705.28   6.59790   6.6606     55.32%
312    5/25/2032       119,239.89       5,523.14   6.59580   6.6584     55.58%
313    6/25/2032       114,862.45       5,346.32   6.59460   6.6571     55.85%
314    7/25/2032       110,619.57       5,174.68   6.59250   6.6549     56.13%
315    8/25/2032       106,507.38       5,007.99   6.59120   6.6535     56.42%
316    9/25/2032       102,522.10       4,846.01   6.58940   6.6517     56.72%
317   10/25/2032        98,660.04       4,688.90   6.58720   6.6486     57.03%
318   11/25/2032        94,917.72       4,536.48   6.58590   6.6471     57.35%
319   12/25/2032        91,291.75       4,388.54   6.58370   6.6448     57.69%
320    1/25/2033        87,778.76       4,244.96   6.58230   6.6433     58.03%
321    2/25/2033        84,375.52       4,105.56   6.58040   6.6409     58.39%
322    3/25/2033        81,078.82       3,970.09   6.57730   6.6389     58.76%
323    4/25/2033        77,885.51       3,838.79   6.57680   6.6382     59.15%
324    5/25/2033        74,792.71       3,711.42   6.57440   6.6358     59.55%
325    6/25/2033        71,797.52       3,587.84   6.57290   6.6341     59.97%
326    7/25/2033        68,897.12       3,467.93   6.57050   6.6316     60.40%
327    8/25/2033        66,088.76       3,351.55   6.56890   6.6298     60.86%
328    9/25/2033        63,369.76       3,238.50   6.56680   6.6276     61.33%
329   10/25/2033        60,737.45       3,128.91   6.56430   6.6242     61.82%
330   11/25/2033        58,189.37       3,022.65   6.56260   6.6223     62.33%
331   12/25/2033        55,723.09       2,919.57   6.56000   6.6196     62.87%
332    1/25/2034        53,336.23       2,819.59   6.55830   6.6177     63.44%
333    2/25/2034        51,026.47       2,722.58   6.55600   6.6149     64.03%
334    3/25/2034        48,791.53       2,628.35   6.55250   6.6124     64.64%
335    4/25/2034        46,629.16       2,537.06   6.55160   6.6113     65.29%
336    5/25/2034        44,537.31       2,448.58   6.54880   6.6083     65.97%
337    6/25/2034        42,513.91       2,362.77   6.54680   6.6062     66.69%
338    7/25/2034        40,556.96       2,279.57   6.54400   6.6031     67.45%
339    8/25/2034        38,664.50       2,198.87   6.54190   6.6008     68.24%
340    9/25/2034        36,834.62       2,120.52   6.53930   6.5981     69.08%
341   10/25/2034        35,065.42       2,044.62   6.53630   6.5941     69.97%
342   11/25/2034        33,355.15       1,971.08   6.53410   6.5916     70.91%
343   12/25/2034        31,702.09       1,899.80   6.53090   6.5883     71.91%
344    1/25/2035        30,104.53       1,830.70   6.52860   6.5857     72.97%
345    2/25/2035        28,560.83       1,763.72   6.52570   6.5823     74.10%
346    3/25/2035        27,069.38       1,698.68   6.52170   6.5791     75.30%
347    4/25/2035        25,628.57       1,635.72   6.52010   6.5773     76.59%
348    5/25/2035        24,236.94       1,574.75   6.51670   6.5736     77.97%
349    6/25/2035        22,893.02       1,515.67   6.51400   6.5707     79.45%
350    7/25/2035        21,595.40       1,458.43   6.51050   6.5669     81.04%
351    8/25/2035        20,342.68       1,402.97   6.50770   6.5639     82.76%
352    9/25/2035        19,133.52       1,349.14   6.50440   6.5603     84.61%
353   10/25/2035        17,966.55       1,296.74   6.50060   6.5558     86.61%
354   11/25/2035        16,840.85       1,246.30   6.49760   6.5525     88.81%
355   12/25/2035        15,754.89        1190.86   6.49360   6.5483     90.70%
356    1/25/2036        14,714.07        1127.46   6.49050   6.5449     91.95%
357    2/25/2036        13,726.75         6902.7   6.48670   6.5405    603.44%
358    3/25/2036          6954.83       4,817.20    6.4822   6.5365    831.17%
359    4/25/2036          2200.36       1,104.30    6.4792   6.5335    602.25%
360    5/25/2036          1116.08         793.00    6.4749   6.5292    852.63%
361    6/25/2036           333.41         317.58    6.4714   6.5258   1143.03%
362    7/25/2036            18.71          18.84    6.4672   6.5216   1208.34%

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not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

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Asset Backed Certificates
IXIS 2006-HE2

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

--------------------------------------------------------------------------------
                                  FORWARD + 150
--------------------------------------------------------------------------------
Per      Date         Coll_Bal      XS_Interest    1mLIBOR  6mLIBOR   XS as %
--------------------------------------------------------------------------------

  1    6/25/2006   999,999,999.92     756,007.35   5.14000   5.2400      0.91%  *Prefund
  2    7/25/2006   978,674,938.03     944,237.46   6.64230   6.7941      1.16%  *Prefund
  3    8/25/2006   956,336,362.79   1,300,804.43   6.71360   6.8111      1.63%  *Prefund
  4    9/25/2006   933,005,346.03   1,691,686.63   6.77910   6.8169      2.18%
  5   10/25/2006   908,702,334.40   1,646,722.84   6.73160   6.8112      2.17%
  6   11/25/2006   884,961,447.59   1,568,291.59   6.76060   6.8072      2.13%
  7   12/25/2006   861,767,050.03   1,528,230.84   6.78550   6.7941      2.13%
  8    1/25/2007   839,104,240.24   1,455,463.17   6.74210   6.7761      2.08%
  9    2/25/2007   816,959,193.29   1,400,737.87   6.74740   6.7630      2.06%
 10    3/25/2007   795,318,466.20   1,425,186.84   6.75120   6.7476      2.15%
 11    4/25/2007   774,169,036.50   1,301,004.91   6.70750   6.7323      2.02%
 12    5/25/2007   753,501,459.79   1,282,598.79   6.68570   6.7213      2.04%
 13    6/25/2007   733,304,441.29   1,207,663.00   6.67840   6.7141      1.98%
 14    7/25/2007   713,591,686.03   1,194,791.09   6.66780   6.7075      2.01%
 15    8/25/2007   694,389,062.04   1,122,623.85   6.65920   6.7043      1.94%
 16    9/25/2007   675,693,297.98   1,081,532.46   6.65140   6.7032      1.92%
 17   10/25/2007   657,496,781.95   1,074,995.46   6.64450   6.7037      1.96%
 18   11/25/2007   639,789,192.79   1,002,735.40   6.64130   6.7077      1.88%
 19   12/25/2007   622,557,882.03     996,957.24   6.64170   6.7129      1.92%
 20    1/25/2008   605,790,122.26     928,457.11   6.64690   6.7203      1.84%
 21    2/25/2008   589,476,947.97   1,025,182.42   6.65290   6.7278      2.09%
 22    3/25/2008   573,603,404.92   1,467,174.43   6.65840   6.7365      3.07%
 23    4/25/2008   558,210,919.52   1,276,344.03   6.66600   6.7460      2.74%
 24    5/25/2008   543,238,482.29   1,348,338.99   6.67370   6.7548      2.98%
 25    6/25/2008   528,671,436.69   1,242,074.12   6.68320   6.7649      2.82%
 26    7/25/2008   514,498,775.66   1,299,201.30   6.69280   6.7753      3.03%
 27    8/25/2008   500,707,273.81   1,273,282.26   6.70260   6.7878      3.05%
 28    9/25/2008   487,285,417.44   1,458,616.11   6.71130   6.8008      3.59%
 29   10/25/2008   474,241,048.30   1,549,327.87   6.71950   6.8121      3.92%
 30   11/25/2008   461,548,650.63   1,449,686.59   6.73150   6.8249      3.77%
 31   12/25/2008   449,197,167.36   1,499,369.43   6.74660   6.8364      4.01%
 32    1/25/2009   437,177,434.10   1,383,678.34   6.76420   6.8479      3.80%
 33    2/25/2009   425,479,503.34   1,430,614.62   6.77800   6.8578      4.03%
 34    3/25/2009   414,094,442.49   1,790,339.06   6.78550   6.8678      5.19%
 35    4/25/2009   403,028,103.90   1,573,798.47   6.79250   6.8785      4.69%
 36    5/25/2009   392,260,207.03   1,620,431.14   6.80000   6.8883      4.96%
 37    6/25/2009   381,781,049.42   6,399,376.01   6.81140   6.8994     20.11%
 38    7/25/2009   371,582,893.87   1,905,062.54   6.82390   6.9106      6.15%
 39    8/25/2009   361,657,210.51   1,818,669.52   6.83540   6.9234      6.03%
 40    9/25/2009   351,996,567.87   1,797,755.79   6.84420   6.9359      6.13%
 41   10/25/2009   342,596,010.01   1,822,565.45   6.85170   6.9458      6.38%
 42   11/25/2009   333,446,926.72   1,714,104.54   6.86370   6.9563      6.17%
 43   12/25/2009   324,542,245.12   1,726,531.09   6.87930   6.9650      6.38%
 44    1/25/2010   315,875,431.31   1,620,215.49   6.89680   6.9738      6.16%
 45    2/25/2010   307,440,001.92   1,581,576.17   6.90790   6.9819      6.17%
 46    3/25/2010   299,229,730.81   1,720,698.16   6.91000   6.9917      6.90%
 47    4/25/2010   291,239,785.35   1,519,163.32   6.91100   7.0044      6.26%
 48    5/25/2010   283,463,365.22   1,531,461.94   6.91580   7.0180      6.48%
 49    6/25/2010   275,894,564.90   1,437,309.96   6.92890   7.0337      6.25%
 50    7/25/2010   268,527,841.02   1,445,661.96   6.94620   7.0482      6.46%
 51    8/25/2010   261,357,732.70   1,360,051.84   6.96370   7.0620      6.24%
 52    9/25/2010   254,378,956.09   1,328,836.14   6.97960   7.0736      6.27%
 53   10/25/2010   247,586,994.76   1,339,118.90   6.99330   7.0816      6.49%
 54   11/25/2010   240,976,339.08   1,237,621.52   7.00610   7.0894      6.16%
 55   12/25/2010   234,542,094.35   1,249,161.00   7.01610   7.0941      6.39%
 56    1/25/2011   228,278,765.96   1,169,099.40   7.02500   7.0978      6.15%
 57    2/25/2011   222,181,857.68   1,138,210.27   7.03130   7.0990      6.15%
 58    3/25/2011   216,230,094.63   1,238,733.69   7.03380   7.0995      6.87%
 59    4/25/2011   210,436,405.96   1,079,482.33   7.03660   7.1004      6.16%
 60    5/25/2011   204,796,340.42   1,091,211.40   7.03570   7.0994      6.39%
 61    6/25/2011   199,305,820.76   1,021,925.15   7.03530   7.0993      6.15%
 62    7/25/2011   193,962,129.97   1,033,155.20   7.03410   7.0984      6.39%
 63    8/25/2011   188,761,381.51     967,415.81   7.03390   7.0987      6.15%
 64    9/25/2011   183,699,702.99     941,310.33   7.03330   7.0986      6.15%
 65   10/25/2011   178,773,399.74     951,265.51   7.03260   7.0980      6.39%
 66   11/25/2011   173,978,832.61     890,879.77   7.03280   7.0989      6.14%
 67   12/25/2011   169,312,484.11     900,519.68   7.03250   7.0992      6.38%
 68    1/25/2012   164,770,922.53     843,527.49   7.03320   7.1007      6.14%
 69    2/25/2012   160,350,847.74     820,699.55   7.03370   7.1016      6.14%
 70    3/25/2012   156,048,985.32     861,032.71   7.03370   7.1034      6.62%
 71    4/25/2012   151,862,197.21     777,122.61   7.03570   7.1065      6.14%
 72    5/25/2012   147,787,385.86     785,472.02   7.03680   7.1086      6.38%
 73    6/25/2012   143,821,557.47     735,325.10   7.03910   7.1121      6.14%
 74    7/25/2012   139,961,795.29     743,138.19   7.04090   7.1152      6.37%
 75    8/25/2012   136,205,265.44     695,882.96   7.04410   7.1197      6.13%
 76    9/25/2012   132,549,244.61     579,359.01   7.04730   7.1243      5.25%
 77   10/25/2012   128,991,090.60     554,168.16   7.05050   7.1280      5.16%
 78   11/25/2012   125,528,116.75     514,833.45   7.05510   7.1341      4.92%
 79   12/25/2012   122,157,776.38     525,904.46   7.05940   7.1400      5.17%
 80    1/25/2013   118,877,589.08     488,555.26   7.06510   7.1473      4.93%
 81    2/25/2013   115,685,146.38     476,420.60   7.07110   7.1541      4.94%
 82    3/25/2013   112,578,163.05     532,734.46   7.07610   7.1618      5.68%
 83    4/25/2013   109,554,421.03     453,779.57   7.08430   7.1705      4.97%
 84    5/25/2013   106,611,586.00     463,234.73   7.09150   7.1778      5.21%
 85    6/25/2013   103,747,485.11     430,603.66   7.09960   7.1858      4.98%
 86    7/25/2013   100,960,008.73     439,479.85   7.10680   7.1928      5.22%
 87    8/25/2013    98,247,108.50     386,586.52   7.11470   7.2006      4.72%
 88    9/25/2013    95,606,861.83     378,342.45   7.12220   7.2079      4.75%
 89   10/25/2013    93,037,390.88     388,188.84   7.12900   7.2134      5.01%
 90   11/25/2013    90,536,680.43     359,913.60   7.13650   7.2208      4.77%
 91   12/25/2013    88,102,883.25     368,982.39   7.14310   7.2271      5.03%
 92    1/25/2014    85,734,205.70     342,204.69   7.15040   7.2342      4.79%
 93    2/25/2014    83,428,907.30     334,111.36   7.15720   7.2402      4.81%
 94    3/25/2014    81,185,346.52     376,561.68   7.16220   7.2465      5.57%
 95    4/25/2014    79,001,919.59     319,078.97   7.16970   7.2537      4.85%
 96    5/25/2014    76,876,931.02     326,912.33   7.17540   7.2592      5.10%
 97    6/25/2014    74,808,810.62     303,694.82   7.18190   7.2653      4.87%
 98    7/25/2014    72,796,034.85     311,039.00   7.18730   7.2703      5.13%
 99    8/25/2014    70,837,124.20     289,471.40   7.19340   7.2760      4.90%
100    9/25/2014    68,930,681.03     283,320.34   7.19900   7.2811      4.93%
101   10/25/2014    67,075,339.30     290,173.91   7.20380   7.2844      5.19%
102   11/25/2014    65,269,661.44     270,124.85   7.20920   7.2894      4.97%
103   12/25/2014    63,512,314.98     276,406.76   7.21360   7.2932      5.22%
104    1/25/2015    61,802,005.53     257,319.72   7.21860   7.2977      5.00%
105    2/25/2015    60,137,476.16     251,343.59   7.22300   7.3010      5.02%
106    3/25/2015    58,517,528.95     280,757.65   7.22560   7.3046      5.76%
107    4/25/2015    56,940,993.49     240,102.22   7.23060   7.3090      5.06%
108    5/25/2015    55,406,668.43     245,433.95   7.23370   7.3115      5.32%
109    6/25/2015    53,913,421.65     228,975.09   7.23750   7.3145      5.10%
110    7/25/2015    52,460,153.90     233,973.42   7.24000   7.3163      5.35%
111    8/25/2015    51,045,796.65     218,589.88   7.24320   7.3187      5.14%
112    9/25/2015    49,669,326.21     213,836.37   7.24560   7.3204      5.17%
113   10/25/2015    48,329,741.76     218,405.66   7.24720   7.3207      5.42%
114   11/25/2015    47,026,015.64     204,229.73   7.24940   7.3220      5.21%
115   12/25/2015    45,757,203.19     208,479.05   7.25040   7.3221      5.47%
116    1/25/2016    44,522,370.69     195,134.75   7.25190   7.3228      5.26%
117    2/25/2016    43,320,610.31     190,809.05   7.25260   7.3224      5.29%
118    3/25/2016    42,151,042.36     202,763.40   7.25200   7.3223      5.77%
119    4/25/2016    41,012,830.32     182,535.53   7.25280   7.3231      5.34%
120    5/25/2016    39,905,112.05     186,140.10   7.25200   7.3227      5.60%
121    6/25/2016    38,827,072.42     174,695.38   7.25220   7.3233      5.40%
122    7/25/2016    37,777,918.68     177,960.18   7.25170   7.3232      5.65%
123    8/25/2016    36,756,877.46     167,110.59   7.25220   7.3242      5.46%
124    9/25/2016    35,763,199.22     163,494.59   7.25240   7.3250      5.49%
125   10/25/2016    34,796,155.54     166,401.89   7.25240   7.3245      5.74%
126   11/25/2016    33,855,031.26     156,478.54   7.25350   7.3261      5.55%
127   12/25/2016    32,939,134.18     159,166.51   7.25380   7.3270      5.80%
128    1/25/2017    32,047,790.23     149,824.28   7.25530   7.3290      5.61%
129    2/25/2017    31,180,343.65     146,648.38   7.25650   7.3303      5.64%
130    3/25/2017    30,336,159.77     160,079.50   7.25650   7.3324      6.33%
131    4/25/2017    29,514,622.29     140,578.59   7.25950   7.3361      5.72%
132    5/25/2017    28,715,119.24     142,763.74   7.26090   7.3381      5.97%
133    6/25/2017    27,937,060.82     134,735.58   7.26350   7.3414      5.79%
134    7/25/2017    27,179,873.71     136,738.96   7.26530   7.3440      6.04%
135    8/25/2017    26,443,000.19     129,251.07   7.26840   7.3478      5.87%
136    9/25/2017    25,725,907.01     126,749.14   7.27130   7.3515      5.91%
137   10/25/2017    25,028,076.31     128,523.97   7.27400   7.3539      6.16%
138   11/25/2017    24,348,975.05     121,649.03   7.27780   7.3586      6.00%
139   12/25/2017    23,688,101.53     123,245.27   7.28100   7.3626      6.24%
140    1/25/2018    23,044,967.81     116,780.05   7.28550   7.3679      6.08%
141    2/25/2018    22,419,099.89     114,512.84   7.28980   7.3723      6.13%
142    3/25/2018    21,810,047.79     123,390.59   7.29280   7.3773      6.79%
143    4/25/2018    21,217,374.31     110,230.60   7.29890   7.3836      6.23%
144    5/25/2018    20,640,621.06     111,475.22   7.30360   7.3880      6.48%
145    6/25/2018    20,079,360.20     105,961.25   7.30910   7.3933      6.33%
146    7/25/2018    19,533,176.63     107,082.85   7.31350   7.3974      6.58%
147    8/25/2018    19,001,667.05     101,996.33   7.31870   7.4023      6.44%
148    9/25/2018    18,484,451.49     100,241.49   7.32330   7.4067      6.51%
149   10/25/2018    17,981,159.06     101,223.73   7.32730   7.4093      6.76%
150   11/25/2018    17,491,395.63      96,562.19   7.33200   7.4137      6.62%
151   12/25/2018    17,014,797.81      97,414.21   7.33570   7.4170      6.87%
152    1/25/2019    16,551,012.65      93,056.82   7.34010   7.4210      6.75%
153    2/25/2019    16,099,697.48      91,423.84   7.34390   7.4239      6.81%
154    3/25/2019    15,660,526.50      96,912.21   7.34600   7.4272      7.43%
155    4/25/2019    15,233,181.60      88,340.77   7.35070   7.4315      6.96%
156    5/25/2019    14,817,333.84      88,957.95   7.35340   7.4339      7.20%
157    6/25/2019    14,412,674.30      85,306.57   7.35700   7.4369      7.10%
158    7/25/2019    14,018,903.22      85,833.01   7.35930   7.4388      7.35%
159    8/25/2019    13,635,729.23      82,469.86   7.36240   7.4415      7.26%
160    9/25/2019    13,262,874.42      81,168.27   7.36490   7.4434      7.34%
161   10/25/2019    12,900,067.21      81,581.48   7.36670   7.4441      7.59%
162   11/25/2019    12,547,029.44      78,553.66   7.36910   7.4461      7.51%
163   12/25/2019    12,203,499.13      78,890.46   7.37040   7.4468      7.76%
164    1/25/2020    11,869,221.58      76,090.38   7.37250   7.4482      7.69%
165    2/25/2020    11,543,949.24      74,921.63   7.37380   7.4485      7.79%
166    3/25/2020    11,227,443.04      76,539.66   7.37390   7.4489      8.18%
167    4/25/2020    10,919,469.47      72,688.43   7.37560   7.4500      7.99%
168    5/25/2020    10,619,797.63      72,845.30   7.37570   7.4494      8.23%
169    6/25/2020    10,328,205.00      70,556.70   7.37650   7.4495      8.20%
170    7/25/2020    10,044,475.30      70,646.64   7.37610   7.4483      8.44%
171    8/25/2020     9,768,398.07      68,542.49   7.37630   7.4478      8.42%
172    9/25/2020     9,499,768.34      67,570.69   7.37580   7.4465      8.54%
173   10/25/2020     9,238,385.77      67,562.68   7.37450   7.4435      8.78%
174   11/25/2020     8,984,057.06      65,717.29   7.37380   7.4420      8.78%
175   12/25/2020     8,736,593.64      65,653.69   7.37190   7.4392      9.02%
176    1/25/2021     8,493,175.84      63,967.15   7.37070   7.4372      9.04%
177    2/25/2021     7,845,628.56      62,241.86   7.36860   7.4339      9.52%
178    3/25/2021     7,598,150.21      63,059.33   7.36480   7.4309      9.96%
179    4/25/2021     7,357,567.86      60,505.53   7.36360   7.4295      9.87%
180    5/25/2021     7,123,739.76      60,161.49   7.36010   7.4260     10.13%
181    6/25/2021     6,925,541.91      58,968.48   7.35760   7.4235     10.22%
182    7/25/2021     6,732,772.69      58,643.09   7.35420   7.4201     10.45%
183    8/25/2021     6,545,266.71      57,561.03   7.35170   7.4176     10.55%
184    9/25/2021     6,362,872.19      56,856.40   7.34880   7.4147     10.72%
185   10/25/2021     6,185,448.21      56,457.80   7.34540   7.4105     10.95%
186   11/25/2021     6,012,865.59      55,563.23   7.34310   7.4082     11.09%
187   12/25/2021     5,844,994.26      55,132.22   7.33980   7.4050     11.32%
188    1/25/2022     5,681,707.18      54,348.10   7.33760   7.4027     11.48%
189    2/25/2022     5,522,880.59      53,751.91   7.33480   7.3995     11.68%
190    3/25/2022     5,368,391.10      53,393.38   7.33080   7.3968     11.94%
191    4/25/2022     5,218,118.70      52,595.07   7.32970   7.3957     12.10%
192    5/25/2022     5,071,954.71     122,285.21   7.32660   7.3926     28.93%
193    6/25/2022     4,929,788.45     189,337.10   7.32450   7.3905     46.09%
194    7/25/2022     4,791,512.08     184,109.25   7.32140   7.3875     46.11%
195    8/25/2022     4,657,020.41     179,016.92   7.31940   7.3855     46.13%
196    9/25/2022     4,526,209.21     174,051.68   7.31680   7.3829     46.15%
197   10/25/2022     4,398,976.99     169,234.43   7.31390   7.3791     46.17%
198   11/25/2022     4,275,230.22     164,552.11   7.31190   7.3772     46.19%
199   12/25/2022     4,154,875.05     159,997.73   7.30900   7.3743     46.21%
200    1/25/2023     4,037,819.84     155,567.99   7.30710   7.3723     46.23%
201    2/25/2023     3,923,975.33     151,252.42   7.30470   7.3695     46.25%
202    3/25/2023     3,813,252.68     147,043.57   7.30100   7.3671     46.27%
203    4/25/2023     3,705,565.46     142,963.49   7.30020   7.3663     46.30%
204    5/25/2023     3,600,835.03     138,996.85   7.29740   7.3635     46.32%
205    6/25/2023     3,498,981.57     135,138.85   7.29560   7.3617     46.35%
206    7/25/2023     3,399,927.27     131,386.35   7.29280   7.3589     46.37%
207    8/25/2023     3,303,596.30     127,732.15   7.29110   7.3571     46.40%
208    9/25/2023     3,209,913.59     124,170.55   7.28880   7.3548     46.42%
209   10/25/2023     3,118,806.04     120,714.02   7.28610   7.3517     46.45%
210   11/25/2023     3,030,206.05     117,354.21   7.28440   7.3499     46.47%
211   12/25/2023     2,944,045.92     114,086.38   7.28170   7.3472     46.50%
212    1/25/2024     2,860,259.56     110,908.21   7.28000   7.3455     46.53%
213    2/25/2024     2,778,782.63     107,812.90   7.27780   7.3428     46.56%
214    3/25/2024     2,699,551.17     104,795.33   7.27470   7.3406     46.58%
215    4/25/2024     2,622,502.93     101,868.79   7.27360   7.3394     46.61%
216    5/25/2024     2,547,581.02      99,023.78   7.27100   7.3367     46.64%
217    6/25/2024     2,474,727.90      96,256.90   7.26930   7.3350     46.68%
218    7/25/2024     2,403,887.49      93,565.92   7.26670   7.3324     46.71%
219    8/25/2024     2,335,005.12      90,945.90   7.26500   7.3307     46.74%
220    9/25/2024     2,268,026.67      88,392.70   7.26290   7.3285     46.77%
221   10/25/2024     2,202,899.42      85,914.70   7.26030   7.3249     46.80%
222   11/25/2024     2,139,574.66      83,506.23   7.25860   7.3232     46.84%
223   12/25/2024     2,078,003.63      81,163.92   7.25610   7.3206     46.87%
224    1/25/2025     2,018,138.69      78,886.08   7.25440   7.3189     46.91%
225    2/25/2025     1,959,933.47      76,667.98   7.25220   7.3162     46.94%
226    3/25/2025     1,903,341.83      74,505.83   7.24880   7.3140     46.97%
227    4/25/2025     1,848,318.83      72,409.11   7.24810   7.3132     47.01%
228    5/25/2025     1,794,823.61      70,370.94   7.24550   7.3105     47.05%
229    6/25/2025     1,742,814.72      68,388.93   7.24380   7.3087     47.09%
230    7/25/2025     1,692,251.73      66,461.50   7.24120   7.3060     47.13%
231    8/25/2025     1,643,095.27      64,585.22   7.23940   7.3042     47.17%
232    9/25/2025     1,595,306.30      62,757.09   7.23720   7.3019     47.21%
233   10/25/2025     1,548,846.81      60,982.76   7.23460   7.2983     47.25%
234   11/25/2025     1,503,681.74      59,258.43   7.23280   7.2964     47.29%
235   12/25/2025     1,459,775.96      57,559.74   7.23010   7.2936     47.32%
236    1/25/2026     1,417,117.10      55,928.71   7.22830   7.2917     47.36%
237    2/25/2026     1,375,650.63      54,317.23   7.22600   7.2889     47.38%
238    3/25/2026     1,335,366.69      52,768.70   7.22240   7.2865     47.42%
239    4/25/2026     1,296,210.15      51,268.85   7.22150   7.2856     47.46%
240    5/25/2026     1,258,150.07      49,801.21   7.21870   7.2828     47.50%
241    6/25/2026     1,221,166.54      48,385.28   7.21680   7.2810     47.55%
242    7/25/2026     1,185,219.17      47,008.53   7.21410   7.2782     47.59%
243    8/25/2026     1,150,279.64      45,668.56   7.21230   7.2765     47.64%
244    9/25/2026     1,116,319.86      44,363.92   7.21000   7.2742     47.69%
245   10/25/2026     1,083,311.73      43,097.80   7.20740   7.2708     47.74%
246   11/25/2026     1,051,230.12      41,867.50   7.20570   7.2691     47.79%
247   12/25/2026     1,020,049.81      40,671.30   7.20310   7.2665     47.85%
248    1/25/2027       989,746.14      39,508.34   7.20140   7.2649     47.90%
249    2/25/2027       960,295.11      38,376.38   7.19930   7.2624     47.96%
250    3/25/2027       931,672.85      37,273.55   7.19600   7.2603     48.01%
251    4/25/2027       903,856.08      36,203.97   7.19540   7.2597     48.07%
252    5/25/2027       876,823.67      35,164.51   7.19300   7.2573     48.13%
253    6/25/2027       850,554.20      34,153.97   7.19140   7.2558     48.19%
254    7/25/2027       825,026.74      33,171.52   7.18900   7.2534     48.25%
255    8/25/2027       800,220.93      32,215.65   7.18760   7.2519     48.31%
256    9/25/2027       776,116.63      31,284.97   7.18560   7.2500     48.37%
257   10/25/2027       752,694.20      30,381.52   7.18330   7.2473     48.44%
258   11/25/2027       729,935.45      29,503.68   7.18190   7.2459     48.50%
259   12/25/2027       707,822.22      28,650.29   7.17960   7.2436     48.57%
260    1/25/2028       686,336.77      27,820.74   7.17820   7.2422     48.64%
261    2/25/2028       665,461.82      27,013.63   7.17640   7.2400     48.71%
262    3/25/2028       645,180.25      26,227.71   7.17380   7.2382     48.78%
263    4/25/2028       625,475.37      25,465.20   7.17290   7.2374     48.86%
264    5/25/2028       606,331.88      24,724.26   7.17080   7.2352     48.93%
265    6/25/2028       587,734.34      24,004.05   7.16950   7.2339     49.01%
266    7/25/2028       569,667.72      23,303.99   7.16730   7.2317     49.09%
267    8/25/2028       552,117.36      22,623.09   7.16610   7.2305     49.17%
268    9/25/2028       535,068.80      21,960.36   7.16440   7.2288     49.25%
269   10/25/2028       518,507.95      21,317.00   7.16230   7.2258     49.33%
270   11/25/2028       502,421.68      20,691.96   7.16110   7.2246     49.42%
271   12/25/2028       486,796.93      20,084.46   7.15900   7.2225     49.51%
272    1/25/2029       471,620.94      19,494.04   7.15780   7.2214     49.60%
273    2/25/2029       456,881.31      18,919.77   7.15620   7.2193     49.69%
274    3/25/2029       442,565.73      18,360.79   7.15330   7.2177     49.78%
275    4/25/2029       428,662.22      17,818.49   7.15310   7.2175     49.88%
276    5/25/2029       415,159.77      17,291.59   7.15110   7.2154     49.98%
277    6/25/2029       402,047.27      16,779.55   7.15000   7.2143     50.08%
278    7/25/2029       389,313.92      16,281.93   7.14800   7.2123     50.19%
279    8/25/2029       376,949.20      15,798.11   7.14690   7.2112     50.29%
280    9/25/2029       364,942.73      15,327.42   7.14530   7.2096     50.40%
281   10/25/2029       353,284.40      14,870.44   7.14340   7.2067     50.51%
282   11/25/2029       341,964.75      14,426.57   7.14230   7.2056     50.62%
283   12/25/2029       330,974.38      13,995.25   7.14030   7.2036     50.74%
284    1/25/2030       320,304.15      13,576.15   7.13920   7.2025     50.86%
285    2/25/2030       309,945.12      13,168.67   7.13770   7.2006     50.98%
286    3/25/2030       299,888.50      12,772.19   7.13490   7.1990     51.11%
287    4/25/2030       290,125.67      12,387.55   7.13480   7.1989     51.24%
288    5/25/2030       280,648.71      12,013.93   7.13290   7.1969     51.37%
289    6/25/2030       271,449.65      11,650.94   7.13180   7.1958     51.51%
290    7/25/2030       262,520.73      11,298.26   7.12990   7.1938     51.65%
291    8/25/2030       253,854.41      10,955.49   7.12880   7.1927     51.79%
292    9/25/2030       245,443.23      10,622.13   7.12730   7.1912     51.93%
293   10/25/2030       237,279.96      10,298.54   7.12540   7.1883     52.08%
294   11/25/2030       229,357.79       9,984.31   7.12430   7.1872     52.24%
295   12/25/2030       221,669.98       9,679.06   7.12240   7.1852     52.40%
296    1/25/2031       214,209.96       9,382.54   7.12130   7.1841     52.56%
297    2/25/2031       206,971.34       9,094.36   7.11980   7.1821     52.73%
298    3/25/2031       199,947.80       8,814.05   7.11700   7.1805     52.90%
299    4/25/2031       193,133.18       8,542.16   7.11680   7.1804     53.08%
300    5/25/2031       186,521.77       8,278.15   7.11490   7.1783     53.26%
301    6/25/2031       180,107.87       8,021.73   7.11380   7.1772     53.45%
302    7/25/2031       173,885.92       7,772.68   7.11180   7.1751     53.64%
303    8/25/2031       167,850.51       7,530.71   7.11070   7.1740     53.84%
304    9/25/2031       161,996.31       7,295.48   7.10910   7.1723     54.04%
305   10/25/2031       156,318.11       7,067.20   7.10710   7.1698     54.25%
306   11/25/2031       150,811.04       6,845.61   7.10600   7.1686     54.47%
307   12/25/2031       145,470.29       6,630.42   7.10390   7.1665     54.70%
308    1/25/2032       140,291.13       6,421.46   7.10280   7.1653     54.93%
309    2/25/2032       135,269.00       6,218.47   7.10110   7.1632     55.17%
310    3/25/2032       130,399.37       6,021.11   7.09870   7.1614     55.41%
311    4/25/2032       125,677.83       5,829.72   7.09790   7.1606     55.66%
312    5/25/2032       121,100.28       5,643.95   7.09580   7.1584     55.93%
313    6/25/2032       116,662.65       5,463.59   7.09460   7.1571     56.20%
314    7/25/2032       112,360.96       5,288.49   7.09250   7.1549     56.48%
315    8/25/2032       108,191.33       5,118.44   7.09120   7.1535     56.77%
316    9/25/2032       104,149.94       4,953.17   7.08940   7.1517     57.07%
317   10/25/2032       100,233.08       4,792.86   7.08720   7.1486     57.38%
318   11/25/2032        96,437.26       4,637.33   7.08590   7.1471     57.70%
319   12/25/2032        92,759.03       4,486.35   7.08370   7.1448     58.04%
320    1/25/2033        89,195.02       4,339.82   7.08230   7.1433     58.39%
321    2/25/2033        85,741.97       4,197.53   7.08040   7.1409     58.75%
322    3/25/2033        82,396.64       4,059.24   7.07730   7.1389     59.12%
323    4/25/2033        79,155.86       3,925.21   7.07680   7.1382     59.51%
324    5/25/2033        76,016.73       3,795.18   7.07440   7.1358     59.91%
325    6/25/2033        72,976.33       3,668.99   7.07290   7.1341     60.33%
326    7/25/2033        70,031.81       3,546.55   7.07050   7.1316     60.77%
327    8/25/2033        67,180.41       3,427.70   7.06890   7.1298     61.23%
328    9/25/2033        64,419.40       3,312.25   7.06680   7.1276     61.70%
329   10/25/2033        61,746.11       3,200.32   7.06430   7.1242     62.20%
330   11/25/2033        59,158.07       3,091.78   7.06260   7.1223     62.72%
331   12/25/2033        56,652.82       2,986.48   7.06000   7.1196     63.26%
332    1/25/2034        54,227.95       2,884.34   7.05830   7.1177     63.83%
333    2/25/2034        51,881.12       2,785.22   7.05600   7.1149     64.42%
334    3/25/2034        49,610.04       2,688.93   7.05250   7.1124     65.04%
335    4/25/2034        47,412.44       2,595.65   7.05160   7.1113     65.70%
336    5/25/2034        45,286.24       2,505.22   7.04880   7.1083     66.38%
337    6/25/2034        43,229.37       2,417.52   7.04680   7.1062     67.11%
338    7/25/2034        41,239.80       2,332.48   7.04400   7.1031     67.87%
339    8/25/2034        39,315.56       2,249.98   7.04190   7.1008     68.67%
340    9/25/2034        37,454.71       2,169.88   7.03930   7.0981     69.52%
341   10/25/2034        35,655.34       2,092.28   7.03630   7.0941     70.42%
342   11/25/2034        33,915.69       2,017.09   7.03410   7.0916     71.37%
343   12/25/2034        32,234.01       1,944.19   7.03090   7.0883     72.38%
344    1/25/2035        30,608.59       1,873.53   7.02860   7.0857     73.45%
345    2/25/2035        29,037.76       1,805.01   7.02570   7.0823     74.59%
346    3/25/2035        27,519.90       1,738.49   7.02170   7.0791     75.81%
347    4/25/2035        26,053.38       1,674.09   7.02010   7.0773     77.11%
348    5/25/2035        24,636.73       1,611.71   7.01670   7.0736     78.50%
349    6/25/2035        23,268.48       1,551.26   7.01400   7.0707     80.00%
350    7/25/2035        21,947.17       1,492.69   7.01050   7.0669     81.62%
351    8/25/2035        20,671.41       1,435.93   7.00770   7.0639     83.36%
352    9/25/2035        19,439.84       1,380.84   7.00440   7.0603     85.24%
353   10/25/2035        18,251.08       1,327.21   7.00060   7.0558     87.26%
354   11/25/2035        17,104.20       1,275.59   6.99760   7.0525     89.49%
355   12/25/2035        15,997.65        1218.98   6.99360   7.0483     91.44%
356    1/25/2036        14,936.81         1153.9   6.99050   7.0449     92.70%
357    2/25/2036        13,930.60        7026.61   6.98670   7.0405    605.28%
358    3/25/2036          7041.79       4,879.55    6.9822   7.0365    831.53%
359    4/25/2036          2227.99       1,117.88    6.9792   7.0335    602.09%
360    5/25/2036          1131.09         805.05    6.9749   7.0292    854.10%
361    6/25/2036           336.89         321.18    6.9714   7.0258   1144.04%
362    7/25/2036            18.71          18.84    6.9672   7.0216   1208.34%

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Asset Backed Certificates
IXIS 2006-HE2

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

--------------------------------------------------------------------------------
                                  FORWARD + 200
--------------------------------------------------------------------------------
Per      Date         Coll_Bal      XS_Interest    1mLIBOR  6mLIBOR    XS as %
--------------------------------------------------------------------------------

  1    6/25/2006   999,999,999.92     756,007.35   5.14000   5.2400       0.91%  *Prefund
  2    7/25/2006   978,674,938.03     888,715.53   7.14230   7.2941       1.09%  *Prefund
  3    8/25/2006   956,336,362.79   1,262,851.75   7.21360   7.3111       1.58%  *Prefund
  4    9/25/2006   933,005,346.03   1,673,450.55   7.27910   7.3169       2.15%
  5   10/25/2006   908,702,334.40   1,623,773.99   7.23160   7.3112       2.14%
  6   11/25/2006   884,961,447.59   1,539,498.08   7.26060   7.3072       2.09%
  7   12/25/2006   861,767,050.03   1,495,834.87   7.28550   7.2941       2.08%
  8    1/25/2007   839,104,240.24   1,417,337.68   7.24210   7.2761       2.03%
  9    2/25/2007   816,959,193.29   1,358,052.00   7.24740   7.2630       1.99%
 10    3/25/2007   795,318,466.20   1,383,289.33   7.25120   7.2476       2.09%
 11    4/25/2007   774,169,036.50   1,251,218.21   7.20750   7.2323       1.94%
 12    5/25/2007   753,501,459.79   1,231,424.81   7.18570   7.2213       1.96%
 13    6/25/2007   733,304,441.29   1,151,999.25   7.17840   7.2141       1.89%
 14    7/25/2007   713,591,686.03   1,138,478.59   7.16780   7.2075       1.91%
 15    8/25/2007   694,389,062.04   1,062,157.86   7.15920   7.2043       1.84%
 16    9/25/2007   675,693,297.98   1,019,027.71   7.15140   7.2032       1.81%
 17   10/25/2007   657,496,781.95   1,012,752.42   7.14450   7.2037       1.85%
 18   11/25/2007   639,789,192.79     936,545.02   7.14130   7.2077       1.76%
 19   12/25/2007   622,557,882.03     930,556.58   7.14170   7.2129       1.79%
 20    1/25/2008   605,790,122.26     851,556.38   7.14690   7.2203       1.69%
 21    2/25/2008   589,476,947.97     915,884.86   7.15290   7.2278       1.86%
 22    3/25/2008   573,603,436.56   1,320,893.13   7.15840   7.2365       2.76%
 23    4/25/2008   558,210,983.50   1,091,040.15   7.16600   7.2460       2.35%
 24    5/25/2008   543,238,579.25   1,164,611.53   7.17370   7.2548       2.57%
 25    6/25/2008   528,671,567.17   1,051,846.38   7.18320   7.2649       2.39%
 26    7/25/2008   514,498,938.02   1,118,358.18   7.19280   7.2753       2.61%
 27    8/25/2008   500,707,495.88   1,091,964.51   7.20260   7.2878       2.62%
 28    9/25/2008   487,285,763.13   1,282,157.66   7.21130   7.3008       3.16%
 29   10/25/2008   474,241,518.26   1,383,147.07   7.21950   7.3121       3.50%
 30   11/25/2008   461,549,245.42   1,282,484.04   7.23150   7.3249       3.33%
 31   12/25/2008   449,197,885.35   1,341,893.06   7.24660   7.3364       3.58%
 32    1/25/2009   437,178,269.07   1,226,597.45   7.26420   7.3479       3.37%
 33    2/25/2009   425,480,697.01   1,278,210.07   7.27800   7.3578       3.60%
 34    3/25/2009   414,095,993.78   1,689,052.69   7.28550   7.3678       4.89%
 35    4/25/2009   403,032,602.94   1,465,910.20   7.29250   7.3785       4.36%
 36    5/25/2009   392,267,845.56   1,522,569.67   7.30000   7.3883       4.66%
 37    6/25/2009   381,791,861.23   6,301,257.88   7.31140   7.3994      19.81%
 38    7/25/2009   371,596,904.65   1,812,857.14   7.32390   7.4106       5.85%
 39    8/25/2009   361,674,268.38   1,749,719.25   7.33540   7.4234       5.81%
 40    9/25/2009   352,016,519.67   1,763,015.14   7.34420   7.4359       6.01%
 41   10/25/2009   342,620,062.25   1,800,825.11   7.35170   7.4458       6.31%
 42   11/25/2009   333,475,084.11   1,693,005.27   7.36370   7.4563       6.09%
 43   12/25/2009   324,574,411.21   1,712,614.84   7.37930   7.4650       6.33%
 44    1/25/2010   315,911,515.80   1,602,893.34   7.39680   7.4738       6.09%
 45    2/25/2010   307,479,809.05   1,564,636.66   7.40790   7.4819       6.11%
 46    3/25/2010   299,273,064.62   1,717,260.60   7.41000   7.4917       6.89%
 47    4/25/2010   291,286,547.98   1,504,976.85   7.41100   7.5044       6.20%
 48    5/25/2010   283,513,380.22   1,521,318.06   7.41580   7.5180       6.44%
 49    6/25/2010   275,947,659.72   1,423,999.13   7.42890   7.5337       6.19%
 50    7/25/2010   268,583,849.10   1,436,608.90   7.44620   7.5482       6.42%
 51    8/25/2010   261,416,485.53   1,348,948.97   7.46370   7.5620       6.19%
 52    9/25/2010   254,440,292.71   1,320,405.95   7.47960   7.5736       6.23%
 53   10/25/2010   247,650,882.08   1,335,688.32   7.49330   7.5816       6.47%
 54   11/25/2010   241,042,669.10   1,226,511.41   7.50610   7.5894       6.11%
 55   12/25/2010   234,610,728.71   1,241,737.16   7.51610   7.5941       6.35%
 56    1/25/2011   228,349,571.96   1,158,885.47   7.52500   7.5978       6.09%
 57    2/25/2011   222,254,732.82   1,128,318.82   7.53130   7.5990       6.09%
 58    3/25/2011   216,306,402.55   1,237,817.33   7.53380   7.5995       6.87%
 59    4/25/2011   210,516,040.63   1,070,103.89   7.53660   7.6004       6.10%
 60    5/25/2011   204,879,209.85   1,084,836.18   7.53570   7.5994       6.35%
 61    6/25/2011   199,391,834.16   1,013,029.78   7.53530   7.5993       6.10%
 62    7/25/2011   194,051,092.83   1,027,097.94   7.53410   7.5984       6.35%
 63    8/25/2011   188,853,106.87     958,970.86   7.53390   7.5987       6.09%
 64    9/25/2011   183,794,011.18     933,081.86   7.53330   7.5986       6.09%
 65   10/25/2011   178,870,118.25     945,657.32   7.53260   7.5980       6.34%
 66   11/25/2011   174,077,795.46     883,063.04   7.53280   7.5989       6.09%
 67   12/25/2011   169,413,531.52     895,186.93   7.53250   7.5992       6.34%
 68    1/25/2012   164,873,900.94     836,106.26   7.53320   7.6007       6.09%
 69    2/25/2012   160,455,609.59     813,463.30   7.53370   7.6016       6.08%
 70    3/25/2012   156,155,387.92     858,283.08   7.53370   7.6034       6.60%
 71    4/25/2012   151,970,108.96     770,341.35   7.53570   7.6065       6.08%
 72    5/25/2012   147,896,675.72     780,867.40   7.53680   7.6086       6.34%
 73    6/25/2012   143,932,099.98     728,898.06   7.53910   7.6121       6.08%
 74    7/25/2012   140,073,470.23     738,842.30   7.54090   7.6152       6.33%
 75    8/25/2012   136,317,964.79     689,829.31   7.54410   7.6197       6.07%
 76    9/25/2012   132,662,852.50     577,821.82   7.54730   7.6243       5.23%
 77   10/25/2012   129,105,494.92     550,217.40   7.55050   7.6280       5.11%
 78   11/25/2012   125,643,215.12     509,335.05   7.55510   7.6341       4.86%
 79   12/25/2012   122,273,470.95     522,254.76   7.55940   7.6400       5.13%
 80    1/25/2013   118,993,786.51     483,442.31   7.56510   7.6473       4.88%
 81    2/25/2013   115,801,757.37     471,447.70   7.57110   7.6541       4.89%
 82    3/25/2013   112,695,093.82     532,502.56   7.57610   7.6618       5.67%
 83    4/25/2013   109,671,580.29     449,159.52   7.58430   7.6705       4.91%
 84    5/25/2013   106,728,894.46     460,219.91   7.59150   7.6778       5.17%
 85    6/25/2013   103,864,868.15     426,319.25   7.59960   7.6858       4.93%
 86    7/25/2013   101,077,395.99     436,717.50   7.60680   7.6928       5.18%
 87    8/25/2013    98,364,432.93     382,540.06   7.61470   7.7006       4.67%
 88    9/25/2013    95,724,049.84     374,451.67   7.62220   7.7079       4.69%
 89   10/25/2013    93,154,371.67     385,698.19   7.62900   7.7134       4.97%
 90   11/25/2013    90,653,395.44     356,318.24   7.63650   7.7208       4.72%
 91   12/25/2013    88,219,277.75     366,714.48   7.64310   7.7271       4.99%
 92    1/25/2014    85,850,228.47     338,897.15   7.65040   7.7342       4.74%
 93    2/25/2014    83,544,509.40     330,905.47   7.65720   7.7402       4.75%
 94    3/25/2014    81,300,474.72     376,746.73   7.66220   7.7465       5.56%
 95    4/25/2014    79,116,523.15     316,138.44   7.66970   7.7537       4.80%
 96    5/25/2014    76,990,967.87     325,123.68   7.67540   7.7592       5.07%
 97    6/25/2014    74,922,241.85     301,007.43   7.68190   7.7653       4.82%
 98    7/25/2014    72,908,824.26     309,434.20   7.68730   7.7703       5.09%
 99    8/25/2014    70,949,236.82     286,990.02   7.69340   7.7760       4.85%
100    9/25/2014    69,042,079.09     280,955.93   7.69900   7.7811       4.88%
101   10/25/2014    67,185,987.11     288,810.65   7.70380   7.7844       5.16%
102   11/25/2014    65,379,530.23     267,984.03   7.70920   7.7894       4.92%
103   12/25/2014    63,621,378.39     275,223.61   7.71360   7.7932       5.19%
104    1/25/2015    61,910,239.24     255,396.79   7.71860   7.7977       4.95%
105    2/25/2015    60,244,856.60     249,507.98   7.72300   7.8010       4.97%
106    3/25/2015    58,624,031.57     281,328.30   7.72560   7.8046       5.76%
107    4/25/2015    57,046,595.48     238,466.29   7.73060   7.8090       5.02%
108    5/25/2015    55,511,351.17     244,618.81   7.73370   7.8115       5.29%
109    6/25/2015    54,017,168.40     227,530.12   7.73750   7.8145       5.05%
110    7/25/2015    52,562,949.44     233,299.29   7.74000   7.8163       5.33%
111    8/25/2015    51,147,626.49     217,312.56   7.74320   7.8187       5.10%
112    9/25/2015    49,770,175.48     212,647.02   7.74560   7.8204       5.13%
113   10/25/2015    48,429,597.06     217,928.19   7.74720   7.8207       5.40%
114   11/25/2015    47,124,866.38     203,210.57   7.74940   7.8220       5.17%
115   12/25/2015    45,855,040.04     208,130.67   7.75040   7.8221       5.45%
116    1/25/2016    44,619,185.42     194,275.71   7.75190   7.8228       5.22%
117    2/25/2016    43,416,395.48     190,026.01   7.75260   7.8224       5.25%
118    3/25/2016    42,245,791.24     203,132.62   7.75200   7.8223       5.77%
119    4/25/2016    41,106,537.24     181,902.27   7.75280   7.8231       5.31%
120    5/25/2016    39,997,772.33     186,085.47   7.75200   7.8227       5.58%
121    6/25/2016    38,918,682.22     174,204.56   7.75220   7.8233       5.37%
122    7/25/2016    37,868,474.90     178,021.13   7.75170   7.8232       5.64%
123    8/25/2016    36,846,377.73     166,761.26   7.75220   7.8242       5.43%
124    9/25/2016    35,851,641.68     163,210.25   7.75240   7.8250       5.46%
125   10/25/2016    34,883,538.91     166,614.92   7.75240   7.8245       5.73%
126   11/25/2016    33,941,355.14     156,319.11   7.75350   7.8261       5.53%
127   12/25/2016    33,024,398.73     159,475.02   7.75380   7.8270       5.79%
128    1/25/2017    32,131,996.20     149,782.67   7.75530   7.8290       5.59%
129    2/25/2017    31,263,492.24     146,663.19   7.75650   7.8303       5.63%
130    3/25/2017    30,418,252.30     161,262.64   7.75650   7.8324       6.36%
131    4/25/2017    29,595,660.55     140,702.99   7.75950   7.8361       5.71%
132    5/25/2017    28,795,105.83     143,288.65   7.76090   7.8381       5.97%
133    6/25/2017    28,015,998.94     134,964.13   7.76350   7.8414       5.78%
134    7/25/2017    27,257,767.01     137,341.85   7.76530   7.8440       6.05%
135    8/25/2017    26,519,852.49     129,571.82   7.76840   7.8478       5.86%
136    9/25/2017    25,801,721.61     127,118.32   7.77130   7.8515       5.91%
137   10/25/2017    25,102,856.87     129,234.76   7.77400   7.8539       6.18%
138   11/25/2017    24,422,726.61     122,109.36   7.77780   7.8586       6.00%
139   12/25/2017    23,760,829.60     124,026.26   7.78100   7.8626       6.26%
140    1/25/2018    23,116,678.30     117,325.07   7.78550   7.8679       6.09%
141    2/25/2018    22,489,798.64     115,094.03   7.78980   7.8723       6.14%
142    3/25/2018    21,879,739.88     124,763.23   7.79280   7.8773       6.84%
143    4/25/2018    21,286,065.16     110,893.84   7.79890   7.8836       6.25%
144    5/25/2018    20,708,317.42     112,409.94   7.80360   7.8880       6.51%
145    6/25/2018    20,146,069.29     106,701.10   7.80910   7.8933       6.36%
146    7/25/2018    19,598,905.99     108,074.12   7.81350   7.8974       6.62%
147    8/25/2018    19,066,424.06     102,801.31   7.81870   7.9023       6.47%
148    9/25/2018    18,548,242.61     101,082.08   7.82330   7.9067       6.54%
149   10/25/2018    18,043,991.16     102,293.28   7.82730   7.9093       6.80%
150   11/25/2018    17,553,276.89      97,470.20   7.83200   7.9137       6.66%
151   12/25/2018    17,075,736.70      98,536.09   7.83570   7.9170       6.92%
152    1/25/2019    16,611,017.90      94,027.80   7.84010   7.9210       6.79%
153    2/25/2019    16,158,777.65      92,422.40   7.84390   7.9239       6.86%
154    3/25/2019    15,718,689.63      98,426.22   7.84600   7.9272       7.51%
155    4/25/2019    15,290,436.03      89,399.91   7.85070   7.9315       7.02%
156    5/25/2019    14,873,688.58      90,195.35   7.85340   7.9339       7.28%
157    6/25/2019    14,468,138.60      86,422.79   7.85700   7.9369       7.17%
158    7/25/2019    14,073,486.44      87,113.56   7.85930   7.9388       7.43%
159    8/25/2019    13,689,440.64      83,636.84   7.86240   7.9415       7.33%
160    9/25/2019    13,315,722.88      82,361.63   7.86490   7.9434       7.42%
161   10/25/2019    12,952,061.77      82,922.12   7.86670   7.9441       7.68%
162   11/25/2019    12,598,179.63      79,795.73   7.86910   7.9461       7.60%
163   12/25/2019    12,253,814.58      80,268.71   7.87040   7.9468       7.86%
164    1/25/2020    11,918,711.98      77,380.00   7.87250   7.9482       7.79%
165    2/25/2020    11,592,624.21      76,233.55   7.87380   7.9485       7.89%
166    3/25/2020    11,275,312.06      78,069.59   7.87390   7.9489       8.31%
167    4/25/2020    10,966,542.11      74,044.90   7.87560   7.9500       8.10%
168    5/25/2020    10,666,083.58      74,312.06   7.87570   7.9494       8.36%
169    6/25/2020    10,373,713.95      71,955.45   7.87650   7.9495       8.32%
170    7/25/2020    10,089,216.97      72,146.29   7.87610   7.9483       8.58%
171    8/25/2020     9,812,382.11      69,981.51   7.87630   7.9478       8.56%
172    9/25/2020     9,543,004.43      69,029.01   7.87580   7.9465       8.68%
173   10/25/2020     9,280,883.59      69,108.72   7.87450   7.9435       8.94%
174   11/25/2020     9,025,826.24      67,212.91   7.87380   7.9420       8.94%
175   12/25/2020     8,777,643.73      67,228.69   7.87190   7.9392       9.19%
176    1/25/2021     8,533,516.35      65,499.65   7.87070   7.9372       9.21%
177    2/25/2021     7,885,269.03      63,970.42   7.86860   7.9339       9.74%
178    3/25/2021     7,637,100.39      64,948.27   7.86480   7.9309      10.21%
179    4/25/2021     7,395,837.38      62,283.16   7.86360   7.9295      10.11%
180    5/25/2021     7,161,337.96      62,000.92   7.86010   7.9260      10.39%
181    6/25/2021     6,962,478.03      60,779.82   7.85760   7.9235      10.48%
182    7/25/2021     6,769,055.89      60,497.43   7.85420   7.9201      10.72%
183    8/25/2021     6,580,906.18      59,393.57   7.85170   7.9176      10.83%
184    9/25/2021     6,397,877.28      58,698.14   7.84880   7.9147      11.01%
185   10/25/2021     6,219,828.13      58,333.18   7.84540   7.9105      11.25%
186   11/25/2021     6,046,629.28      57,423.01   7.84310   7.9082      11.40%
187   12/25/2021     5,878,150.54      57,020.00   7.83980   7.9050      11.64%
188    1/25/2022     5,714,264.78      56,225.22   7.83760   7.9027      11.81%
189    2/25/2022     5,554,848.26      55,638.15   7.83480   7.8995      12.02%
190    3/25/2022     5,399,777.71      55,324.59   7.83080   7.8968      12.29%
191    4/25/2022     5,248,932.98      54,496.66   7.82970   7.8957      12.46%
192    5/25/2022     5,102,205.11      94,507.42   7.82660   7.8926      22.23%
193    6/25/2022     4,959,483.32     191,984.25   7.82450   7.8905      46.45%
194    7/25/2022     4,820,659.66     186,691.95   7.82140   7.8875      46.47%
195    8/25/2022     4,685,628.95     181,536.92   7.81940   7.8855      46.49%
196    9/25/2022     4,554,286.99     176,509.80   7.81680   7.8829      46.51%
197   10/25/2022     4,426,532.18     171,632.42   7.81390   7.8791      46.53%
198   11/25/2022     4,302,270.78     166,891.47   7.81190   7.8772      46.55%
199   12/25/2022     4,181,408.84     162,279.82   7.80900   7.8743      46.57%
200    1/25/2023     4,063,854.62     157,794.45   7.80710   7.8723      46.59%
201    2/25/2023     3,949,518.85     153,424.81   7.80470   7.8695      46.62%
202    3/25/2023     3,838,312.72     149,162.53   7.80100   7.8671      46.63%
203    4/25/2023     3,730,149.68     145,030.55   7.80020   7.8663      46.66%
204    5/25/2023     3,624,950.88     141,013.29   7.79740   7.8635      46.68%
205    6/25/2023     3,522,636.40     137,105.87   7.79560   7.8617      46.71%
206    7/25/2023     3,423,128.33     133,305.33   7.79280   7.8589      46.73%
207    8/25/2023     3,326,350.83     129,604.35   7.79110   7.8571      46.76%
208    9/25/2023     3,232,228.79     125,996.68   7.78880   7.8548      46.78%
209   10/25/2023     3,140,689.03     122,495.34   7.78610   7.8517      46.80%
210   11/25/2023     3,051,663.77     119,091.83   7.78440   7.8499      46.83%
211   12/25/2023     2,965,085.23     115,781.34   7.78170   7.8472      46.86%
212    1/25/2024     2,880,887.23     112,561.67   7.78000   7.8455      46.89%
213    2/25/2024     2,799,005.37     109,426.00   7.77780   7.8428      46.91%
214    3/25/2024     2,719,375.71     106,368.63   7.77470   7.8406      46.94%
215    4/25/2024     2,641,935.86     103,403.40   7.77360   7.8394      46.97%
216    5/25/2024     2,566,628.79     100,520.65   7.77100   7.8367      47.00%
217    6/25/2024     2,493,396.88      97,716.94   7.76930   7.8350      47.03%
218    7/25/2024     2,422,183.94      94,990.12   7.76670   7.8324      47.06%
219    8/25/2024     2,352,935.27      92,335.20   7.76500   7.8307      47.09%
220    9/25/2024     2,285,596.73      89,747.65   7.76290   7.8285      47.12%
221   10/25/2024     2,220,115.46      87,236.23   7.76030   7.8249      47.15%
222   11/25/2024     2,156,442.66      84,795.17   7.75860   7.8232      47.19%
223   12/25/2024     2,094,529.46      82,421.04   7.75610   7.8206      47.22%
224    1/25/2025     2,034,328.15      80,112.26   7.75440   7.8189      47.26%
225    2/25/2025     1,975,792.30      77,864.04   7.75220   7.8162      47.29%
226    3/25/2025     1,918,875.77      75,672.19   7.74880   7.8140      47.32%
227    4/25/2025     1,863,533.49      73,546.61   7.74810   7.8132      47.36%
228    5/25/2025     1,809,724.50      71,480.30   7.74550   7.8105      47.40%
229    6/25/2025     1,757,407.24      69,470.81   7.74380   7.8087      47.44%
230    7/25/2025     1,706,541.21      67,516.63   7.74120   7.8060      47.48%
231    8/25/2025     1,657,086.99      65,614.30   7.73940   7.8042      47.52%
232    9/25/2025     1,609,005.53      63,760.55   7.73720   7.8019      47.55%
233   10/25/2025     1,562,258.68      61,961.30   7.73460   7.7983      47.59%
234   11/25/2025     1,516,811.31      60,212.65   7.73280   7.7964      47.64%
235   12/25/2025     1,472,628.20      58,490.22   7.73010   7.7936      47.66%
236    1/25/2026     1,429,696.90      56,836.09   7.72830   7.7917      47.70%
237    2/25/2026     1,387,962.85      55,202.13   7.72600   7.7889      47.73%
238    3/25/2026     1,347,416.15      53,631.45   7.72240   7.7865      47.76%
239    4/25/2026     1,308,001.56      52,110.06   7.72150   7.7856      47.81%
240    5/25/2026     1,269,688.07      50,621.42   7.71870   7.7828      47.84%
241    6/25/2026     1,232,455.67      49,184.98   7.71680   7.7810      47.89%
242    7/25/2026     1,196,263.91      47,788.28   7.71410   7.7782      47.94%
243    8/25/2026     1,161,084.42      46,428.86   7.71230   7.7765      47.98%
244    9/25/2026     1,126,889.07      45,105.10   7.71000   7.7742      48.03%
245   10/25/2026     1,093,649.68      43,820.38   7.70740   7.7708      48.08%
246   11/25/2026     1,061,341.03      42,571.94   7.70570   7.7691      48.13%
247   12/25/2026     1,029,937.83      41,358.03   7.70310   7.7665      48.19%
248    1/25/2027       999,415.36      40,177.82   7.70140   7.7649      48.24%
249    2/25/2027       969,749.58      39,029.07   7.69930   7.7624      48.30%
250    3/25/2027       940,916.56      37,909.72   7.69600   7.7603      48.35%
251    4/25/2027       912,892.96      36,824.07   7.69540   7.7597      48.41%
252    5/25/2027       885,657.58      35,768.94   7.69300   7.7573      48.46%
253    6/25/2027       859,188.90      34,743.10   7.69140   7.7558      48.52%
254    7/25/2027       833,465.96      33,745.76   7.68900   7.7534      48.59%
255    8/25/2027       808,468.34      32,775.37   7.68760   7.7519      48.65%
256    9/25/2027       784,175.86      31,830.43   7.68560   7.7500      48.71%
257   10/25/2027       760,568.81      30,913.11   7.68330   7.7473      48.77%
258   11/25/2027       737,628.94      30,021.73   7.68190   7.7459      48.84%
259   12/25/2027       715,338.03      29,155.13   7.67960   7.7436      48.91%
260    1/25/2028       693,678.27      28,312.70   7.67820   7.7422      48.98%
261    2/25/2028       672,632.34      27,493.05   7.67640   7.7400      49.05%
262    3/25/2028       652,183.10      26,694.82   7.67380   7.7382      49.12%
263    4/25/2028       632,313.77      25,920.33   7.67290   7.7374      49.19%
264    5/25/2028       613,008.99      25,167.70   7.67080   7.7352      49.27%
265    6/25/2028       594,253.29      24,436.09   7.66950   7.7339      49.34%
266    7/25/2028       576,031.56      23,724.90   7.66730   7.7317      49.42%
267    8/25/2028       558,329.12      23,033.16   7.66610   7.7305      49.50%
268    9/25/2028       541,131.46      22,359.82   7.66440   7.7288      49.58%
269   10/25/2028       524,424.41      21,706.11   7.66230   7.7258      49.67%
270   11/25/2028       508,194.82      21,070.99   7.66110   7.7246      49.75%
271   12/25/2028       492,429.57      20,453.64   7.65900   7.7225      49.84%
272    1/25/2029       477,115.86      19,853.61   7.65780   7.7214      49.93%
273    2/25/2029       462,241.22      19,270.00   7.65620   7.7193      50.03%
274    3/25/2029       447,793.34      18,701.85   7.65330   7.7177      50.12%
275    4/25/2029       433,760.16      18,150.62   7.65310   7.7175      50.21%
276    5/25/2029       420,130.62      17,615.02   7.65110   7.7154      50.31%
277    6/25/2029       406,893.59      17,094.48   7.65000   7.7143      50.41%
278    7/25/2029       394,038.21      16,588.58   7.64800   7.7123      50.52%
279    8/25/2029       381,553.91      16,096.68   7.64690   7.7112      50.62%
280    9/25/2029       369,430.29      15,618.09   7.64530   7.7096      50.73%
281   10/25/2029       357,657.19      15,153.41   7.64340   7.7067      50.84%
282   11/25/2029       346,225.10      14,702.03   7.64230   7.7056      50.96%
283   12/25/2029       335,124.59      14,263.38   7.64030   7.7036      51.07%
284    1/25/2030       324,346.47      13,837.14   7.63920   7.7025      51.19%
285    2/25/2030       313,881.77      13,422.70   7.63770   7.7006      51.32%
286    3/25/2030       303,721.65      13,019.40   7.63490   7.6990      51.44%
287    4/25/2030       293,857.47      12,628.12   7.63480   7.6989      51.57%
288    5/25/2030       284,281.25      12,248.03   7.63290   7.6969      51.70%
289    6/25/2030       274,985.00      11,878.72   7.63180   7.6958      51.84%
290    7/25/2030       265,960.93      11,519.89   7.62990   7.6938      51.98%
291    8/25/2030       257,201.42      11,171.11   7.62880   7.6927      52.12%
292    9/25/2030       248,699.03      10,831.89   7.62730   7.6912      52.27%
293   10/25/2030       240,446.47      10,502.58   7.62540   7.6883      52.42%
294   11/25/2030       232,436.89      10,182.78   7.62430   7.6872      52.57%
295   12/25/2030       224,663.52       9,872.08   7.62240   7.6852      52.73%
296    1/25/2031       217,119.76       9,570.26   7.62130   7.6841      52.89%
297    2/25/2031       209,799.18       9,276.91   7.61980   7.6821      53.06%
298    3/25/2031       202,695.45       8,991.54   7.61700   7.6805      53.23%
299    4/25/2031       195,802.34       8,714.73   7.61680   7.6804      53.41%
300    5/25/2031       189,114.15       8,445.92   7.61490   7.6783      53.59%
301    6/25/2031       182,625.12       8,184.82   7.61380   7.6772      53.78%
302    7/25/2031       176,329.68       7,931.20   7.61180   7.6751      53.98%
303    8/25/2031       170,222.36       7,684.79   7.61070   7.6740      54.17%
304    9/25/2031       164,297.82       7,445.20   7.60910   7.6723      54.38%
305   10/25/2031       158,550.83       7,212.69   7.60710   7.6698      54.59%
306   11/25/2031       152,976.48       6,986.96   7.60600   7.6686      54.81%
307   12/25/2031       147,569.93       6,767.75   7.60390   7.6665      55.03%
308    1/25/2032       142,326.43       6,554.87   7.60280   7.6653      55.27%
309    2/25/2032       137,241.38       6,348.05   7.60110   7.6632      55.51%
310    3/25/2032       132,310.24       6,146.95   7.59870   7.6614      55.75%
311    4/25/2032       127,528.55       5,951.91   7.59790   7.6606      56.01%
312    5/25/2032       122,892.22       5,762.60   7.59580   7.6584      56.27%
313    6/25/2032       118,397.12       5,578.78   7.59460   7.6571      56.54%
314    7/25/2032       114,039.26       5,400.30   7.59250   7.6549      56.83%
315    8/25/2032       109,814.74       5,226.97   7.59120   7.6535      57.12%
316    9/25/2032       105,719.71       5,058.49   7.58940   7.6517      57.42%
317   10/25/2032       101,750.43       4,895.06   7.58720   7.6486      57.73%
318   11/25/2032        97,903.38       4,736.48   7.58590   7.6471      58.05%
319   12/25/2032        94,175.11       4,582.53   7.58370   7.6448      58.39%
320    1/25/2033        90,562.23       4,433.11   7.58230   7.6433      58.74%
321    2/25/2033        87,061.42       4,288.00   7.58040   7.6409      59.10%
322    3/25/2033        83,669.46       4,146.96   7.57730   7.6389      59.48%
323    4/25/2033        80,383.14       4,010.24   7.57680   7.6382      59.87%
324    5/25/2033        77,199.53       3,877.60   7.57440   7.6358      60.27%
325    6/25/2033        74,115.69       3,748.87   7.57290   7.6341      60.70%
326    7/25/2033        71,128.77       3,623.95   7.57050   7.6316      61.14%
327    8/25/2033        68,235.97       3,502.69   7.56890   7.6298      61.60%
328    9/25/2033        65,434.55       3,384.88   7.56680   7.6276      62.08%
329   10/25/2033        62,721.83       3,270.65   7.56430   7.6242      62.57%
330   11/25/2033        60,095.30       3,159.88   7.56260   7.6223      63.10%
331   12/25/2033        57,552.48       3,052.40   7.56000   7.6196      63.64%
332    1/25/2034        55,090.95       2,948.14   7.55830   7.6177      64.22%
333    2/25/2034        52,708.37       2,846.96   7.55600   7.6149      64.82%
334    3/25/2034        50,402.40       2,748.65   7.55250   7.6124      65.44%
335    4/25/2034        48,170.78       2,653.41   7.55160   7.6113      66.10%
336    5/25/2034        46,011.39       2,561.07   7.54880   7.6083      66.79%
337    6/25/2034        43,922.16       2,471.51   7.54680   7.6062      67.52%
338    7/25/2034        41,901.04       2,384.66   7.54400   7.6031      68.29%
339    8/25/2034        39,946.03       2,300.40   7.54190   7.6008      69.11%
340    9/25/2034        38,055.19       2,218.58   7.53930   7.5981      69.96%
341   10/25/2034        36,226.59       2,139.31   7.53630   7.5941      70.86%
342   11/25/2034        34,458.45       2,062.48   7.53410   7.5916      71.82%
343   12/25/2034        32,749.00       1,988.00   7.53090   7.5883      72.84%
344    1/25/2035        31,096.53       1,915.79   7.52860   7.5857      73.93%
345    2/25/2035        29,499.35       1,845.78   7.52570   7.5823      75.08%
346    3/25/2035        27,955.82       1,777.79   7.52170   7.5791      76.31%
347    4/25/2035        26,464.30       1,711.96   7.52010   7.5773      77.63%
348    5/25/2035        25,023.31       1,648.20   7.51670   7.5736      79.04%
349    6/25/2035        23,631.35       1,586.40   7.51400   7.5707      80.56%
350    7/25/2035        22,286.97       1,526.52   7.51050   7.5669      82.19%
351    8/25/2035        20,988.75       1,468.48   7.50770   7.5639      83.96%
352    9/25/2035        19,735.32       1,412.15   7.50440   7.5603      85.87%
353   10/25/2035        18,525.30       1,357.31   7.50060   7.5558      87.92%
354   11/25/2035        17,357.72       1,304.51   7.49760   7.5525      90.19%
355   12/25/2035        16,231.04        1246.77   7.49360   7.5483      92.18%
356    1/25/2036        15,150.63        1180.02   7.49050   7.5449      93.46%
357    2/25/2036        14,125.93        7145.75   7.48670   7.5405     607.03%
358    3/25/2036          7125.07       4,939.40    7.4822   7.5365     831.89%
359    4/25/2036          2254.47       1,130.95    7.4792   7.5335     601.98%
360    5/25/2036          1145.46         816.62    7.4749   7.5292     855.50%
361    6/25/2036           340.22         324.63    7.4714   7.5258    1145.01%
362    7/25/2036            18.71          18.84    7.4672   7.5216    1208.34%

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Asset Backed Certificates
IXIS 2006-HE2

Class A-1

                       5 CPR     10 CPR      15 CPR     20 CPR      25 CPR
Average Life              4.25       2.21        1.48       1.10       0.87
First Prin           6/25/2006  6/25/2006   6/25/2006  6/25/2006  6/25/2006
Last Prin            6/25/2015  2/25/2011   7/25/2009  9/25/2008  3/25/2008
Window                 1-109      1-57        1-38       1-28       1-22

THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
NON-RESEARCH PERSONNEL. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
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Asset Backed Certificates
IXIS 2006-HE2

----------------------------------------------
   Period         A-1 cashcap      A-2 cashcap
----------------------------------------------
       0                  --                --        FRM         50% PPC
       1               10.06             10.11        ARM         50% PPC
       2               10.06             10.11
       3               10.06             10.11        Libor       10%
       4               10.06             10.11        No Loss
       5               10.06             10.11
       6               10.06             10.11
       7               10.06             10.11
       8               10.06             10.11
       9               10.06             10.11
      10               10.06             10.11
      11               10.06             10.11
      12               10.06             10.11
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      14               10.06             10.11
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      20               10.06             10.11
      21               10.06             10.11
      22               10.06             10.11
      23               10.06             10.11
      24               10.06             10.11
      25               10.06             10.11
      26               10.06             10.11
      27               10.06             10.11
      28               10.06             10.11
      29               10.06             10.11
      30               10.06             10.11
      31               10.06             10.11
      32               10.06             10.11
      33               10.06             10.11
      34               10.06             10.11
      35               10.06             10.11
      36               10.06             10.11
      37               10.06             10.11
      38               10.06             10.11
      39               10.06             10.11
      40               10.06             10.11
      41               10.06             10.11
      42               10.06             10.11
      43                  --             10.11
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THIS IS NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY
RESEARCH DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING OR OTHER
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